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                                       [GRAPHIC]


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                                   LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2006


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

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TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles High Income Opportunities Fund  1

FEES AND EXPENSES OF THE FUND                  6

SUMMARY OF PRINCIPAL RISKS                     7

MANAGEMENT                                    15
 Investment Adviser                           15
 Portfolio Managers                           15

GENERAL INFORMATION                           17
 How Fund Shares Are Priced                   17
 How to Purchase Shares                       19
 How to Redeem Shares                         19
 Other Purchase and Redemption Information    20
 Restrictions on Buying and Selling Shares    21
 Dividends and Distributions                  22
 Tax Consequences                             22

FINANCIAL HIGHLIGHTS                          26

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high current income. Capital appreciation is the Fund's secondary objective. The Fund's investment objectives are fundamental and may not be changed without the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest substantially all of its assets, and may invest up to 100% of its assets, in high income securities. "High Income Securities" are fixed income securities that Loomis, Sayles & Company, L.P. ("Loomis Sayles") believes have the potential to generate relatively high levels of current income. High Income Securities include debt securities that are rated below investment grade quality at the time of investment (Ba or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Service, Inc. ("S&P") or Fitch Investor Services, Inc. ("Fitch") or, if unrated, determined to be of comparable quality by Loomis Sayles. These high yield debt securities are commonly called "junk bonds." High Income Securities may also include investment grade fixed income securities. The Fund may invest approximately 20% of its assets in investment grade fixed income securities. High Income Securities may be convertible into or exchangeable for equity securities, or they may carry with them the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The High Income Securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate. The Fund may invest a portion of its assets in senior floating rate loans made to U.S. and foreign borrowers. A significant portion of the securities purchased by the Fund may be issued by smaller-capitalization companies.

Under normal market conditions, the Fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities ("Foreign Securities"), including emerging markets Foreign Securities. The Fund's investments in Foreign Securities will be denominated in U.S. dollars and the Fund may invest without limit in obligations of supra-national entities (e.g., the World Bank). The Fund may also invest in derivatives, including purchasing or selling options or futures contracts to hedge interest rate risk.

The Fund's investments may include the following: corporate debt securities, U.S. government obligations, U.S. dollar-denominated foreign securities, zero coupon and pay-in-kind securities, loan assignments, delayed funding loans and revolving credit facilities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, securities lending, collateralized debt and loan obligations and other asset-backed securities, Rule 144A securities, structured notes, when-issued securities, credit default swaps, municipal bonds, repurchase agreements, debt-linked and equity-linked securities, convertible securities, preferred shares, illiquid securities and short sales.



                                      1

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Loomis Sayles' staff monitors the credit quality of the securities owned by the
Fund. Although Loomis Sayles considers public credit ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the ratings services. See "Ratings Agencies" under "More Information about the Fund's Investments and
Risk Considerations."

The Fund may purchase unrated securities (which are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. An unrated security may be less liquid than a comparable rated security and involve the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Loomis Sayles' creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Loomis Sayles believes that high total returns may be obtained through fundamental analysis. In deciding which High Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those types of investments. As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes have the potential to become stable to improving. With respect to investments in Foreign Securities, Loomis Sayles will also consider the global economic environment of the relevant country, taking into account factors such as GDP growth, inflation, monetary policy, fiscal policy, leadership, and social stability.

Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than relying primarily on changes in interest rates to produce returns. Loomis Sayles also analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find fixed income securities that Loomis Sayles believes may provide attractive returns for the Fund in comparison to their risk.

The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available at www.loomissayles.com (click on "Separate Accounts"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund. This risk is generally more pronounced for funds, such as the Fund, that may invest a significant portion of their assets in non-investment grade securities.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging market risk - the risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.
.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes. Although the Fund will invest only in U.S. dollar-denominated securities, the value of these investments may be affected by changes in currency exchange rates.
.. high yield securities risk - the risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.
.. inflation/deflation risk - inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. mortgage-related risk - subject to prepayment risk and extension risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.
.. small capitalization companies - small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, the performance of securities issued by small-cap companies can be more volatile than, and perform differently from, larger company securities.

For additional information see section "Summary of Principal Risks".

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations.

                                    [CHART]

TOTAL RETURN

 2005
------
 3.06%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 3.18% (Second Quarter 2005) and the Fund's worst quarter was down 1.48% (First Quarter of 2005).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year and since-inception periods compare to those of the Lipper High Current Yield Funds Index (the Fund's primary broad-based index), an equally weighted index of typically the 30 largest mutual funds that have high current yield as an investment objective, and the Lehman Brothers High Yield Index, a market-weighted, index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lipper High Current Yield Funds Index and the Lehman Brothers High Yield Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

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                                                                            Since
                                                                          Inception
                                                                   1 Year (04/13/04)
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
LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                             3.06%    9.10%
   Return After Taxes on Distributions1                            0.39%    6.35%
   Return After Taxes on Distributions and Sale of Fund Shares1    1.99%    6.16%
LIPPER HIGH CURRENT YIELD FUNDS INDEX2                             3.00%    6.50%
LEHMAN BROTHERS HIGH YIELD INDEX2                                  2.74%    6.45%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on the sale of fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since-inception data for each index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund. The Fund does not impose a sales charge, a redemption fee, or an exchange fee./1/

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                             TOTAL
                                                            ANNUAL
                                                             FUND     FEE WAIVER/
                          MANAGEMENT DISTRIBUTION  OTHER   OPERATING    EXPENSE      NET
                            FEES*    (12B-1) FEES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
-------------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME
OPPORTUNITIES FUND          0.41%         0%       0.13%     0.54%       0.54%        0%
-------------------------------------------------------------------------------------------

* The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing pure portfolio management services (not the advisory fees charged for the entire "wrap-fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Fund which are paid for by Loomis Sayles. See Note 1 below.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower but based on these assumptions your costs would be:


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND   $0     $0      $0       $0
----------------------------------------------------------------------------

/1 /The tables show net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. You should be aware, however, that shares of the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap-fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to IXIS Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in its net asset value. See the section "Management - Investment Adviser".

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect the Fund's portfolio. In seeking to achieve its investment goal, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund's Statement of Additional Information ("SAI"), which is available without charge upon request. (See back cover.)

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk will be greater for the Fund than for many other types of funds because it will invest primarily in fixed income securities rated below investment grade ("junk bonds"), or if unrated determined to be of similar quality by Loomis Sayles. Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

To the extent that the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that become not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

Funds, like the Fund, that may invest a significant portion of their assets in Foreign Securities also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index.

Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities.

Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors.

In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund is subject to this risk because it may invest up to 40% of its assets in securities of non-U.S. issuers. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a fund that invests in foreign securities could lose its entire investment.

As described further in the section below, funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability, and generally are subject to a greater degree to the risks discussed above.

Although the Fund will invest only in U.S. dollar-denominated securities, the value of these securities may be adversely affected by changes in currency exchange rates.

NON-DIVERSIFICATION RISK

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

HIGH YIELD SECURITIES RISK

High yield securities are generally below investment grade quality. These lower-rated securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

The prices of lower-rated securities have been found to generally be more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds, such as the Fund, that generally invest a significant portion of their assets in lower rated fixed income securities or comparable unrated securities.

The Fund will be subject to increased interest rate risk to the extent that it invests in fixed income securities with longer maturities or durations, as compared to if it invested in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities because the value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

ISSUER RISK

The value of the Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. The Fund will face this risk if it creates leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objectives and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK

Market risk is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but other companies in its industry or in a number of different industries, such as increases in production costs. The value of the Fund's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. Market risk tends to be greater for fixed income securities with longer maturities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments and the securities of companies that invest in mortgage-backed or other mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset- backed securities are subject to risks similar to those associated with mortgage-related securities.

SMALLER COMPANY RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

STRUCTURED NOTES

The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) "IXIS Advisors" or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisors Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisors Funds Trust II, IXIS Advisors Funds Trust III, IXIS Advisors Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is responsible for making investment decisions for the Fund and providing general business management and administration to the Fund.

As previously described in footnote 1 in the "Expenses of the Fund" section, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to IXIS Advisors, or the investor, such as an institutional client of Loomis Sayles or IXIS Advisors, will pay a fee to Loomis Sayles or IXIS Advisors under a separate client agreement for advisory services. The Fund does not pay Loomis Sayles a monthly investment advisory fee, also known as a management fee, for investment advisory services and, except as described below, Loomis Sayles pays the other ordinary expenses of the Fund.

The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is available in the Fund's annual report for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of the Fund's portfolio. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Daniel J. Fuss, Kathleen C. Gaffney, Matthew Eagan and Elaine Stokes of Loomis Sayles are responsible for investing and overseeing the assets for the Fund.

Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 21 years of investment experience.

Mr. Eagan, Vice President and Portfolio Manager of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan holds the designation of Chartered Financial Analyst. He received a B.A. from Northeastern University and an M.B.A. from Boston University and has over 16 years of investment experience.

Ms. Stokes, Vice President and Portfolio Manager of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. Ms. Stokes holds the designation of Chartered Financial Analyst. She received a B.S. from St. Michael's College and has over 18 years of investment experience.

Please see the SAI for information on the Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER FEES

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for these customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated by the Fund's custodian after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P. (the
   "Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. If the Fund significantly invests in foreign securities, it may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

HOW TO PURCHASE SHARES

An investor may purchase Fund shares at net asset value without a sales charge or other fee.

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY TO INVESTORS IN "WRAP FEE" PROGRAMS APPROVED BY IXIS ADVISORS AND/OR LOOMIS SAYLES AND TO INSTITUTIONAL ADVISORY CLIENTS OF LOOMIS SAYLES OR IXIS ADVISORS THAT, IN EACH CASE, MEET THE FUND'S POLICIES AS ESTABLISHED BY LOOMIS SAYLES.

A purchase order received by the Fund's Transfer Agent, prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time), on a day the Fund is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. The Fund is "open for business" on each day the New York Stock Exchange is open for trading. Purchase orders will be accepted only on days on which the Fund is open for business.

Additional shares can be purchased if authorized by IXIS Advisors or Loomis Sayles and payment must be wired in federal funds to the Transfer Agent except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of the Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Please see the section "Restrictions on Buying and Selling Shares" below for more information.

HOW TO REDEEM SHARES

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or by contacting Loomis Sayles, IXIS Advisors or the Transfer Agent for non-wrap program shareholders.

Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt of a redemption request by the Transfer Agent. A redemption request received by the Transfer Agent prior to the close of regular trading on the Exchange, on a day the Fund is open for business, is effected at that day's net asset value. A redemption request received after that time is effected at the next business day's net asset value per share. Redemption proceeds will be wired within one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

The Fund and the Distributor each reserve the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap sponsor is no longer approved by Loomis Sayles or IXIS Advisors. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Fund and the distributor may redeem shares of any shareholder who no longer participates in any approved wrap program (for example, by withdrawing from the program). The Fund and the Distributor each reserve the right to redeem any shareholder for which Loomis Sayles or IXIS Advisors ceases to act as investment adviser. In addition, the Fund and the Distributor each reserve the right to redeem any shareholder if the shareholder's continued investment in the Fund becomes inconsistent with the Fund's policies, as established by Loomis Sayles.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, the Fund reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one registered investment adviser.

OTHER PURCHASE AND REDEMPTION INFORMATION

The Fund reserves the right to create investment minimums in its sole discretion.

Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Fund is required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. The Fund may not be able to open an investor's account if the requested information is not provided to the Fund or its delegate. THE FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH

STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF AN INVESTOR'S IDENTITY IS NOT VERIFIED.

RESTRICTIONS ON BUYING AND SELLING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares for long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading policies that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares:

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of the Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of the Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in the Fund followed by a subsequent redemption; or (ii) there are two purchases into the Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the

Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

.. reinvest all distributions in additional shares of the Fund; or .. have proceeds sent by wire to the bank account of record for the amount of the distribution.

If you do not elect an option, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF DISTRIBUTIONS FROM THE FUND. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before the Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, an investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% brackets. For more information, see the SAI, under "Distribution and Taxes."

SALES OR EXCHANGE OF FUND SHARES. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for another IXIS Advisor Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of gain or loss. Shareholder transactions in the Fund's share resulting in gains from selling shares held for more than one year generally are taxed at capital gains rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. The Fund's investments in Foreign Securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

NON-U.S. SHAREHOLDERS. Capital Gain Dividends will not be subject to withholding. Generally, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder who is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for the taxable years of the Fund beginning before January 1, 2008, the Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent such distributions are properly designated by the Fund. The Fund does not intend to make such designations.

BACKUP WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance since-inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                                       Income from
                                  Investment Operations              Less Distributions
                           ------------------------------------ ----------------------------
               Net asset               Net realized    Total      Dividends    Distributions
                value,        Net     and unrealized    from         from        from net
               beginning   investment    gain on     investment net investment   realized
             of the period income(e)   investments   operations     income     capital gains
--------------------------------------------------------------------------------------------

HIGH INCOME OPPORTUNITIES FUND
9/30/2005       $10.32       $0.78        $0.17        $0.95        $(0.77)         $--
9/30/2004(a)     10.00        0.33         0.25         0.58         (0.26)          --


(a) For the period April 13, 2004 (inception) through September 30, 2005.
(b) Periods less than one year are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operating of the Fund. (d) Annualized for periods less than one year. (e) Per share net investment income has been calculated using the average shares outstanding during the period.

                                                   Ratios to average net assets
                                                 --------------------------------
              Net asset              Net assets,
                value,                 end of      Net     Gross   Net investment Portfolio
    Total       end of      Total    the period  Expenses Expenses     income     turnover
distributions the period return %(b)    (000)     (%)(c)   (%)(c)      (%)(d)     rate (%)
-------------------------------------------------------------------------------------------

   $(0.77)      $10.50       9.5       $13,115      --       --         7.40         22
    (0.26)       10.32       5.9         9,079      --       --         7.03         45

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
To order a free copy of the Fund's annual or semiannual reports or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial adviser, or contact Loomis Sayles at 1-800-343-2029. The Fund does not make its SAI, annual report or semiannual report available through a website due to the limited eligibility for purchasing shares.
Information about the Fund, including its reports and SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.
PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.
IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6th Floor, Boston, MA 02116 or call us at 1-800-225-5478.

[LOGOL]ooLmoiosmiSsaySlaeysleFsunds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

File No. 811-08282                                                M-LSH051-0206

                                       [GRAPHIC]


                                       [GRAPHIC]




                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                              LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                    [GRAPHIC]

                              Loomis Sayles Funds I

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Bond Fund                                1
 Loomis Sayles Global Bond Fund                         5
 Loomis Sayles Inflation Protected Securities Fund      9

FEES AND EXPENSES OF THE FUNDS                         12

SUMMARY OF PRINCIPAL RISKS                             14

MANAGEMENT
 Investment Adviser                                    23
 Portfolio Managers                                    23
 Distribution Plans and Administrative and Other Fees  24

GENERAL INFORMATION
 How Fund Shares Are Priced                            25
 Accessing Your Account Information                    27
 How to Purchase Shares                                27
 How to Redeem Shares                                  30
 How to Exchange Shares                                33
 Restrictions on Buying, Selling and Exchanging Shares 34
 Dividends and Distributions                           36
 Tax Consequences                                      37

FINANCIAL HIGHLIGHTS                                   40

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment-grade fixed income securities, although it may invest up to 35% of its assets in lower-rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent that other fixed-income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years./1/

                                    [CHART]

                                 Total Return
                                 ------------
  1996    1997    1998   1999   2000   2001   2002    2003    2004    2005
  ----    ----    ----   ----   ----   ----   ----    ----    ----    ----
  10.29%  12.69%  4.70%  4.50%  4.36%  2.66%  13.34%  29.18%  11.30%  4.28%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 11.09% (Second quarter 2003), and the Fund's worst quarter was down 5.01% (Third quarter 1998).

1 Average annual total returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund for periods prior to September 15, 2003 reflect the results of shares of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor Bond Fund"). The assets and liabilities of the Predecessor Bond Fund reorganized into the Fund on September 12, 2003. For the periods before the inception of the Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Bond Fund, performance shown for those Classes is based on the performance of the Predecessor Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by the Retail Class and Admin Class shares of the Predecessor Bond Fund. Institutional Class shares of the Predecessor Bond Fund commenced operations on May 16, 1991.

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/16/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                4.28%  11.77%   9.49%    11.27%
   Return After Taxes on Distributions2               2.11%   8.95%   6.26%     7.84%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       2.77%   8.39%   6.10%     7.62%
RETAIL CLASS - Return Before Taxes                    4.01%  11.49%   9.21%    10.99%
ADMIN CLASS - Return Before Taxes                     3.75%  11.22%   8.83%    10.47%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX/3/       2.37%   6.11%   6.17%     7.27%

1 Average annual total returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund for periods prior to September 15, 2003 reflect the results of shares of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor Bond Fund"). The assets and liabilities of the Predecessor Bond Fund reorganized into the Fund on September 12, 2003. For the periods before the inception of the Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Bond Fund, performance shown for those Classes is based on the performance of the Predecessor Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by the Retail Class and Admin Class shares of the Predecessor Bond Fund. Institutional Class shares of the Predecessor Bond Fund commenced operations on May 16, 1991.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since-inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2005.

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in lower-rated fixed-income securities ("junk bonds"). Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed-income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions foreign currency hedging transactions, and swap transactions. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent that other fixed-income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years./1/

                                    [CHART]

                                     Total Return
                                     ------------
  1996    1997   1998    1999   2000    2001   2002    2003    2004   2005
  ----    ----   ----    ----   ----    ----   ----    ----    ----   ----
  15.02%  2.31%  10.59%  3.82%  -0.34%  5.11%  20.40%  21.25%  9.80%  -4.34%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.66% (Fourth quarter 1998), and the Fund's worst quarter was down 3.23% (Second quarter 2004).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Lehman Brothers Global Aggregate Index, an index that covers the most liquid portion of the global investment-grade fixed-rate bond market. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class by class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and returns after taxes on distributions and sale of Fund shares. The Lehman Brothers Global Aggregate Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/10/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                -4.34% 10.02%   8.06%     8.53%
   Return After Taxes on Distributions2               -5.95%  8.73%   6.04%     6.46%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       -2.75%  7.94%   5.72%     6.17%
RETAIL CLASS - Return Before Taxes                    -4.60%  9.73%   7.81%     8.36%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX3               -4.49%  6.81%   5.35%     7.04%

1 Average annual total returns shown for the Institutional Class and Retail Class shares of the Fund for periods prior to September 15, 2003 reflect the results of shares of the corresponding class of the Loomis Sayles Global

Bond Fund, the Fund's predecessor (the "Predecessor Global Bond Fund"). The assets and liabilities of the Predecessor Global Bond Fund reorganized into the Fund on September 12, 2003. For the periods before the inception of the Retail Class shares (December 31, 1996) of the Predecessor Global Bond Fund, performance shown for that Class is based on the performance of the Predecessor Global Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by the Retail Class shares of the Predecessor Global Bond Fund. Institutional Class shares of the Predecessor Global Bond Fund commenced operations on May 10, 1991.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other class of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of the Index do not reflect a deduction for fees, expenses or taxes. Since-inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-protected securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or TIPS). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government. Under normal circumstances, 80% of the Fund's net assets will be invested in such securities.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

The Fund may invest in other securities, including but not limited to, inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers. The Fund may also invest in nominal treasury securities, corporate bonds, rule 144A securities, structured notes, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls), and up to 10% of its assets in lower-rated fixed-income securities ("junk bonds"). The Fund may invest in fixed-income securities of any maturity. The Fund may also engage in futures transactions and foreign currency hedging transactions. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.

.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. focused investment risk - the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
.. lower-quality fixed-income securities risk - the risk that the Fund's investments may be subject to fixed-income securities risk to a greater extent than other fixed-income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years./1/

                                    [CHART]

                                     Total Return
                                     ------------
  1996    1997   1998   1999    2000   2001    2002    2003   2004   2005
  ----    ----   ----   ----    ----   ----    ----    ----   ----   ----
  1.32%  12.74%  9.28%  -4.46%  17.65%  4.68%  14.21%  2.99%  4.39%  1.99%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.34% (Third quarter 2002), and the Fund's worst quarter was down 4.70% (First quarter 1996).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares (before and after taxes) for the one-year, five-year, ten-year and since-inception periods compare to those of the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, an index that measures the performance of the inflation protected securities issued by the U.S. Treasury. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class by class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and returns after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/21/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                 1.99%  5.56%   6.28%     8.00%
   Return After Taxes on Distributions2               -0.23%  3.37%   3.92%     5.18%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                        1.32%  3.51%   3.94%     5.16%
LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED
  SECURITIES INDEX3                                    2.84%  8.74%     N/A       N/A

1 The annual total returns shown for periods prior to September 15, 2003 reflect the results of the Institutional Class of the Loomis Sayles U.S. Government Securities Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor U.S. Government Securities Fund"). The assets and liabilities of the Predecessor U.S. Government Securities Fund were reorganized into the Fund on September 12, 2003.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. The index began on October 1, 1997, therefore, data is unavailable for the ten-year period and the period since the Fund's inception.

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                  MAXIMUM SALES CHARGE               REDEMPTION FEE
                                     (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                      ON PURCHASES       DEFERRED      OF AMOUNT
                                  (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                          OFFERING PRICE)       (LOAD)      APPLICABLE)
------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                     None             None      2% of proceeds*
  Retail Class                            None             None      2% of proceeds*
  Admin Class                             None             None      2% of proceeds*
------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                     None             None      2% of proceeds*
  Retail Class                            None             None      2% of proceeds*
------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED
SECURITIES FUND
  Institutional Class                     None             None      None*
------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares on or before the two month anniversary of their acquisition. For more information see the section "Redemption Fees".

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                          TOTAL
                                                         ANNUAL      FEE
                        MANAGE- DISTRIBUTION              FUND     WAIVER/
                         MENT     (12B-1)      OTHER    OPERATING REIMBURSE-   NET
FUND/CLASS               FEES+      FEES     EXPENSES++ EXPENSES     MENT    EXPENSES
-------------------------------------------------------------------------------------
LOOMIS SAYLES
BOND FUND1
  Institutional Class    0.59%     0.00%       0.21%      0.80%     0.05%     0.75%
  Retail Class           0.59%     0.25%       0.24%      1.08%     0.08%     1.00%
  Admin Class            0.59%     0.25%       0.69%*     1.53%     0.28%     1.25%
-------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL
BOND FUND2
  Institutional Class    0.59%     0.00%       0.17%      0.76%     0.01%     0.75%
  Retail Class           0.59%     0.25%       0.22%      1.06%     0.06%     1.00%
-------------------------------------------------------------------------------------
LOOMIS SAYLES
INFLATION PROTECTED
SECURITIES FUND3
  Institutional Class    0.25%     0.00%       0.93%      1.18%     0.78%     0.40%
-------------------------------------------------------------------------------------

+ Expense information for the Loomis Sayles Bond Fund, Global Bond Fund and Inflation Protected Securities Fund reflects a reduction in the management fee from 0.60% to 0.60% for the first $3 billion and 0.50% thereafter, 0.60% to 0.60% for the first $1 billion and 0.50% thereafter and 0.30% to 0.25%, respectively, effective July 1, 2005.
++ Other expenses have been restated to reflect current fees and expenses.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.75%, 1.00% and 1.25% of the Fund's average daily net assets for Institutional shares, Retail shares and Admin shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles Global Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.75% and 1.00% of the Fund's average daily net assets for Institutional shares and Retail shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Inflation Protected Securities Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.40% of the Fund's average daily net assets for Institutional shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
*Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE*

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                                        1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                              $ 77     $250     $439    $  985
  Retail Class                                     $102     $336     $588    $1,310
  Admin Class                                      $127     $456     $808    $1,800
-------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                              $ 77     $242     $421    $  941
  Retail Class                                     $102     $331     $579    $1,289
-------------------------------------------------------------------------------------
LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND
  Institutional Class                              $ 41     $297     $574    $1,362
-------------------------------------------------------------------------------------

 * The Example is based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-rated fixed-income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures and swap transactions. Those

Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

EMERGING MARKETS RISK

Economic And Political Risks Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOCUSED INVESTMENT RISK

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high-quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower-rated fixed-income securities ("junk bonds") or comparable unrated securities. Interest rate risk also is greater for Funds that generally invest in fixed-income securities with longer maturities or durations than for Funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Each Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed-income securities paying non-cash interest in the form of other fixed-income securities, because the prices of those types of securities tend to react more to changes in interest rates.

ISSUER RISK

The value of the Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

LOWER-QUALITY FIXED-INCOME SECURITIES RISK

Lower-quality fixed-income securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher- quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value.

Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

MORTGAGE DOLLAR ROLLS RISK

A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each
Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the
Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and

Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to each Fund.

The aggregate advisory fee paid by the Fund during the fiscal year ended September 30, 2005 as a percentage of the Fund's average net assets were:


FUND                                              AGGREGATE ADVISORY FEE
------------------------------------------------------------------------
Loomis Sayles Bond Fund                            0.55% (after waiver)
------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                     0.52% (after waiver)
------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund  0.00% (after waiver)
------------------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES BOND FUND Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Bond Fund since its inception in May 1991. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Kathleen Gaffney has served as co-portfolio manager of the Loomis Sayles Bond Fund since October 1997. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 21 years of investment experience.

LOOMIS SAYLES GLOBAL BOND FUND Kenneth M. Buntrock has served as portfolio manager of the Loomis Sayles Global Bond fund since September 2000.
Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in
1974
and joined Loomis Sayles in 1997. Mr. Buntrock holds the designation of Chartered Financial Analyst. He received a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 31 years of investment experience.

David Rolley has served as portfolio manager of the Loomis Sayles Global Bond Fund since September 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of Chartered Financial Analyst. He received a B.A. from Occidental College, a Ph.D. (A.B.D.) from the University of Pennsylvania and has over 25 years of investment experience.

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND Clifton Rowe has served as portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since January 2003. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. Mr. Rowe holds the designation of Chartered Financial Analyst. He received a B.B.A. from James Madison University, an M.B.A. from the University of Chicago and has over 13 years of investment experience.

John Hyll has served as portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since January 2003. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College and has over 22 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Bond Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (minus applicable redemption or other charges as described earlier in this Prospectus) after your order is received "in good order."

 . Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 . A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

 . EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

 . DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 . SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

 . SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

 . OPTIONS -- last sale price, or if not available, last offering price.

 . FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

 . ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

.. THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

.. THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

.. DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address, and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       Lafayette Corporate Center
       2 Avenue de Lafayette
       Boston, MA 02111
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege, from www.loomissayles.com click on "Account Access" then click on the appropriate user type and follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day. Purchases made through ACH prior to the close of regular trading on the Exchange will receive the NAV calculated on the following business day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

The following table shows the investment minimum for each class of shares of each Fund.


FUND                                              MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------------------
Loomis Sayles Bond Fund                            Institutional - $100,000
                                                       Retail - $2,500
                                                      Admin - No Minimum
----------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                     Institutional - $100,000
                                                       Retail - $2,500
----------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund  Institutional -$100,000
----------------------------------------------------------------------------

Each Fund's shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available online at www.loomissayles.com, or call Loomis Sayles Funds at 1-800-633-3330. Admin

Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors.

Each subsequent investment must be at least $50. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P., and their respective family members, may purchase shares of the funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICy In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

A 2% redemption fee may apply to redemptions of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

..  BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at
   1-800-633-3330 or exchange online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

   The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

   For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of IXIS Advisor Cash Management Trust, a money market fund that is advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of IXIS Advisor Cash Management Trust. You may exchange Institutional shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of IXIS Advisor Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

A 2% redemption fee may apply to exchanges of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

You can obtain the form by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

The Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given time period. See the section "Redemption Fees" for more information.

REDEMPTION FEES Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of the Funds on or before the two month anniversary of their acquisition (including acquisition by exchange). For example, if the shares were purchased on January 10th, the first day the shares could be redeemed or exchanged without a redemption fee is March 11th (or, if the New York Stock Exchange (NYSE) is closed for trading that day, the next business day). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund. Please see the SAI for more details.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends.

The table below provides further information about each Fund's dividend policy.


FUND                                                         DIVIDEND POLICY
----------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                           Generally, declares and pays dividends
Loomis Sayles Inflation Protected Securities Fund quarterly
----------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                    Generally, declares and pays dividends
                                                  annually
----------------------------------------------------------------------------------------

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus do not expect to pay any federal income tax on income and capital gains distributed to shareholders.

NON-U.S. SHAREHOLDERS

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Fund shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31,2008, distributions of investment, income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI, under "Distribution and Taxes."

SALE OR EXCHANGE OF FUND SHARES

Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Income distributions from REITs generally are not entitled to be treated as qualified dividend income. For other implications of the Fund's investments in REITs, see the SAI under "Distributions and Taxes."

In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such designations.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

BACKUP WITHHOLDING. Each Funds is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since-inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                  Income (Loss) from
                                Investment Operations              Less Distributions
                         -----------------------------------  ----------------------------
             Net asset               Net realized    Total      Dividends    Distributions
              value,        Net     and unrealized    from         from        from net
             beginning   investment gain (loss) on investment net investment   realized
           of the period   income    investments   operations     income     capital gains
------------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
9/30/2005     $13.46       $0.67(c)     $ 0.57       $ 1.24       $(0.89)         $--
9/30/2004      12.66        0.72(c)       0.82         1.54        (0.74)          --
9/30/2003      10.33        0.78(c)       2.34         3.12        (0.79)          --
9/30/2002+     10.39        0.82(c)      (0.06)        0.76        (0.82)          --
9/30/2001      11.53        0.94(c)      (0.91)        0.03        (1.17)          --

RETAIL CLASS
9/30/2005     $13.44       $0.64(c)     $ 0.57       $ 1.21       $(0.87)         $--
9/30/2004      12.65        0.69(c)       0.82         1.51        (0.72)          --
9/30/2003      10.33        0.75(c)       2.34         3.09        (0.77)          --
9/30/2002+     10.39        0.79(c)      (0.05)        0.74        (0.80)          --
9/30/2001      11.52        0.91(c)      (0.91)        0.00        (1.13)          --

ADMIN CLASS
9/30/2005     $13.42       $0.60(c)     $ 0.56       $ 1.16       $(0.83)         $--
9/30/2004      12.64        0.65(c)       0.82         1.47        (0.69)          --
9/30/2003      10.32        0.72(c)       2.34         3.06        (0.74)          --
9/30/2002+     10.38        0.76(c)      (0.05)        0.71        (0.77)          --
9/30/2001      11.52        0.88(c)      (0.92)       (0.04)       (1.10)          --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share. + As required
October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                                                           Ratios to Average Net Assets
                                                          ------------------------------
                         Net asset            Net assets,                         Net
                           value,               end of                         investment Portfolio
    Total     Redemption   end of     Total   the period      Net      Gross     income   turnover
distributions    fees    the period Return(a)    (000)    expenses(b) expenses   (loss)     rate
---------------------------------------------------------------------------------------------------

   $(0.89)      $0.00(d)   $13.81      9.5%   $3,303,997     0.75%      0.79%     4.91%      22%
    (0.74)       0.00(d)    13.46     12.5     2,365,199     0.75       0.79      5.48       42
    (0.79)         --       12.66     30.9     1,730,165     0.75       0.78      6.64       35
    (0.82)         --       10.33      7.5     1,172,286     0.75       0.79      7.76       22
    (1.17)         --       10.39      0.3     1,383,951     0.75       0.78      8.52       20

   $(0.87)      $0.00(d)   $13.78      9.2%   $  707,394     1.00%      1.05%     4.64%      22%
    (0.72)       0.00(d)    13.44     12.2       275,349     1.00       1.04      5.24       42
    (0.77)         --       12.65     30.6       143,932     1.00       1.07      6.35       35
    (0.80)         --       10.33      7.3        61,845     1.00       1.14      7.51       22
    (1.13)         --       10.39      0.1        77,035     1.00       1.13      8.28       20

   $(0.83)      $0.00(d)   $13.75      8.9%   $   64,263     1.25%      1.31%     4.39%      22%
    (0.69)       0.00(d)    13.42     11.9        27,299     1.25       1.29      4.99       42
    (0.74)         --       12.64     30.4        12,061     1.25       1.40      6.13       35
    (0.77)         --       10.32      7.0         6,383     1.25       1.68      7.22       22
    (1.10)         --       10.38     (0.3)        5,498     1.25       1.71      8.02       20

FINANCIAL HIGHLIGHTS

                                  Income (Loss) from
                                Investment Operations               Less Distributions
                         ------------------------------------  ---------------------------
             Net asset                Net realized    Total      Dividends    Distributions
              value,        Net      and unrealized    from         from        from net
             beginning   investment  gain (loss) on investment net investment   realized
           of the period income/(a)/  investments   operations     income     capital gains
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2005     $15.59       $0.44         $0.05        $0.49        $(0.46)       $(0.05)
9/30/2004      14.93        0.48          0.78         1.26         (0.60)           --
9/30/2003      12.68        0.62          2.25         2.87         (0.62)           --
9/30/2002+     11.08        0.68          0.92         1.60            --            --
9/30/2001      10.93        0.72          0.07         0.79         (0.60)        (0.04)

RETAIL CLASS
9/30/2005      15.46        0.40          0.05         0.45         (0.43)        (0.05)
9/30/2004      14.83        0.43          0.79         1.22         (0.59)           --
9/30/2003      12.62        0.58          2.24         2.82         (0.61)           --
9/30/2002+     11.06        0.65          0.91         1.56            --            --
9/30/2001      10.91        0.69          0.07         0.76         (0.57)        (0.04)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (c) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. (d) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, and increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                              Ratios to Average Net Assets
                                                            --------------------------------
                         Net asset              Net assets,                           Net
                           value,                 end of                           investment Portfolio
    Total     Redemption   end of     Total     the period      Net        Gross     income   turnover
distributions    fees    the period return/(b)/    (000)    expenses/(c)/ expenses   (loss)     rate
-------------------------------------------------------------------------------------------------------

   $(0.51)      $0.00(d)   $15.57       3.1      $553,704       0.75        0.80      2.75        63
    (0.60)       0.00(d)    15.59       8.6       287,830       0.80        0.85      3.15        61
    (0.62)         --       14.93      23.4        83,325       0.90        0.94      4.50       107
       --          --       12.68      14.4        44,810       0.90        1.07      5.78        65
    (0.64)         --       11.08       7.7        37,681       0.90        1.09      6.65        58

    (0.48)       0.00(d)    15.43       2.8       699,498       1.00        1.09      2.57        63
    (0.59)       0.00(d)    15.46       8.4       413,652       1.04        1.10      2.88        61
    (0.61)         --       14.83      23.1        55,487       1.15        1.21      4.13       107
       --          --       12.62      14.1        12,103       1.15        1.47      5.53        65
    (0.61)         --       11.06       7.4        10,375       1.15        1.47      6.42        58

FINANCIAL HIGHLIGHTS

                                  Income (Loss) from
                                Investment Operations              Less Distributions
                         ------------------------------------ ---------------------------
             Net asset               Net realized    Total      Dividends    Distributions
              value,        Net     and unrealized    from         from        from net
             beginning   investment  gain (loss)   investment net investment   realized
           of the period   income   on investments operations     income     capital gains
------------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES
FUND

INSTITUTIONAL CLASS
9/30/2005     $11.02       $0.42(c)     $(0.08)      $0.34        $(0.52)       $   --
9/30/2004      11.60        0.37(c)      (0.12)       0.25         (0.54)        (0.29)
9/30/2003      11.94        0.43(c)       0.05        0.48         (0.53)        (0.29)
9/30/2002+     11.19        0.51(c)       0.83        1.34         (0.59)           --
9/30/2001      10.62        0.62(c)       0.70        1.32         (0.75)           --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. (e) Effective July 1, 2005, the Inflation Protected Securities Fund decreased its net expense limitations to 0.40% from 0.50%.


                                                               Ratios to average net assets
                                                           -----------------------------------
                         Net asset             Net assets,
                          value,                 end of
                          end of                   the                                           Portfolio
    Total     Redemption    the      Total       period        Net        Gross   Net investment turnover
distributions    fees     period   return/(a)/    (000)    expenses/(b)/ expenses income (loss)    rate
----------------------------------------------------------------------------------------------------------


   $(0.52)       $--      $10.84       3.1%      $ 9,298       0.49%(e)    1.54%       3.81%        141%
    (0.83)        --       11.02       2.3         7,390       0.50        1.73        3.33          99
    (0.82)        --       11.60       4.3         9,549       0.50        1.28        3.68          60
    (0.59)        --       11.94      12.4        13,492       0.50        1.16        4.58         101
    (0.75)        --       11.19      12.9        15,018       0.50        1.25        5.63         124

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial adviser or contact Loomis Sayles at 1-800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                               M-LSFI-0206
File No. 811-08282

[LOGO] Loomis Sayles

                                       [GRAPHIC]


                                       [GRAPHIC]





                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                       LOOMIS SAYLES VALUE FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Aggressive Growth Fund                   1
 Loomis Sayles Small Cap Growth Fund                    4
 Loomis Sayles Small Cap Value Fund                     8
 Loomis Sayles Tax-Managed Equity Fund                 12
 Loomis Sayles Value Fund                              16

FEES AND EXPENSES OF THE FUNDS                         19

SUMMARY OF PRINCIPAL RISKS                             22

MANAGEMENT                                             29
 Investment Adviser                                    29
 Portfolio Managers                                    29
 Distribution Plans and Administrative and Other Fees  31

GENERAL INFORMATION                                    32
 How Fund Shares Are Priced                            32
 Accessing Your Account Information                    34
 How to Purchase Shares                                34
 How to Redeem Shares                                  37
 How to Exchange Shares                                40
 Restrictions on Buying, Selling and Exchanging Shares 41
 Dividends and Distributions                           43
 Tax Consequences                                      44

FINANCIAL HIGHLIGHTS                                   47

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or similar securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs") and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                     [CHART]

                                 TOTAL RETURN

 1997    1998    1999    2000     2001     2002    2003    2004    2005
 ----    ----    ----    ----     ----     ----    ----    ----    ----
22.65%  11.54% 197.78%  -5.59%  -49.36%  -36.52%  40.09%  19.35%  15.41%




The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (Fourth quarter 1999), and the Fund's worst quarter was down 38.63% (First quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year and since-inception periods compare to those of the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell Midcap Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                      1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                15.41% -9.11%    10.14%
   Return After Taxes on Distributions1               15.41% -9.17%     9.39%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                       10.01% -7.53%     8.52%
RETAIL CLASS - Return Before Taxes                    15.16% -9.34%     9.84%
RUSSELL MIDCAP GROWTH INDEX2                          12.10%  1.38%     8.39%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
2 The returns of the index do not reflect a deduction for fees, expenses or taxes.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                     [CHART]

                                  TOTAL RETURN

 1997    1998   1999    2000     2001     2002    2003    2004     2005
 ----    ----   ----    ----     ----     ----    ----    ----     ----
19.43%  18.73% 91.82% -18.15%  -44.41%  -41.56%  43.32%  9.43%    10.69%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (Fourth quarter 1999), and the Fund's worst quarter was down 40.31% (Third quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for the Institutional Class shares) for the one-year, five-year and since-inception periods compare to those of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                      1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                10.69% -10.82%   2.56%
   Return After Taxes on Distributions1               10.69% -10.91%   2.18%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                        6.95%  -8.88%   2.04%
RETAIL CLASS - Return Before Taxes                    10.40% -11.04%   2.31%
RUSSELL 2000 INDEX/2/                                  4.55%   8.22%   8.49%
RUSSELL 2000 GROWTH INDEX/2/                           4.15%   2.28%   3.98%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of other capitalizations.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price-to-earnings, price-to-book, and price-to-cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in REITs, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), investment companies. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class and Admin Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.1

                                     [CHART]

                                   TOTAL RETURN

 1996    1997    1998   1999    2000     2001     2002    2003     2004   2005
 ----    ----    ----   ----    ----     ----     ----    ----     ----   ----
30.44%  25.99%  -1.08% 0.37%   23.19%   13.87%  -13.23%  34.55%   21.83%  6.24%




The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (Fourth quarter 1998), and the Fund's worst quarter was down 18.58% (Third quarter 1998).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for the Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare those of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/13/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                6.24%  11.46%   13.21%   14.97%
   Return After Taxes on Distributions2               4.51%   9.84%   10.90%   12.36%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       5.76%   9.31%   10.39%   11.88%
RETAIL CLASS - Return Before Taxes                    6.00%  11.20%   12.95%   14.79%
ADMIN CLASS - Return Before Taxes                     5.73%  10.92%   12.58%   14.43%
RUSSELL 2000 INDEX3                                   4.55%   8.22%    9.26%   11.38%
RUSSELL 2000 VALUE INDEX3                             4.71%  13.55%   13.08%   14.60%

1 The annual total returns shown reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the returns performance shown for those Classes are based on the returns of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since-inception data for each index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash-flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, REITs and Rule 144A securities. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

.. fixed income securities risk - the risk that the value of a fixed-income security may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. tax risk - the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal or state income tax on investment returns.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The Fund changed its name and investment strategies on June 1, 2003. The Fund's performance may have been different under its current investment strategies.

                                     [CHART]

                                   TOTAL RETURN

  1996     1997    1998   1999    2000    2001      2002    2003    2004  2005
  ----     ----    ----   ----    ----    ----      ----    ----    ----  ----
 15.60%2  15.68%2 34.23% 18.57%  17.40%  -11.69%  -12.95%  20.41%   9.71% 3.62%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (Fourth quarter 1998), and the Fund's worst quarter was down 12.52% (Third quarter 2002).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Standard & Poor's 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

-----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                       1 Year 5 Years 10 Years (10/1/95)2
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
INSTITUTIONAL CLASS
   Returns Before Taxes                                3.62%   1.02%   10.15%    9.94%
   Returns After Taxes on Distributions3               3.40%   0.71%    7.14%    6.99%
   Returns After Taxes on Distributions and Sale of
   Fund Shares3                                        2.35%   0.70%    7.27%    7.12%
STANDARD & POOR'S 500 INDEX/4/                         4.91%   0.54%    9.07%    9.46%

1 The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
2 The Fund was registered under the 1940 Act and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
4 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since-inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price-to-earnings, price-to-book, and price-to-cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in REITs and Rule 144A securities. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.

                                     [CHART]

                                   TOTAL RETURN

 1996    1997    1998     1999    2000    2001     2002    2003    2004    2005
 ----    ----    ----     ----    ----    ----     ----    ----    ----    ----
21.16%  29.21%  10.54%   -1.33%   7.35%  -5.65%  -16.69%  26.24%  15.12%  12.80%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.11% (Second quarter 2003), and the Fund's worst quarter was down 17.93% (Third quarter 2002).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                       1 Year 5 Years 10 Years (5/13/91)
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
INSTITUTIONAL CLASS
   Returns Before Taxes                                12.80%  5.20%    8.97%   10.53%
   Returns After Taxes on Distributions1               11.50%  4.64%    7.25%    8.78%
   Returns After Taxes on Distributions and Sale of
   Fund Shares1                                         9.18%  4.26%    6.98%    8.43%
RUSSELL 1000 VALUE INDEX2                               7.05%  5.28%   10.94%   12.49%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                      MAXIMUM SALES CHARGE               REDEMPTION FEE
                                         (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                          ON PURCHASES       DEFERRED      OF AMOUNT
                                      (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                              OFFERING PRICE)       (LOAD)      APPLICABLE)
----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                         None             None      None
  Retail Class                                None             None      None
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
  Admin Class                                 None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                         None             None      None
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                         None             None      None
----------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares on or before the two month anniversary of their acquisition. For more information, see the section "Redemption Fees."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                              TOTAL
                                                             ANNUAL      FEE
                                                              FUND     WAIVER/
                          MANAGEMENT DISTRIBUTION   OTHER   OPERATING REIMBURSE-   NET
FUND/CLASS                   FEES    (12B-1) FEES EXPENSES+ EXPENSES     MENT    EXPENSES
-----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND1
  Institutional Class       0.75%       0.00%       0.37%     1.12%     0.12%     1.00%
  Retail Class              0.75%       0.25%       0.57%     1.57%     0.32%     1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND1
  Institutional Class       0.75%       0.00%       0.76%     1.51%     0.51%     1.00%
  Retail Class              0.75%       0.25%       0.71%     1.71%     0.46%     1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND2
  Institutional Class       0.75%       0.00%       0.16%     0.91%     0.01%     0.90%
  Retail Class              0.75%       0.25%       0.22%     1.22%     0.07%     1.15%
  Admin Class               0.75%       0.25%       0.70%*    1.70%     0.30%     1.40%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND3
  Institutional Class       0.50%       0.00%       0.95%     1.45%     0.80%     0.65%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND4
  Institutional Class       0.50%       0.00%       0.34%     0.84%        --     0.84%
-----------------------------------------------------------------------------------------

+ Other expenses have been restated to reflect current fees and expenses.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund to limit the amount of each Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles Small Cap Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Tax-Managed Equity Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
4 Loomis Sayles has given a binding undertaking to the Loomis Sayles Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% for Institutional class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis.
* Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE*

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                  $102     $344     $605    $1,352
  Retail Class                         $127     $464     $825    $1,840
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $427     $775    $1,758
  Retail Class                         $127     $494     $885    $1,981
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 92     $289     $503    $1,119
  Retail Class                         $117     $380     $664    $1,471
  Admin Class                          $143     $506     $895    $1,984
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $380     $716    $1,666
-------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                  $ 86     $268     $466    $1,037
-------------------------------------------------------------------------

 * The Examples for Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Tax-Managed Equity Fund are based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods. The Example for the Loomis Sayles Value Fund is based on the Total Annual Fund Operating Expenses for all periods.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-rated fixed-income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Certain Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures and swap transactions. Those Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

EMERGING MARKETS RISK

Economic And Political Risks Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

EQUITY SECURITIES RISK

This is the risk that the value of stock in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. Those may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services.

FIXED INCOME SECURITIES RISK

This is the risk that the value of fixed income securities in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. This may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Fixed income securities are also subject to credit risk, interest rate risk and liquidity risk.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Each Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest, such as zero coupon securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

SMALL CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each
Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the
Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to each Fund.

The aggregate advisory fee paid by the Funds during the fiscal year ended September 30, 2005 as a percentage of the Funds' average net assets were:


FUND                                  AGGREGATE ADVISORY FEE
------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   0.52% (after waiver)
------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund    0.07% (after waiver)
------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     0.71% (after waiver)
------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  0.00% (after waiver)
------------------------------------------------------------
Loomis Sayles Value Fund                      0.43%
------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Philip C. Fine has served as portfolio manager of the Loomis Sayles Aggressive Growth Fund since February 1999.
Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined Loomis Sayles in 1996. Mr. Fine holds the designation of Chartered Financial Analyst. He received a A.B. and a Ph.D. from Harvard University and has over 17 years of investment experience.

LOOMIS SAYLES SMALL CAP GROWTH FUND Mark F. Burns has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 2005.
Mr. Burns, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns holds the designation of Chartered Financial Analyst. He received a B.A. from Colby College and a M.B.A. from Cornell University and has over 12 years of investment experience.

John Slavik has served as co-portfolio manager of the Loomis Sayles Small Cap Growth Fund since April 2005. Mr. Slavik, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in April 2005. Prior to joining Loomis Sayles, Mr. Slavik was a Vice President and Portfolio Manager at Westfield Capital Management, LLC from November 2000 to March 2005. Mr. Slavik holds the designation of Chartered Financial Analyst. He received a B.A. from the University of Connecticut and has over 14 years of investment experience.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz holds the designation of Chartered Financial Analyst. He received a B.A. from Michigan State University and a M.B.A. from Indiana University and has over 20 years of investment experience.

Daniel G. Thelen has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1996. Mr. Thelen holds the designation of Chartered Financial Analyst. He received a B.A. and an M.B.A. from Michigan State University and has over 15 years of investment experience.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND David G. Sowerby has served as co-portfolio manager of the Loomis Sayles Tax-Managed Equity Fund since August 2005. Mr. Sowerby, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 1998. Mr. Sowerby holds the designation of Chartered Financial Analyst. He received a B.A. and M.B.A. from Wayne State University and has over 19 years of investment experience.

Mark Shank has served as co-portfolio manager of the Loomis Sayles Tax-Managed Equity Fund since June 2003. Mr. Shank, Vice President of Loomis Sayles, began his investment career in 1981 and joined Loomis Sayles in 1983. Mr. Shank holds the designation of Chartered Financial Analyst. He received a B.A. from Drake University and a M.S. from the University of Wisconsin and has over 24 years of investment experience.

LOOMIS SAYLES VALUE FUND Warren Koontz has served as portfolio manager of the Loomis Sayles Value Fund since June 2000. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz holds the designation of Chartered Financial Analyst. He received a B.S. and M.B.A. from the Ohio State University and has over 23 years of investment experience.

James Carroll has served as portfolio manager of the Loomis Sayles Value Fund since November 2002. Mr. Carroll, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1996. Mr. Carroll holds the designation of Chartered Financial Analyst. He received a B.A. and M.B.A. from Wayne State University and has over 31 years of investment experience.

Arthur Barry has served as co-portfolio manager of the Loomis Sayles Value Fund since July 2005. Mr. Barry, Vice President of Loomis Sayles, began his investment career in 1994 and joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President and portfolio manager at State Street Research & Management Company from November 2003 to January 2005; Senior Portfolio Manager at INVESCO Capital Management from April 2001 to May 2003; and a portfolio manager at Federated Research Corp. from January 1997 to March 2001. Mr. Barry holds the designation of Chartered Financial Analyst. He received a B.S. from Lehigh University and a M.B.A. from Carnegie Mellon University and has over 11 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (minus applicable redemption or other charges as described earlier in this Prospectus) after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address, and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       Lafayette Corporate Center
       2 Avenue de Lafayette
       Boston, MA 02111
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com, click on "Account Access" then click on the appropriate user type and follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day. Purchases made through ACH prior to the close of regular trading on the Exchange will receive the NAV calculated on the following business day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

Each Fund's shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available online at www.loomissayles.com or call Loomis Sayles Funds at 1-800-633-3330. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors. Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors.

The following table shows the minimum initial investment for each class of shares of each Fund.


FUND                                  MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   Institutional - $100,000
Loomis Sayles Small Cap Growth Fund        Retail - $2,500
----------------------------------------------------------------
Loomis Sayles Value Fund               Institutional - $100,000
----------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     Institutional - $100,000
                                           Retail - $2,500
                                          Admin - No Minimum
----------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  Institutional - $25,000
----------------------------------------------------------------

Each subsequent investment must be at least $50. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P., and their respective family members, may purchase shares of the Funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

A 2% redemption fee may apply to redemptions of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or exchanging online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

   The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

   For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of IXIS Advisor Cash Management Trust, a money market fund that is advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of IXIS Advisor Cash Management Trust. You may exchange Institutional Class Shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of IXIS Advisor Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction, through your online account at www.loomissayles.com or by telephone unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

A 2% redemption fee may apply to exchanges of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum requirements of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

You can obtain the Form by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given time period. See the section "Redemption Fees" for more information.

REDEMPTION FEES (Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund only) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds on or before the two month anniversary of their acquisition (including acquisition by exchange). For example, if the shares were purchased on January 10th, the first day the shares could be redeemed or exchanged without a redemption fee is March 11th (or, if the New York Stock Exchange (NYSE) is closed for trading on that day, the next business day). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund. Please see the SAI for more details.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

..  shares acquired by reinvestment of dividends or distributions of a Fund; or

.. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

..  shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually.

Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus do not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Fund shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the Statement of Additional Information under "Distribution and Taxes."

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Income distributions from REITs generally are not entitled to be treated as qualified dividend income. For other implications of the Fund's investments in REITs, see the SAI under "Distributions and Taxes."

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such designations.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

BACKUP WITHHOLDING. Each Funds is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since-inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP whose report, along with each Fund's financial statements, is included in the Funds' annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                  Income (Loss) from
                                 Investment Operations               Less Distributions
                        --------------------------------------  ---------------------------
            Net asset                  Net realized    Total      Dividends    Distributions
             value,          Net      and unrealized    from         from        from net
            beginning    investment   gain (loss) on investment net investment   realized
          of the period income (loss)  investments   operations     income     capital gains
--------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005    $15.50        $(0.10)(c)    $  3.78      $  3.68       $(0.18)       $   --
9/30/2004     13.69         (0.13)(c)       1.94         1.81           --            --
9/30/2003     10.70         (0.10)(c)       3.09         2.99           --            --
9/30/2002     13.56         (0.13)(c)      (2.73)       (2.86)          --            --
9/30/2001     47.71         (0.20)(c)     (33.43)      (33.63)          --         (0.52)

RETAIL CLASS
9/30/2005    $15.20        $(0.14)(c)    $  3.70      $  3.56       $(0.13)       $   --
9/30/2004     13.46         (0.16)(c)       1.90         1.74           --            --
9/30/2003     10.55         (0.13)(c)       3.04         2.91           --            --
9/30/2002     13.41         (0.16)(c)      (2.70)       (2.86)          --            --
9/30/2001     47.33         (0.25)(c)     (33.15)      (33.40)          --         (0.52)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                               Ratios to Average Net Assets
                                                            ----------------------------------
                         Net asset              Net assets,                             Net
                           value,                 end of                             investment Portfolio
    Total     Redemption   end of      Total    the period       Net        Gross      income   turnover
distributions    fee     the period return %(a)    (000)    expenses %(b) expenses %  (loss) %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $19.00       23.9      $26,159       1.00         1.21      (0.60)      280
       --         --        15.50       13.2       25,191       1.00         1.17      (0.84)      284
       --         --        13.69       27.9       23,866       1.00         1.23      (0.88)      248
       --         --        10.70      (21.1)      13,421       1.00         1.31      (0.91)      220
    (0.52)        --        13.56      (71.1)      16,347       1.00         1.13      (0.75)      258

   $(0.13)       $--       $18.63       23.6      $25,802       1.25         1.50      (0.85)      280
       --         --        15.20       12.9       25,382       1.25         1.42      (1.10)      284
       --         --        13.46       27.6       32,813       1.25         1.47      (1.13)      248
       --         --        10.55      (21.3)      26,885       1.25         1.45      (1.16)      220
    (0.52)        --        13.41      (71.2)      41,456       1.25         1.37      (1.01)      258

FINANCIAL HIGHLIGHTS

                                    Income (Loss) from
                                  Investment Operations                 Less Distributions
                        -----------------------------------------  ---------------------------
            Net asset                     Net realized    Total      Dividends    Distributions
             value,          Net         and unrealized    from         from        from net
            beginning    investment      gain (loss) on investment net investment   realized
          of the period income (loss)     investments   operations     income     capital gains
-----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005    $ 8.96        $(0.08)(c)       $  2.20      $  2.12       $   --        $   --
9/30/2004      8.59         (0.09)(c)          0.46         0.37           --            --
9/30/2003      6.35         (0.06)(c)          2.30         2.24           --            --
9/30/2002      8.83         (0.08)(c)         (2.40)       (2.48)          --            --
9/30/2001     26.98         (0.12)(c)        (17.06)      (17.18)          --         (0.97)

RETAIL CLASS
9/30/2005    $ 8.78        $(0.11)(c)       $  2.17      $  2.06       $   --        $   --
9/30/2004      8.45         (0.11)(c)          0.44         0.33           --            --
9/30/2003      6.26         (0.08)(c)          2.27         2.19           --            --
9/30/2002      8.72         (0.10)(c)         (2.36)       (2.46)          --            --
9/30/2001     26.74         (0.15)(c)        (16.90)      (17.05)          --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2005    $25.75        $ 0.13(c)        $  4.22      $  4.35       $(0.02)       $(2.65)
9/30/2004     21.34          0.04(c)           4.97         5.01        (0.05)        (0.55)
9/30/2003     17.28          0.05(c)           4.01         4.06           --            --
9/30/2002     19.89          0.10(c)          (0.36)       (0.26)       (0.11)        (2.24)
9/30/2001     20.42          0.16(c)           0.60         0.76        (0.20)        (1.09)

RETAIL CLASS
9/30/2005    $25.62        $ 0.06(c)        $  4.20      $  4.26       $   --        $(2.65)
9/30/2004     21.25         (0.02)(c)          4.95         4.93        (0.01)        (0.55)
9/30/2003     17.25         (0.00)(c)(d)       4.00         4.00           --            --
9/30/2002     19.85          0.05(c)          (0.35)       (0.30)       (0.06)        (2.24)
9/30/2001     20.38          0.11(c)           0.60         0.71        (0.15)        (1.09)

ADMIN CLASS
9/30/2005    $25.43        $(0.00)(c)(d)    $  4.16      $  4.16       $   --        $(2.65)
9/30/2004     21.13         (0.08)(c)          4.93         4.85           --         (0.55)
9/30/2003     17.20         (0.05)(c)          3.98         3.93           --            --
9/30/2002     19.80         (0.00)(c)(d)      (0.35)       (0.35)       (0.01)        (2.24)
9/30/2001     20.34          0.05(c)           0.60         0.65        (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                                                               Ratios to Average Net Assets
                                                            ----------------------------------
                         Net asset              Net assets,                             Net
                           value,                 end of                             investment Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      income   turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  (loss) %   rate %
---------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $11.08       23.7     $ 15,785       1.00         1.70      (0.85)      227
       --        0.00(d)     8.96        4.3       15,867       1.00         1.31      (0.95)      217
       --          --        8.59       35.3       22,519       1.00         1.19      (0.91)      190
       --          --        6.35      (28.1)      42,415       1.00         1.07      (0.90)      162
    (0.97)         --        8.83      (65.2)     124,479       0.99         0.99      (0.74)      140

   $   --        0.00(d)   $10.84       23.5     $  3,592       1.25         1.87      (1.14)      227
       --        0.00(d)     8.78        3.9       14,589       1.25         1.52      (1.19)      217
       --          --        8.45       35.0       30,345       1.25         1.43      (1.17)      190
       --          --        6.26      (28.2)      32,135       1.25         1.33      (1.15)      162
    (0.97)         --        8.72      (65.3)      50,197       1.25         1.26      (1.01)      140


   $(2.67)      $0.00(d)   $27.43       18.0     $403,110       0.90         0.93       0.48        59
    (0.60)       0.00(d)    25.75       23.8      346,356       0.90         0.93       0.16        70
       --          --       21.34       23.5      289,945       0.90         0.94       0.26        74
    (2.35)         --       17.28       (2.6)     234,370       0.94         0.96       0.48        86
    (1.29)         --       19.89        3.9      215,439       0.98         0.98       0.76        98

   $(2.65)      $0.00(d)   $27.23       17.7     $235,948       1.15         1.20       0.24        59
    (0.56)       0.00(d)    25.62       23.5      173,411       1.15         1.18      (0.08)       70
       --          --       21.25       23.2      140,152       1.15         1.20      (0.01)       74
    (2.30)         --       17.25       (2.8)      86,816       1.19         1.20       0.22        86
    (1.24)         --       19.85        3.6       97,544       1.22         1.22       0.51        98

   $(2.65)      $0.00(d)   $26.94       17.4     $ 67,505       1.40         1.43      (0.01)       59
    (0.55)       0.00(d)    25.43       23.3       62,680       1.40         1.43      (0.33)       70
       --          --       21.13       22.9       37,411       1.40         1.47      (0.27)       74
    (2.25)         --       17.20       (3.0)      24,655       1.44         1.53      (0.01)       86
    (1.19)         --       19.80        3.3       16,471       1.50         1.59       0.23        98

FINANCIAL HIGHLIGHTS

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        -----------------------------------  ---------------------------
            Net asset               Net realized    Total      Dividends    Distributions
             value,        Net     and unrealized    from         from        from net
            beginning   investment gain (loss) on investment net investment   realized
          of the period   income    investments   operations     income     capital gains
-----------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2005    $ 8.49       $0.05(c)     $ 0.69       $ 0.74       $(0.03)       $   --
9/30/2004      7.66        0.05(c)       0.97         1.02        (0.19)           --
9/30/2003      6.78        0.06(c)       0.85         0.91        (0.03)           --
9/30/2002      7.67        0.06(c)      (0.81)       (0.75)       (0.14)           --
9/30/2001     11.16        0.12(c)      (1.60)       (1.48)       (0.09)        (1.92)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2005    $15.95       $0.20(c)     $ 2.83       $ 3.03       $(0.26)       $   --
9/30/2004     13.52        0.21(c)       2.39         2.60        (0.17)           --
9/30/2003     11.17        0.15(c)       2.29         2.44        (0.09)           --
9/30/2002     13.90        0.13(c)      (2.42)       (2.29)       (0.16)        (0.28)
9/30/2001     15.12        0.14(c)      (1.19)       (1.05)       (0.17)           --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                               Ratios to Average Net Assets
                                                            -----------------------------------
                         Net asset              Net assets,
                           value,               end of the                              Net     Portfolio
    Total     Redemption end of the    Total      period         Net        Gross    investment turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  income %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.03)       $--       $ 9.20        8.7      $ 9,230       0.65         2.02       0.59        38
    (0.19)        --         8.49       13.4        5,202       0.65         3.39       0.59        27
    (0.03)        --         7.66       13.5        2,490       0.65         1.82       0.81       200
    (0.14)        --         6.78      (10.1)      17,426       0.65         1.14       0.72       188
    (2.01)        --         7.67      (15.9)      19,211       0.65         1.05       1.29       300


   $(0.26)       $--       $18.72       19.2      $37,255       0.85         0.92       1.13        34
    (0.17)        --        15.95       19.4       33,563       0.85         0.93       1.38        47
    (0.09)        --        13.52       22.0       37,959       0.85         0.92       1.23        56
    (0.44)        --        11.17      (17.2)      33,025       0.85         0.90       0.90        66
    (0.17)        --        13.90       (7.1)      39,549       0.85         0.96       0.87        90

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial adviser or contact Loomis Sayles at 1-800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.
[LOGO]


    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                             M-LSEF51-0206
File No. 811-08282
Loomis Sayles Funds II
File No. 811-06241

                                    [GRAPHIC]


                                    [GRAPHIC]





                                           LOOMIS SAYLES SECURITIZED ASSET FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                         1
 Loomis Sayles Securitized Asset Fund       1

FEES AND EXPENSES OF THE FUND               4

SUMMARY OF PRINCIPAL RISKS                  6

MANAGEMENT                                 11
 Investment Adviser                        11
 Portfolio Managers                        11

GENERAL INFORMATION                        13
 How Fund Shares are Priced                13
 How to Purchase Shares                    15
 How to Redeem Shares                      15
 Other Purchase and Redemption Information 16
 Restrictions on Buying and Selling Shares 17
 Dividends and Distributions               18
 Tax Consequences                          18

FINANCIAL HIGHLIGHTS                       21

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES SECURITIZED ASSET FUND

INVESTMENT OBJECTIVE The Fund's investment objective is to seek a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES The Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), seeks to achieve this objective by investing at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Lehman Brothers Securitized Index (the "Index"), the Fund may invest in any type of asset-backed security. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one of the three major agencies (S&P, Moody's and Fitch) or, if unrated, determined by Loomis Sayles to be of comparable quality; it is expected that a majority of the Fund's securities will be rated AAA by at least one of the rating agencies. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so. The Fund may invest in both fixed and floating rate instruments.

The following is a list of securities in which, among others, the Fund may invest:
..  Mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. Government
..  Collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government, as well as privately issued CMOs .. Commercial mortgage-backed securities
..  Mortgage-related asset-backed securities (ABS) such as home equity loan ABS and manufactured housing ABS
.. Other ABS securities collateralized by assets such as automobile loans and leases, equipment loans and leases, and credit card and other types of receivables

Loomis Sayles uses a bottom-up, fundamental research process to select individual securities for the Fund. Loomis Sayles will seek to construct a portfolio with risk characteristics similar but not identical to the securities in the Index. Examples of typical risk characteristics that Loomis Sayles might consider include average life, credit quality, effective duration, yield curve exposure and sector exposure, among others. The portfolio will not necessarily exhibit similarities with the Index for some or all risk characteristics. It is currently anticipated that the Fund's effective duration will be within +/- 1 year of the effective duration of the Index.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (including on a "to be announced" basis) or by using investment techniques such as buybacks and dollar rolls.

The Fund's investments also may include the following: U.S. Government securities, corporate debt securities, zero coupon securities, step coupon securities, commercial paper, structured notes, mortgage-related securities (including stripped mortgage-backed securities), when-issued securities, and repurchase agreements. The Fund may engage in options and futures transactions, as well as swap transactions.

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available at www.loomissayles.com (click on "Separate Accounts"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, such as counterparties to derivative transactions, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment, or that a counterparty to a derivatives transaction will be unable or unwilling to meet its obligations to the Fund.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.

.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related risk - subject to prepayment risk and extension risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For more information see the section "Summary of Principal Risks."

FUND PERFORMANCE

Because the Fund has not been in operation for a full calendar year, information related to Fund performance, including a bar chart showing annual returns and a comparison of such returns to a broad-based securities market index, has not been included in this prospectus.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund. The Fund does not impose a sales charge, a redemption fee, or an exchange fee./1/

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET ASSETS)


                                                              TOTAL
                                                             ANNUAL
                                                              FUND     FEE WAIVER/
                          MANAGEMENT DISTRIBUTION   OTHER   OPERATING    EXPENSE       NET
                            FEES*    (12B-1) FEES EXPENSES* EXPENSES  REIMBURSEMENTS EXPENSES
---------------------------------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED
ASSET FUND                  0.21%       0.00%       0.13%     0.34%       0.34%       0.00%
---------------------------------------------------------------------------------------------

* The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing pure portfolio management services (not the advisory fees charged for the entire "wrap-fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Fund which are paid for by Loomis Sayles. See Note 1 below.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower but based on these assumptions your costs would be:


                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED ASSET FUND   $0     $0      $0       $0
--------------------------------------------------------------------

/1/ The tables show net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. You should be aware, however, that shares of the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in certain approved "wrap-fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap-fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to IXIS Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value. See the section "Management - Investment Adviser."

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect the Fund's portfolio as a whole. In seeking to achieve its investment goal, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund's Statement of Additional Information ("SAI"), which is available without charge upon request. (See back cover.)

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, the issuer or guarantor of a security backing the asset-backed securities in which the Fund invests, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Although the Fund may only buy securities that are rated investment grade at the time of purchase by at least one of the three major agencies (S&P, Moody's and Fitch) or, if unrated, determined to be of comparable quality by Loomis Sayles, the Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so. Lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The Fund will be subject to credit risk because it invests in fixed income securities or is a party to over-the-counter transactions.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued by the U.S. Treasury.

To the extent that the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. The Fund's use of derivatives involves additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities. In addition, the value of inflation protected securities, such as TIPS, generally decline in value when real interest rates increase.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities or durations than for funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities, because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in such securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

ISSUER RISK

The value of the Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. Because asset-backed securities are typically pools of other securities or assets, this risk also relates to the issuer of securities backing the asset-backed securities in which the Fund invests.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. The Fund will face this risk if it creates leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because it is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK

Market risk is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but other companies in its industry or in a number of different industries, such as increases in production costs. The value of the Fund's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. Market risk tends to be greater for fixed income securities with longer maturities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments and the securities of companies that invest in mortgage-backed or other mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk - the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

The Fund also may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

NON-DIVERSIFICATION RISK

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America, and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is responsible for making investment decisions for the Fund and providing general business management and administration to the Fund.

As previously described in footnote 1 in the "Fees and Expenses of the Fund" section, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to IXIS Advisors, or the investor, such as an institutional client of Loomis Sayles or IXIS Advisors, will pay a fee to Loomis Sayles or IXIS Advisors under a separate client agreement for advisory services. The Fund does not pay Loomis Sayles a monthly investment advisory fee, also known as a management fee, for investment advisory services, and, except as indicated below, Loomis Sayles pays the other ordinary expenses of the Fund.

The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expense, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Craig Smith and Cliff Rowe are responsible for investing and overseeing the assets for the Fund and have co-managed the Fund since its inception.

Mr. Smith, Vice President of Loomis Sayles, began his investment career in 1994 and joined Loomis Sayles in 1997. Prior to joining Loomis Sayles, Mr. Smith was employed as an investment consultant by Donaldson, Lufkin & Jenrette.

Mr. Smith received both a B.S. and an M.B.A. from Cornell University. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, Mr. Rowe served as a Trader from 1999 until 2001. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. Mr. Rowe holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Please see the Statement of Additional Information for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER FEES

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for these customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the Fund's SAI. See the section "Net Asset Value" in the Fund's SAI for more details.

.. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated by the Fund's custodian after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P. (the
   "Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. If the Fund significantly invests in foreign securities, it may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

HOW TO PURCHASE SHARES

An investor may purchase Fund shares at net asset value without a sales charge or other fee.

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY TO INVESTORS IN "WRAP FEE" PROGRAMS APPROVED BY IXIS ADVISORS AND/OR LOOMIS SAYLES AND TO INSTITUTIONAL ADVISORY CLIENTS OF LOOMIS SAYLES OR IXIS ADVISORS THAT, IN EACH CASE, MEET THE FUND'S POLICIES AS ESTABLISHED BY LOOMIS SAYLES.

A purchase order received by the Fund's Transfer Agent, prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time), on a day the Fund is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. The Fund is "open for business" on each day the Exchange is open for trading. Purchase orders will be accepted only on days on which the Fund is open for business.

Additional shares can be purchased if authorized by IXIS Advisors or Loomis Sayles and payment must be wired in federal funds to the Transfer Agent except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of the Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Please see the section "Restrictions on Buying and Selling Shares" below for more information.

HOW TO REDEEM SHARES

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or by contacting Loomis Sayles, IXIS Advisors or the Transfer Agent for non-wrap program shareholders.

Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt of a redemption request by the Transfer Agent. A redemption request received by the Transfer Agent prior to the close of regular trading on the Exchange, on a day the Fund is open for business, is effected at that day's net asset value. A redemption request received after that time is effected at the next business day's net asset value per share. Redemption proceeds normally will be wired within one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

The Fund and the Distributor each reserve the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap sponsor is no longer approved by Loomis Sayles or IXIS Advisors. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Fund and the Distributor may redeem shares of any shareholder who no longer participates in an approved wrap program (for example, by withdrawing from the program). The Fund and the Distributor each reserve the right to redeem any shareholder for which Loomis Sayles or IXIS Advisors ceases to act as investment adviser. In addition, the Fund and the Distributor each reserve the right to redeem any shareholder if the shareholder's continued investment in the Fund becomes inconsistent with the Fund's policies, as established by Loomis Sayles.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, the Fund reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder.

OTHER PURCHASE AND REDEMPTION INFORMATION

The Fund reserves the right to create investment minimums in its sole discretion.

Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Fund is required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. The Fund may not be able to open an investor's account if the requested information is not provided to the Fund or its delegate. THE FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS

THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF AN INVESTOR'S IDENTITY IS NOT VERIFIED.

RESTRICTIONS ON BUYING AND SELLING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares for long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares:

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of the Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in the Fund followed by a subsequent redemption; or (ii) there are two purchases into the Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the

Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

.. reinvest all distributions in additional shares of the Fund; or .. have proceeds sent by wire to the bank account of record for the amount of the distribution.

If you do not elect an option, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF DISTRIBUTIONS FROM THE FUND. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Fund shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before the Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, an investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Dividends and distributions declared by the Fund in October, November, or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI, under "Distributions and Taxes."

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of Fund shares will generally be subject to tax. Shareholder transactions in the Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. The Fund's investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements and to eliminate Fund-level tax.

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder who is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold any amounts with respect to distributions of (i) net short-term capital gains in excess of net long-term capital losses, and (ii) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that such distributions are properly designated by the Fund. The Fund does not intend to make such designations.

BACKUP WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this prospectus financial highlights have not been included in this prospectus.

If you would like more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports - Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund performance during the last fiscal year.

Statement of Additional Information (SAI) - Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund's annual or semiannual reports or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial adviser or contact Loomis Sayles at 1-800-343-2029. The Fund does not make its SAI, annual report or semiannual report available through a website due to the limited eligibility for purchasing Fund shares.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.
    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

File No. 811-08282                                                M-LSSA51-0206

[LOGO] Loomis Sayles

                                       [GRAPHIC]


                                       [GRAPHIC]




                                                LOOMIS SAYLES FIXED INCOME FUND

                                   LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                    [GRAPHIC]

                              Loomis Sayles Funds I

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Fixed Income Fund                        1
 Loomis Sayles Institutional High Income Fund           5
 Loomis Sayles Intermediate Duration Fixed Income Fund  9
 Loomis Sayles Investment Grade Fixed Income Fund      13

FEES AND EXPENSES OF THE FUNDS                         17

SUMMARY OF PRINCIPAL RISKS                             19

MANAGEMENT                                             28
 Investment Adviser                                    28
 Portfolio Managers                                    28
 Other Fees                                            29

GENERAL INFORMATION                                    30
 How Fund Shares Are Priced                            30
 Accessing Your Account Information                    32
 How to Purchase Shares                                32
 How to Redeem Shares                                  35
 How to Exchange Shares                                37
 Restrictions on Buying, Selling and Exchanging Shares 38
 Dividends and Distributions                           39
 Tax Consequences                                      40

FINANCIAL HIGHLIGHTS                                   43

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis, Sayles & Company, L.P. ("Loomis Sayles") will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent than other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower quality fixed income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total return for Institutional Class shares for each of the last ten calendar years.1

                                    [CHART]

                       Total Return
                       ------------
1996/2/    1997    1998   1999   2000   2001   2002    2003    2004    2005
------    ------  -----  -----  -----  -----  ------  ------  ------  -----
10.22%    13.40%  3.70%  3.75%  3.84%  4.70%  11.52%  30.15%  12.22%  4.12%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 12.55% (Second quarter 2003), and the Fund's worst quarter was down 4.39% (Third quarter 1998).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (1/17/95)1
----------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND
INSTITUTIONAL CLASS
RETURN BEFORE TAXES                                   4.12%  12.17%   9.51%     11.03%
   Return After Taxes on Distributions2               1.44%   8.91%   6.26%      7.81%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       2.69%   8.50%   6.14%      7.58%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX3         2.37%   6.11%   6.17%      7.17%

1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
/3/ The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in lower rated fixed income securities ("junk bonds") and other securities that are expected to produce a relatively high level of income (including income producing preferred stocks and common stocks). The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower quality fixed income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations.1

                                    [CHART]

                       Total Return
                       ------------
1997/2/    1998   1999     2000    2001    2002    2003    2004    2005
------     ----   -----    ----    ----    ----    -----   -----   ----
8.84%     -8.87%  15.99%  -5.73%   0.23%  -0.20%   48.01%  14.18%  6.43%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 15.01% (Second quarter 2003), and the Fund's worst quarter was down 16.42% (Third quarter 1998).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers High Yield Index, an index that tracks the performance of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Brothers High Yield Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

------------------------------------------------------------------------------------
                                                                             Since
                                                                           Inception
                                                            1 Year 5 Years (6/5/96)1
------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
INSTITUTIONAL CLASS
RETURN BEFORE TAXES                                         6.43%  12.47%    8.06%
   After Taxes on Distributions2                            3.95%   8.46%    3.80%
   After Taxes on Distributions and Sale of Fund Shares2    4.22%   8.17%    4.08%
LEHMAN BROTHERS HIGH YIELD INDEX3                           2.74%   8.85%    6.55%

1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowing made for investment purposes) in investment grade fixed income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund's weighted average duration is generally two to five years.

The Fund will purchase only investment grade fixed income securities. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has fallen below investment grade), the Fund will not be obligated to dispose of the security and may continue to hold the security if Loomis Sayles believes the investment is appropriate.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, asset-backed securities, REITs, Rule 144A securities, structured notes, and convertible securities.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations.1

                                    [CHART]

                       Total Return
                       ------------
1999    2000    2001    2002    2003    2004    2005
----    ----    -----   ----    ----    ----    ----
3.28%   8.85%   10.08%  4.13%   8.26%   3.35%   1.30%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.17% (First quarter 2001), and the Fund's worst quarter was down 2.63% (Second quarter 2004).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Intermediate Index, an index that tracks the performance of a broad range of government and corporate fixed income securities with remaining maturities of one to ten years. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

-----------------------------------------------------------------------------------
                                                                            Since
                                                                          Inception
                                                           1 Year 5 Years (1/28/98)
-----------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
INSTITUTIONAL CLASS
RETURN BEFORE TAXES                                         1.30%  5.38%    5.32%
   Return After Taxes on Distributions1                    -0.31%  3.29%    3.04%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                             0.84%  3.34%    3.13%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INTERMEDIATE INDEX2  1.58%  5.50%    5.66%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
2 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, REITs, Rule 144A securities and structured notes.

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominantly speculative for lower quality fixed income securities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1

                                    [CHART]

                       Total Return
                       ------------
1996/2/  1997/2/   1998    1999    2000    2001    2002    2003    2004    2005
------   ------    ----    ----    ----    ----    ----    ----    ----    ----
10.91%   10.59%    3.33%   2.48%   9.04%   9.22%  12.55%  24.80%  10.26%  1.80%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 11.98% (Second quarter 2003), and the Fund's worst quarter was down 3.67% (Third quarter 1998).

PERFORMANCE TABLE The table below shows how the average annual total returns for Institutional Class shares of the Fund (before and after taxes) for the one-year, five-year, ten-year and since-inception periods compare the to the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing, management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (7/1/94)1
---------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME
FUND
INSTITUTIONAL CLASS
RETURN BEFORE TAXES                                    1.80% 11.48%   9.32%    10.55%
   Return After taxes on Distributions2               -1.19%  8.47%   6.22%     7.38%
   Return After taxes on Distributions and Sale of
   Fund Shares2                                        1.99%  8.23%   6.16%     7.22%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX3          2.37%  6.11%   6.17%     7.05%

1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

None of the Funds impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                                 TOTAL
                                                                ANNUAL      FEE
                                                                 FUND     WAIVER/
                            MANAGEMENT DISTRIBUTION   OTHER    OPERATING REIMBURSE-   NET
FUND                           FEES    (12B-1) FEES EXPENSES** EXPENSES     MENT    EXPENSES
--------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED
INCOME FUND1                  0.50%       0.00%       0.11%      0.61%      --       0.61%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL
HIGH INCOME FUND2             0.60%       0.00%       0.18%      0.78%     0.03%     0.75%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE
DURATION FIXED
INCOME FUND3*                 0.25%       0.00%       0.27%      0.52%     0.12%     0.40%
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT
GRADE FIXED INCOME FUND4      0.40%       0.00%       0.13%      0.53%      --       0.53%
--------------------------------------------------------------------------------------------

* Expense information for the Loomis Sayles Intermediate Duration Fixed Income Fund reflects a reduction in the management fee from 0.30% of the average daily net assets to 0.25% of the average daily net assets, effective July 1, 2005.
** Other expenses have been restated to reflect current fees and expenses.
1 Loomis Sayles has given a binding undertaking to limit the amount of the Loomis Sayles Fixed Income Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organization and extraordinary expenses, to 0.65% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.
2 Loomis Sayles has given a binding undertaking to limit the amount of the Loomis Sayles Institutional High Income Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organization and extraordinary expenses, to 0.75% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to limit the amount of the Loomis Sayles Intermediate Duration Fixed Income Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organization and extraordinary expenses, to 0.40% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
4 Loomis Sayles has given a binding undertaking to limit the amount of the Loomis Sayles Investment Grade Fixed Income Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organization and extraordinary expenses, to 0.55% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND                                                  1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-----------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                         $62     $195     $340     $762
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND            $77     $246     $430     $963
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND   $41     $155     $279     $641
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND        $54     $170     $296     $665
-----------------------------------------------------------------------------------------

* The Examples for the Loomis Sayles Institutional High Income Fund and the Loomis Sayles Intermediate Duration Fixed Income Fund are based on the Net Expenses for the 1-year period for each Fund and on the Total Annual Fund Operating Expenses for the remaining years. The Examples for the Loomis Sayles Fixed Income Fund and the Loomis Sayles Investment Grade Fixed Income Fund are based on the Total Annual Fund Operating Expenses for all periods.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in the Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request. (See back cover.)

A Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, the issuer or guarantor of a security backing the asset-backed securities in which a Fund invests, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions. Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in certain of the U.S. Government securities, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued by the U.S. Treasury.

Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. Each Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). Each Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

EMERGING MARKETS RISK

Economic and Political Risks Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of a Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOCUSED INVESTMENT RISK

This is the risk that a Fund that invests a greater percentage of its assets in a particular issuer or a small number of industries may have more risk, compared with other mutual funds, because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline. Even Funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for Funds that generally invest in fixed income securities with longer maturities or durations than for Funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

IPO RISK

Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund's investment in IPO securities may have a significant impact on such Fund's performance and may result in significant capital gains.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

LOWER QUALITY FIXED INCOME SECURITIES RISK

Lower quality fixed income securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and a Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a Fund's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

MORTGAGE-RELATED SECURITIES RISK

Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

MORTGAGE DOLLAR ROLLS

The Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REAL ESTATE INVESTMENT TRUST RISK

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles and is one of the country's oldest investment firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2005 as a percentage of the Funds' daily net assets were:


FUND                                                  AGGREGATE ADVISORY FEE
----------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                                      0.50%
----------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund                  0.52% (after waiver)
----------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund         0.04% (after waiver)
----------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund                     0.37%
----------------------------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES FIXED INCOME FUND AND LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND Daniel Fuss has served as portfolio manager of the Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund since inception. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND Clifton Rowe has served as portfolio manager of the Loomis Sayles Intermediate Duration Fixed Income Fund since December 2005. Mr. Rowe is a Vice President of Loomis

Sayles. He began his investment career in 1992 and has been at Loomis Sayles since 1992. Mr. Rowe holds the designation of Chartered Financial Analyst. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago, and has over 13 years of investment experience.

Richard Raczkowski has served as a co-portfolio manager of the Fund since December 2005. Mr. Raczkowski is a Vice President of Loomis Sayles. He began his investment career in 1985 and has been at Loomis Sayles since 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University, and has over 20 years of investment experience.

Neil Burke has served as a co-portfolio manager of the Fund since December 2005. Mr. Burke is a Vice President of Loomis Sayles. He began his investment career in 1991 and has been at Loomis Sayles since 1997. Mr. Burke received a B.A. from Catholic University of America and an M.B.A. from Boston College and has over 14 years of investment experience.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND Daniel Fuss has served as portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund since its inception in 1991. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Steven Kaseta has served as a co-portfolio manager of the Fund since February 2002. Mr. Kaseta is a Vice President of Loomis Sayles. He began his investment career in 1982 and has been at Loomis Sayles since 1994. Mr. Kaseta holds the designation of Chartered Financial Analyst. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania, and has over 23 years of investment experience.

Please see the SAI for information on the Portfolio Managers' compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

OTHER FEES

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for these customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets and/or NASDAQ Stock Market are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address, and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       1225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 9904-622-9
       Mutual Funds f/b/o Loomis Sayles Funds I
       (Name of Fund)
       (Your account number)
       (Your name)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com click on "Account Access," then click on the appropriate user type and follow the instructions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought and sold at the Fund's NAV on that day. Purchases made through ACH prior to the close of regular trading on the Exchange will receive the NAV calculated on the following business day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement forms available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330.

The following table shows the minimum initial investment for each Fund.


FUND                                                  MINIMUM INITIAL INVESTMENT
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                               $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund                  $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund              $3,000,000
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund         $2,000,000
--------------------------------------------------------------------------------

Each subsequent investment must be at least $50,000. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Fund's transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P., and their respective family members, may purchase shares of the Funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's

NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions will generally be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail               Overnight Mail
             ------------               --------------
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or exchange online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account, or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

   The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

  . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

   For ACH redemption, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange the shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of IXIS Cash Management Trust, a money market fund that is advised by IXIS
Asset Management Advisors, L.P., an affiliate of Loomis Sayles. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to a Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends. The table below provides further information about each Fund's dividend policy.


FUND                                                             DIVIDEND POLICY
--------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                       Generally, declares and pays dividends
Loomis Sayles Institutional High Income Fund          annually
--------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund Generally, declares and pays dividends
Loomis Sayles Investment Grade Fixed Income Fund      monthly
--------------------------------------------------------------------------------------------

You may choose to:

.. reinvest all distributions in additional shares; or .. have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Each Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Because all of the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments and foundations, they are not managed with a view to reducing taxes.

Unless otherwise noted, the discussion below, to the extent describing shareholder-level tax consequences, pertains solely to taxable shareholders.

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to a shareholder has held Fund shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to shareholders in the 15% and 10% rate brackets. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Income distributions from REITs generally are not entitled to be treated as qualified dividend income. For other implications of the Fund's investments in REITs, see the SAI under "Distributions and Taxes".

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intent to make such designations.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of ISRPUs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

BACKUP WITHHOLDING. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        ------------------------------------ ----------------------------
            Net asset               Net realized    Total      Dividends    Distributions
              value,       Net     and unrealized    from         from        from net
           beginning of investment gain (loss) on investment net investment   realized
            the period  income(a)   investments   operations     income     capital gains
-----------------------------------------------------------------------------------------
FIXED INCOME FUND
9/30/2005     $13.93      $0.75        $ 0.58       $1.33        $(1.38)         $--
9/30/2004      13.24       0.82          0.79        1.61         (0.92)          --
9/30/2003      10.95       0.84          2.40        3.24         (0.95)          --
9/30/2002+     11.23       0.87         (0.15)       0.72         (1.00)          --
9/30/2001      11.95       0.96         (0.78)       0.18         (0.90)          --

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (c) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                           Ratios to Average Net Assets
                                                          ------------------------------
                         Net asset            Net assets,                         Net
                         value, end           end of the                       investment Portfolio
    Total     Redemption   of the     Total     period        Net      Gross     income   turnover
distributions    fees      period   return(b)    (000)    expenses(c) expenses   (loss)     rate
---------------------------------------------------------------------------------------------------
   $(1.38)       $--       $13.88      9.9%    $444,552      0.65%      0.65%     5.47%      34%
    (0.92)        --        13.93     12.6      358,652      0.65       0.66      6.17       35
    (0.95)        --        13.24     31.5      412,521      0.65       0.67      7.03       33
    (1.00)        --        10.95      6.7      372,141      0.65       0.70      7.87       21
    (0.90)        --        11.23      1.6      420,091      0.65       0.68      8.39       24

FINANCIAL HIGHLIGHTS

                                    Income (Loss) from
                                  Investment Operations            Less Distributions
                           -----------------------------------  -----------------------
               Net asset               Net realized    Total    Dividends  Distributions
                value,        Net     and unrealized    from     from net    from net
               beginning   investment gain (loss) on investment investment   realized
             of the period   income    investments   operations   income   capital gains
----------------------------------------------------------------------------------------
INSTITUTIONAL HIGH INCOME FUND
9/30/2005       $ 7.50       $0.55(c)     $ 0.39       $ 0.94     $(0.64)     $   --
9/30/2004         6.91        0.55(c)       0.66         1.21      (0.62)         --
9/30/2003         4.81        0.59(c)       1.69         2.28      (0.18)         --
9/30/2002+        6.50        0.68(c)      (0.96)       (0.28)     (1.41)         --
9/30/2001         8.33        0.91(c)      (1.93)       (1.02)     (0.81)         --

INTERMEDIATE DURATION FIXED INCOME FUND
9/30/2005       $ 9.92       $0.40(c)     $(0.25)      $ 0.15     $(0.45)     $(0.02)
9/30/2004        10.10        0.45(c)      (0.10)        0.35      (0.53)         --
9/30/2003         9.62        0.51(c)       0.49         1.00      (0.52)         --
9/30/2002++      10.13        0.60(c)      (0.50)        0.10      (0.60)      (0.01)
9/30/2001         9.55        0.64(c)       0.57         1.21      (0.63)         --

INVESTMENT GRADE FIXED INCOME FUND
9/30/2005       $13.54       $0.57(c)     $ 0.27       $ 0.84     $(0.83)     $(0.27)
9/30/2004        13.38        0.67(c)       0.75         1.42      (0.88)      (0.38)
9/30/2003        11.56        0.77(c)       1.87         2.64      (0.78)      (0.04)
9/30/2002+++     11.16        0.77(c)       0.35         1.12      (0.66)      (0.06)
9/30/2001        11.00        0.81(c)       0.15         0.96      (0.79)      (0.01)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. (e) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund decreased its net expense limitations to 0.40% from 0.45%.


                                                             Ratios to Average Net Assets
                                                            ------------------------------
                             Net                Net assets,                         Net
                         asset value,             end of                         investment Portfolio
    Total     Redemption  end of the    Total   the period      Net      Gross     income   turnover
distributions    fees       period    return(a)    (000)    expenses(b) expenses   (loss)     rate
-----------------------------------------------------------------------------------------------------
   $(0.64)      $  --       $ 7.80       13.0%   $110,533      0.75%      0.82%     7.24%      22%
    (0.62)         --         7.50       18.1      97,109      0.75       0.88      7.66       59
    (0.18)       0.00(d)      6.91       48.7      86,141      0.75       0.91     10.01       53
    (1.41)         --         4.81       (6.0)     57,055      0.75       1.10     11.61       32
    (0.81)         --         6.50      (12.6)     31,972      0.75       1.03     12.64       43

   $(0.47)      $  --       $ 9.60        1.5%   $ 40,628      0.44%(e)   0.68%     4.10%      50%
    (0.53)         --         9.92        3.6      31,051      0.45       0.76      4.48       48
    (0.52)         --        10.10       10.7      37,103      0.45       0.74      5.15       63
    (0.61)         --         9.62        1.0      40,734      0.45       0.83      6.13       24
    (0.63)         --        10.13       13.0      23,568      0.48       0.89      6.48       19

   $(1.10)      $  --       $13.28        6.4%   $186,749      0.55%      0.58%     4.28%      42%
    (1.26)         --        13.54       11.1     177,094      0.55       0.60      5.03       34
    (0.82)         --        13.38       23.8     142,271      0.55       0.62      6.22       32
    (0.72)         --        11.56       10.4     136,042      0.55       0.64      6.76       20
    (0.80)         --        11.16        9.0     148,168      0.55       0.62      7.25       14

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual and Semiannual Reports - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI) - Provides more detailed information about the Funds' and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial adviser, or contact Loomis Sayles at 1-800-343-2029. The Funds' annual and semiannual reports and SAIs are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I
File No. 811-08282                                                  M-LS51-0206

[LOGO] Loomis Sayles

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS I

  .   Loomis Sayles High Income Opportunities Fund

       This Statement of Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Loomis Sayles High Income Opportunities Fund (the "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles High Income Opportunities Fund Prospectus dated February 1, 2006, as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 614221-9594, or by calling Loomis Sayles Funds at 1-800-343-2029.

       The Fund's financial statements and accompanying notes that appear in the Fund's annual and semi-annual reports are incorporated by reference into this Statement of Additional information. The Fund's annual and semi-annual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

                               TABLE OF CONTENTS

THE TRUST..................................................................  3
INVESTMENT STRATEGIES AND RISKS............................................  3
PORTFOLIO HOLDINGS......................................................... 21
MANAGEMENT OF THE FUND..................................................... 22
PRINCIPAL HOLDERS.......................................................... 31
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 32
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 37
DESCRIPTION OF THE TRUST................................................... 39
   Voting Rights........................................................... 40
   Shareholder and Trustee Liability....................................... 41
   Purchases and Redemptions............................................... 41
   Net Asset Value......................................................... 41
DISTRIBUTIONS AND TAXES.................................................... 44
FINANCIAL STATEMENTS....................................................... 48
APPENDIX A................................................................. 49

                                   THE TRUST

       Loomis Sayles Funds I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series. Loomis Sayles High Income Opportunities Fund is a non-diversified series of the Trust.

       Shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

       The investment policies of the Fund set forth in its Prospectus and in this Statement of Additional Information ("SAI") may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund, as set forth in its Prospectus, and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Loomis Sayles High Income Opportunities Fund will not:

       *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, currencies, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, each of the following is not considered the making of a loan: (i) entering into repurchase agreements; (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies; and
(iii) loaning portfolio securities.)

       *(4) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

       *(5) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

        (6) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       *(7) Issue senior securities other than any borrowing permitted by restriction (5) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

       The Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (6) above.

       Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

       The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by Loomis Sayles in managing the Fund. The Fund's primary strategies are detailed in its Prospectus. The list of securities under each category below is not intended to be an exclusive list of securities for investment. Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

 Fund                      Securities                Practices
 ----                      ------------------------  ------------------------
 High Income               Debt Securities Lower     Temporary Defensive
 Opportunities Fund        Quality Debt Securities,  Strategies
                           Corporate Securities,     Repurchase Agreements
                           Convertible Securities,   Swap Contracts
                           U.S. Government           Illiquid Securities
                           Securities, Zero-Coupon   Futures Contracts
                           Securities, 144A          Options
                           Securities, Pay-in-Kind
                           Securities,
                           Mortgage-Backed
                           Securities, Asset Backed
                           Securities, Stripped
                           Mortgage-Backed
                           Securities, When Issued
                           Securities, Commercial
                           Paper, Loan Assignments,
                           Delayed Funding Loans
                           and Revolving Credit
                           Facilities, Securities
                           Lending, Preferred
                           Stock, Common Stock ,
                           Municipal Bonds, Senior
                           Floating Rate Loans,
                           Collateralized Debt and
                           Loan Obligations,
                           Warrants, Rights,
                           Collateralized Mortgage
                           Obligations

U.S. Government Securities

       U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

       U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

       U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

       "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

       "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

       "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

       Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

       The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is larger, under certain market conditions each Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. government securities.

       FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

When-Issued Securities

       A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

Zero Coupon Securities

       Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because the Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

       Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts ("REITs")

       REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

       Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

       Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions

       Because investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investment in securities of certain other issuers, it may involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

       If conditions warrant, the Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

       Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

       The Fund generally will not enter into forward contracts with a term of greater than one year.

       The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

       The Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

       Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

       Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

       A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

       When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

       Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

       The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

       In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

       Certain Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

       The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

       The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

       The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually, a "Swap and collectively, "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Common Stock

       Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

       While offering greater potential for long-term growth, common stock generally is more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease. The Fund may invest in common stock of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Small Companies

       Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Warrants

       A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of an equivalent amount in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Private Placements

       The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund's net asset value.

       While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

       The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

       Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies

       The Fund may invest in investment companies. Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of the Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

Temporary Defensive Strategies

       The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its objectives.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments and high quality debt securities.

Portfolio Turnover

       The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

       Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

Structured Notes

       The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

       Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

       Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Convertible Securities

       Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Asset-Backed Securities

       The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. (Mortgage-backed securities are a type of asset-backed security). Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs")

       CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Mortgage-Related Securities

       Mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities.

Adjustable Rate Mortgage Security ("ARM")

       An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Lower Quality Debt Securities

       The Fund may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Fitch or Ba or lower by Moody's (and comparable unrated securities) are of below "investment-grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of such market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Pay-in-Kind Securities

       The Fund may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step Coupon Securities

       The Fund may invest in step coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

       The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Tax Exempt Securities

       The Fund may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax.

       A Fund that invests in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

       There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

       The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

       The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

       Securities in which the Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

       All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

Equity Securities

       Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

       While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Foreign Securities

       The Fund may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Emerging Markets

       Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Depositary Receipts

       The Fund may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities

       The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described below under "Foreign Currency."

Foreign Currency Hedging Transactions

       The Fund may engage in currency hedging transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund 's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by a Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts," "Options" and "Swap Contracts" below.

Money Market Instruments

       A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

       Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Illiquid Securities

       The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

       The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings

       The Fund may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Privatizations

       The Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Securities Lending

       The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

       These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

       The Fund may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Fund anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

                              PORTFOLIO HOLDINGS

       The Fund has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. The portfolio holdings information will generally be made available on the Fund's website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

   (1) Disclosure of portfolio holdings posted on the Fund's website provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, their principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings provided the next business day);

   (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

   With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund's semi-annual financial statements, quarterly Form N-Q filing and other related items. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE FUND

       The Fund is governed by a Board of Trustees of the Trust, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

       The following table provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this SAI, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this SAI, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

       Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                           Position(s) Held with                              Number of Portfolios in
                            the Trust, Length of                                    Fund Complex
                              Time Served and       Principal Occupation(s)    Overseen*** and Other
Name and Date of Birth        Term of Office*        During Past 5 Years**       Directorships Held
----------------------    ------------------------  ------------------------  -------------------------
INDEPENDENT
TRUSTEES
-----------
Graham T. Allison, Jr.    Trustee, since 2003       Douglas Dillon Professor  38; Director, Taubman
(3/23/40)                                           and Director of the       Centers, Inc. (real
                          Contract Review and       Belfer Center of Science  estate investment trust);
                          Governance Committee      and International
                          Member                    Affairs, John F. Kennedy
                                                    School of Government,
                                                    Harvard University


Charles D. Baker          Trustee, since 2005       President and Chief       38; None
(11/13/56)                                          Executive Officer,
                          Contract Review and       Harvard Pilgrim Health
                          Governance Committee      Care (health plan)
                          Member


Edward A. Benjamin        Trustee, since 2002       Retired                   38; Director, Precision
(5/30/38)                                                                     Optics Corporation
                          Contract Review and                                 (optics manufacturer)
                          Governance Committee
                          Member
Daniel M. Cain            Trustee, since 2003;      President and Chief       38; Director, Sheridan
(2/24/45)                                           Executive Officer, Cain   Healthcare, Inc.
                          Chairman of the Audit     Brothers & Company,       (physician practice
                          Committee                 Incorporated (investment  management)
                                                    banking)

Paul G. Chenault          Trustee, since 2000       Retired; Trustee, First   38; Director, Mailco
(9/12/33)                                           Variable Life (variable   Office Products, Inc.
                          Contract Review and       life insurance)           (mailing equipment)
                          Governance Committee
                          Member

Kenneth J. Cowan          Trustee, since 2003       Retired                   38; None
(4/5/32)
                          Chairman of the Contract
                          Review and Governance
                          Committee

Richard Darman            Trustee, since 2003       Partner, The Carlyle      38; Director and
(5/10/43)                                           Group (investments);      Chairman of the Board of
                          Contract Review and       formerly, Professor,      Directors, AES
                          Governance Committee      John F. Kennedy School    Corporation
                          Member                    of Government, Harvard    (international power
                                                    University                company);

Sandra O. Moose           Trustee, since 2003       President, Strategic      38; Director, Verizon
(2/17/42)                                           Advisory Services         Communications;
                          Chairperson of the        (management consulting);  Director, Rohm and Haas
                          Board, since 2005         formerly, Senior Vice     Company (specialty
                                                    President and Director,   chemicals); Director,
                          Ex officio member of the  The Boston Consulting     AES Corporation
                          Audit Committee and       Group, Inc. (management
                          Contract Review and       consulting)
                          Governance Committee


                           Position(s) Held with                              Number of Portfolios in
                            the Trust, Length of                                    Fund Complex
                              Time Served and       Principal Occupation(s)    Overseen*** and Other
Name and Date of Birth        Term of Office*        During Past 5 Years**       Directorships Held
----------------------    ------------------------  ------------------------  ------------------------
John A. Shane             Trustee, since 2003       President, Palmer         38; Director, Gensym
(2/22/33)                                           Service Corporation       Corporation (software
                          Audit Committee Member    (venture capital          and technology services
                                                    organization)             provider); Director and
                                                                              Chairman of the Board,
                                                                              Abt Associates Inc.
                                                                              (research and consulting
                                                                              firm)

Cynthia L. Walker         Trustee, since 2005       Dean for Administration   38; None
(7/25/56)                                           (formerly, Dean for
                          Audit Committee Member    Finance & CFO), Harvard
                                                    Medical School

INTERESTED
TRUSTEES
----------
Robert J. Blanding/1/     Trustee, since 2002       President, Chairman,      38; None
(4/14/47)                                           Director and Chief
555 California Street     President and Chief       Executive Officer,
San Francisco, CA 94104   Executive Officer of      Loomis, Sayles &
                          Loomis Sayles Funds I     Company, L.P.; Chief
                                                    Executive Officer,
                                                    Loomis Sayles Funds II



John T. Hailer/2/         Trustee, since 2003       President and Chief       38; None
(11/23/60)                                          Executive Officer, IXIS
                          Executive Vice President  Asset Management
                          of Loomis Sayles Funds    Advisors, L.P. and IXIS
                          I, since 2003             Asset Management
                                                    Distributors, L.P.;
                                                    President and Chief
                                                    Executive Officer of
                                                    IXIS Advisor Funds Trust
                                                    I, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor
                                                    Funds Trust III, IXIS
                                                    Advisor Funds Trust IV,
                                                    IXIS Advisor Cash
                                                    Management Trust and AEW
                                                    Real Estate Income Fund;
                                                    President of Loomis
                                                    Sayles Funds II





* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation") and President and Chief Executive Officer of IXIS Advisors and the Distributor.

                                Position(s)             Term of Office*       Principal Occupation(s)
                               Held with the             and Length of                 During
Name and Date of Birth             Trust                  Time Served              Past 5 Years**
----------------------    ------------------------  ------------------------  -------------------------
OFFICERS
--------
Coleen Downs Dinneen      Secretary, Clerk and      Since September 2004      Senior Vice President,
(12/16/60)                Chief Legal Officer                                 General Counsel,
                                                                              Secretary and Clerk
                                                                              (formerly, Deputy
                                                                              General Counsel,
                                                                              Assistant Secretary and
                                                                              Assistant Clerk) IXIS
                                                                              Asset Management
                                                                              Distribution
                                                                              Corporation, IXIS Asset
                                                                              Management Distributors,
                                                                              L.P. and IXIS Asset
                                                                              Management Advisors, L.P.



Michael C. Kardok         Treasurer, Principal      Since 2004                Senior Vice President,
(7/17/59)                 Financial and Accounting                            IXIS Asset Management
                          Officer                                             Advisors, L.P. and IXIS
                                                                              Asset Management
                                                                              Distributors, L.P. ;
                                                                              formerly, Senior
                                                                              Director, PFPC Inc.;
                                                                              formerly, Vice President
                                                                              - Division Manager,
                                                                              First Data Investor
                                                                              Services, Inc.

Max J. Mahoney            Anti-Money Laundering     Since August 2005         Senior Vice President,
(5/1/62)                  Officer and Assistant                               Deputy General Counsel,
                          Secretary                                           Assistant Secretary and
                                                                              Assistant Clerk, IXIS
                                                                              Asset Management
                                                                              Distribution
                                                                              Corporation, IXIS Asset
                                                                              Management Distributors,
                                                                              L.P. and IXIS Asset
                                                                              Management Advisors,
                                                                              L.P.; Chief Compliance
                                                                              Officer, IXIS Asset
                                                                              Management Advisors,
                                                                              L.P. ; formerly, Senior
                                                                              Counsel, MetLife, Inc.;
                                                                              formerly, Associate
                                                                              Counsel, LPL Financial
                                                                              Services, Inc.

John E. Pelletier         Chief Operating Officer   Since 2004                Executive Vice President
(6/24/64)                                                                     and Chief Operating
                                                                              Officer (formerly,
                                                                              Senior Vice President,
                                                                              General Counsel,
                                                                              Secretary and Clerk),
                                                                              IXIS Asset Management
                                                                              Distributors, L.P. and
                                                                              IXIS Asset Management
                                                                              Advisors, L.P.;
                                                                              Executive Vice President
                                                                              and Chief Operating
                                                                              Officer (formerly,
                                                                              Senior Vice President,
                                                                              General Counsel,
                                                                              Secretary and Clerk),
                                                                              IXIS Asset Management
                                                                              Distribution
                                                                              Corporation; Executive
                                                                              Vice President, Chief
                                                                              Operating Officer and
                                                                              Director (formerly,
                                                                              President, Chief
                                                                              Operating Officer and
                                                                              Director) IXIS Asset
                                                                              Management Services
                                                                              Company

Daniel J. Fuss            Executive Vice President  Since June 2003           Vice Chairman and
(9/27/33)                 (Loomis Sayles Funds                                Director, Loomis, Sayles
One Financial Center      Trusts only)                                        & Company, L.P.; Prior
Boston, MA 02111                                                              to 2002, President and
                                                                              Trustee of Loomis Sayles
                                                                              Funds II

                                Position(s)             Term of Office*
                               Held with the             and Length of        Principal Occupation(s)
Name and Date of Birth             Trust                  Time Served          During Past 5 Years**
----------------------    ------------------------  ------------------------  ------------------------
Kristin Vigneaux          Chief Compliance Officer  Since 2004                Chief Compliance Officer
(9/25/69)                                                                     for Mutual Funds, IXIS
                                                                              Asset Management
                                                                              Distributors, L.P. and
                                                                              IXIS Asset Management
                                                                              Advisors, L.P ;
                                                                              formerly, Vice
                                                                              President, IXIS Asset
                                                                              Management Services
                                                                              Company

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.

       Standing Board Committees

       The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

       The Contract Review and Governance Committee of the Trust is composed solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder,
(ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and
(viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trust is composed solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

       The current membership of each committee is as follows:

           Audit Committee           Contract Review and Governance Committee
           ---------------           ----------------------------------------
           Daniel M. Cain - Chairman Kenneth J. Cowan - Chairman
           John A. Shane             Graham T. Allison, Jr.
           Cynthia L. Walker         Charles D. Baker
                                     Edward A. Benjamin
                                     Paul G. Chenault
                                     Richard Darman

   As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

       Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

       During the fiscal year ended September 30, 2005 for the Trust, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the IXIS Advisor Funds Trust and Loomis Sayles Funds II:

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2005

                                                                            (5)
                                                                           Total
                                                  (3)           (4)     Compensation
                                               Pension or    Estimated    From the
                                  (2)          Retirement      Annual       Fund
(1)                            Aggregate    Benefits Accrued  Benefits   Complex/3/
Name of Person,               Compensation  as Part of Trust    Upon      Paid to
Position                      from Trust/1/   Expenses/2/    Retirement   Trustee
---------------               ------------  ---------------- ---------- ------------
Independent Trustees
--------------------
Graham T. Allison, Jr.          $41,108            $0            $0       $108,575
Charles D. Baker/4/             $ 8,919            $0            $0       $ 22,025
Edward A. Benjamin              $39,914            $0            $0       $105,025
Daniel M. Cain                  $54,177            $0            $0       $140,810
Paul G. Chenault                $41,108            $0            $0       $108,575
Kenneth J. Cowan                $55,371            $0            $0       $144,360
Richard Darman                  $41,108            $0            $0       $108,575
Sandra O. Moose                 $36,242            $0            $0       $ 95,900
John A. Shane                   $41,108            $0            $0       $108,575
Cynthia L. Walker/4/            $ 8,919            $0            $0       $ 22,625

Interested Trustees
-------------------
Robert J. Blanding              $     0            $0            $0       $      0
John T. Hailer                  $     0            $0            $0       $      0

/1/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2005 for the Trustees is as follows: Allison ($189,748), Benjamin ($26,551), Cain ($50,407), Chenault ($9,163), Cowan ($35,211) and Darman ($67,636).

/2/ The Trust provides no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more series of the Trust selected by the Trustee on the normal payment date for such fees.

/3/ Total Compensation represents amounts paid during the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/4/ Mr. Baker and Ms. Walker were elected as Trustees on June 2, 2005.

Fund Securities Owned by the Trustees

As of December 31, 2005, the Trustees had the following ownership of the Fund:

Independent Trustees:

*A. None
 B. $1-10,000
 C. $10,001-$50,000
 D. $50,001-$100,000
 E. over $100,000

                                 Graham T.    Charles D. Edward A.  Daniel M.  Paul G.
Dollar Range of Fund Shares*   Allison, Jr.**   Baker    Benjamin**  Cain**   Chenault**
----------------------------   -------------- ---------- ---------- --------- ----------
Loomis Sayles High Income            A            A          A          A         A
  Opportunities Fund
Aggregate Dollar Range of            E            A          E          E         E
  Fund Shares in Funds
  Overseen by Trustee in the
  Fund Complex

**  Amounts include amounts held through the deferred compensation plan.

                               Kenneth J. Richard  Sandra O. John A. Cynthia L.
 Dollar Range of Fund Shares*   Cowan**   Darman**  Moose**   Shane    Walker
 ----------------------------  ---------- -------- --------- ------- ----------
 Loomis Sayles High Income         A         A         A        A        A
   Opportunities Fund
 Aggregate Dollar Range of         E         E         E        E        A
   Fund Shares in Funds
   Overseen by Trustee in the
   Fund Complex

**  Amounts include amounts held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares*                       Robert J. Blanding John T. Hailer
----------------------------                       ------------------ --------------
Loomis Sayles High Income Opportunities Fund               A                A
Aggregate Dollar Range of Fund Shares                      E                E
in Funds Overseen by Trustee in the Fund Complex:

*A. None
 B. $1-10,000
 C. $10,001-$50,000
 D. $50,001-$100,000
 E. over $100,000

       Code of Ethics. The Trust, Loomis Sayles and the Distributor each has adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

       Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Fund's investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of the Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and fund for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Fund voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2005 is available (i) through the Fund's website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                               PRINCIPAL HOLDERS

       The following table provides information on the principal holders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 18, 2006.

       To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Share Class   Shareholder and Address                Percentage of Shares Held
-----------   -----------------------                -------------------------
Institutional US Bank Custodian                                          39.47%
              FBO Northern Minnesota Wisconsin
              Area Retail Clerk
              60 Livingston Ave
              St. Paul, MN 55107

              MLPF&S For The Sole Benefit Of It's                        26.72%
              Customers
              Attn Fund Administration ML#97144
              4800 Deer Lake Dr East - 2nd FL
              Jacksonville, FL 32246-6484

              Smith Barney Corporate Trust                               17.04%
              Company Custodian
              FBO Sheet Metal Workers Intl
              824 N. Market St Ste 210
              Wilmington, DE 19801

              State Street Bank & Trust Co                               12.10%
              FBO Harvey Industries Inc Prof & Sh
              401K Plan and Trust
              200 Newport Avenue EXT
              North Quincy, MA 02171-2102

/1/ As of January 18, 2006, U.S. Bank Custodian, FBO Northern Minnesota Wisconsin Area Retail Clerk, 60 Livingston Ave, St. Paul, MN 55107 and MLPF&S For The Sole Benefit Of It's Customers, Attn Fund Administration ML#97144, 4800 Deer Lake Dr East--2nd FL, Jacksonville, FL 32246-6484 owned 39.47% and 26.72%, respectively, of the Loomis Sayles High Income Opportunities Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S and State Street Bank & Trust.

Management Ownership

       As of record on January 18, 2006, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund.

       As of January 18, 2006, the Profit Sharing Plan and Pension Plan each owned less than 1% of the outstanding shares of the Fund.

       The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Advisory Agreement. Under the advisory agreement with the Fund, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent accountants retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

       The advisory agreement provides that Loomis Sayles will not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. See the Prospectus and the applicable wrap program brochure for more information. Loomis Sayles receives an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.

       The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

       The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

       The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       In addition to serving as investment adviser to the Fund and each other series of the Trust, Loomis Sayles acts as investment adviser or subadviser to certain series of Loomis Sayles Funds II, and adviser or sub-adviser to certain series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and IXIS Advisor Funds Trust III, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Fund

       Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds
          (the "Funds") and Other Investments Managed by the Adviser

       Loomis Sayles has organized its business into three investment groups:
The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

       Distribution Agreement. Pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 (the "Distributor"), an affiliate of Loomis Sayles, serves as the general distributor of shares of the Fund. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

       The Distribution Agreement was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

       The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

       The Distribution Agreement will continue in effect for successive one-year periods with respect to the Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

       Administration Services. IXIS Advisors performs certain accounting and administrative services for the Trust, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. For these services, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay IXIS Advisors for services to the Fund under this agreement.

       Prior to July 1, 2003, Loomis Sayles performed these same services for the Trust, pursuant to an administrative services agreements with the Trust. On July 1, 2003, Loomis Sayles assigned the Administrative Services Agreement to IXIS Services, an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004. Loomis Sayles (without reimbursement from the Trust or Fund) paid for all services provided to the Fund under these agreements.

       Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts 02171, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. Loomis Sayles has agreed to pay (without reimbursement from the Trust or Fund) fees to Boston Financial for services to the Fund under this agreement.

       Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts 02111, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

       Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation.

       Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                      Registered Investment     Other Pooled Investment
                            Companies                   Vehicles                Other Accounts
                    -------------------------- -------------------------- -----------------------------
                                  Advisory fee               Advisory fee               Advisory fee is
                        Other     is based on      Other     is based on      Other       based on
                      Accounts    performance    Accounts    performance    Accounts     performance
                       Managed                    Managed                    Managed
                    ------------- ------------ ------------- ------------ ------------- ---------------
Name of
Portfolio           # of  Total   # of  Total  # of  Total   # of  Total  # of  Total   # of   Total
Manager             Accts Assets  Accts Assets Accts Assets  Accts Assets Accts Assets  Accts  Assets
---------           ----- ------- ----- ------ ----- ------- ----- ------ ----- ------- -----  -------
Matthew Egan              $53.9                      $119.9                     $1.05
                     2    million   0     $0     1   million   0     $0    25   billion   0    $0
Daniel J. Fuss            $7.95                      $201.9                     $8.97          $731.5
                     12   billion   0     $0     4   million   0     $0    85   billion   3    million
Kathleen C. Gaffney       $5.98                                                 $4.06
                     4    billion   0     $0     0   $0        0     $0    42   billion   0    $0
Elaine Stokes             $12.8                                                 $804.9         $170.0
                     1    million   0     $0     0   $0        0     $0    22   million   1    million

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

       While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark (the Lehman High Yield Index) and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
..   upon retirement a participant will receive a multi-year payout for his or her vested units;
..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

As of September 30, 2005 the Portfolio Managers had the following ownership in the Fund:

Name of Portfolio                                                             Dollar Range of Equity
Manager                                Fund(s) Managed                        Securities Invested
-----------------                      -------------------------------------  ----------------------
Matthew Egan                           Loomis Sayles High Income                        A
                                       Opportunities Fund
Daniel J. Fuss                         Loomis Sayles High Income                        A
                                       Opportunities Fund
Kathleen C. Gaffney                    Loomis Sayles High Income                        A
                                       Opportunities Fund
Elaine Stokes                          Loomis Sayles High Income                        A
                                       Opportunities Fund

A. None                                E. $100,001 - $500,000
B. $1 - 10,000                         F. $500,001 - $1,000,000
C. $10,001 - $50,000                   G. over $1,000,000
D. $50,001 - $100,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the IXIS Advisor Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

General

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction,
(d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer. During the fiscal year ended September 30, 2005, the Fund paid $39 in brokerage commissions.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

       As of September 30, 2005 the Fund did not hold any securities of the Fund's regular broker-dealers.

                           DESCRIPTION OF THE TRUST

       The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each series represents an equal proportionate interest in such series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. The shares of each series do not have any preemptive rights. Upon termination of any series, whether pursuant to liquidation of the Trust or otherwise, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

       The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

       The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any series upon written notice to the shareholders.

Voting Rights

       Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments,
(3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Fund.

Shareholder and Trustee Liability

       Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the series of the Trust of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of property of the series for all loss and expense of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Purchases and Redemptions

       Shares of the Fund are offered exclusively to institutional clients of Loomis Sayles in the discretion of Loomis Sayles, and "wrap fee" programs approved by IXIS Advisors. Approved investors may purchase and redeem Fund shares at the Fund's net asset value without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see "General Information-How to Purchase Shares" and "General Information--How to Redeem Shares" in the Fund's Prospectus.

       The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

       A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distributions and Taxes."

       A purchase order received by Boston Financial, the Fund's transfer agent, prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a day when the Fund is open for business, will be effected at that day's net asset value. With respect to purchases of shares by institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for shares) for purchase orders received by Boston Financial is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see "General Information - How to Redeem Shares" in the Fund's prospectus.

Net Asset Value

       The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

       The total net asset value of the Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fund may price its shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

       Because of fair value pricing, as described in the prospectus, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale in the ordinary course). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

       Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," is securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issue (such as a declaration of bankruptcy or a deleting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and / or foreign markets.)

       Trading in some of the portfolio securities of some of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

       The per share net asset value of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value. The public offering price of the Fund is the next-determined net asset value.

                            DISTRIBUTIONS AND TAXES

       In General. As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

       Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

       Taxation of the Fund. The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and
(iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

       So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if a Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

       Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

       Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

       Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

       If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

       Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

       Passive Foreign Investment Companies. Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund -level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

       Foreign Taxes. Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

       Foreign Currency Transactions Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       Financial Products The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

       Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require a Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

       Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

       Securities issued or purchased at a discount The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       Tax-Exempt Shareholders Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

       Backup Withholding The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

       Other Tax Matters Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

       Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

       The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

       If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by THE Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 , effective for taxable years of THE Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. The Fund does not intend to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                             FINANCIAL STATEMENTS

       The financial statements of the Fund and the related report of independent registered public accountants included in the Fund's Annual Report for the year ended September 30, 2005 are incorporated herein by reference. The financial statements and financial highlights for the Fund included in its 2005 Annual Report for the year ended September 30, 2005 are incorporated by reference to such reports. The Fund's annual and semi-annual reports are available upon request and without charge. The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Distributor at: IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

       The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

       Corporate and Municipal Bond Ratings

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

       Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

       Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

       Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

       Issue Credit Rating Definitions

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

       Investment-grade

       AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

       C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

       r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

       The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Commercial Paper Rating Definitions

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

..   For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC
..   For issuers and performing obligations, default is a real possibility.
    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC
..   For issuers and performing obligations, default of some kind appears probable.
..   For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
..   For issuers and performing obligations, default is imminent.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

-failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;-the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
'NR' indicates that Fitch Ratings does not rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

LOOMIS SAYLES FUNDS II

Loomis Sayles Aggressive Growth Fund
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Value Fund
Loomis Sayles Tax-Managed Equity Fund

This Statement of Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (collectively the "Funds," with each series being known as a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles Retail Income Funds Prospectus or Loomis Sayles Retail Equity Funds Prospectus, each dated February 1, 2006, each as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling 1-800-633-3330 or by visiting www.loomissayles.com.

The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

                               TABLE OF CONTENTS

THE TRUSTS.................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   3
   Investment Restrictions.................................................   3
   Investment Strategies...................................................  15
TEMPORARY DEFENSIVE POSITION...............................................  31
PORTFOLIO TURNOVER.........................................................  32
PORTFOLIO HOLDINGS INFORMATION.............................................  32
MANAGEMENT OF THE TRUSTS...................................................  33
OWNERSHIP OF FUND SHARES...................................................  41
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  50
PORTFOLIO MANAGEMENT INFORMATION...........................................  58
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  62
DESCRIPTION OF THE TRUSTS..................................................  66
   Voting Rights...........................................................  66
   Shareholder and Trustee Liability.......................................  67
HOW TO BUY SHARES..........................................................  68
REDEMPTIONS................................................................  68
SHAREHOLDER SERVICES.......................................................  70
NET ASSET VALUE............................................................  72
TAXES......................................................................  73
PERFORMANCE INFORMATION....................................................  78
FINANCIAL STATEMENTS.......................................................  79
APPENDIX A................................................................. A-1

                                  THE TRUSTS

       Loomis Sayles Funds I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series.

       The Loomis Sayles Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 21, 1991. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

       Loomis Sayles Funds II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated February 20, 1991, as amended and restated on July 21, 2005, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust offers a total of twelve series. Prior to July 1, 2003, Loomis Sayles Funds II was named "Loomis Sayles Funds."

       The Loomis Sayles Aggressive Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. The Loomis Sayles Small Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. The Loomis Sayles Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Tax-Managed Equity Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on October 1, 1995. Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares on May 21, 2003. The Loomis Sayles Tax-Managed Equity Fund reorganized into a newly created series of Loomis Sayles Funds II and ceased to be a series of Loomis Sayles Funds I on September 12, 2003.

                        INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

       The following is a description of restrictions on the investments to be made by the Funds. The investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and the restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of the 15% limitation on illiquid securities, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Bond Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Global Bond Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Value Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Inflation Protected Securities Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       (16) Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       In restriction (16), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Aggressive Growth Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Growth Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Value Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Tax-Managed Equity Fund may not:

       *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither
              (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

       *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

       *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

       (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

       The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

       Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

       For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

   Loomis Sayles Bond Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

   Loomis Sayles Global Bond Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

   Loomis Sayles Inflation Protected Securities Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-protected securities.

   Loomis Sayles Small Cap Growth Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Small Cap Value Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Tax-Managed Equity Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities.

Investment Strategies

       The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund's primary strategies are detailed in its Prospectus. The list of securities under each category below is not intended to be an exclusive list of securities for investment. Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Fund                           Securities                               Practices
----                           ---------------------------------------- ------------------------------
Bond Fund                      Debt Securities (Investment-Grade        Temporary Defensive Strategies
                               Bonds, Corporate Securities, Convertible Repurchase Agreements
                               Securities, U.S. Government Securities,  Swap Contracts
                               Lower-Quality Debt Securities, Preferred Illiquid Securities
                               Stock, Zero-Coupon Securities, 144a      Futures Contracts
                               Securities, Mortgage-Related Securities, Options
                               Stripped Mortgage-Backed Securities,
                               Asset-Backed Securities, REITs, When-
                               Issued Securities, Commercial Paper,
                               Collateralized Mortgage Obligations)
                               Foreign Securities (Emerging Markets,
                               Currency Hedging Transactions,
                               Supranational Entities)

Global Bond Fund               Debt Securities (Investment-Grade        Temporary Defensive Strategies
                               Bonds, Corporate Bonds, Convertible      Repurchase Agreements
                               Securities, World Government Securities, Currency Hedging Transactions
                               Lower-Quality Debt Securities, Asset-    Futures Contracts Options
                               Backed Securities, Zero-Coupon
                               Securities, 144a Securities, Mortgage-
                               Related Securities, REITs, When-Issued
                               Securities, Commercial Paper,
                               Collateralized Mortgage Obligations)
                               Foreign Securities (Emerging Markets,
                               Supranational Entities)

Small Cap Value Fund           Equity Securities (REITs, Investment     144a Securities
                               Companies, Small Cap Companies)          Hedging Transactions
                               Foreign Securities (Emerging Markets,    Temporary Defensive Strategies
                               Currency Hedging Transactions)

Inflation Protected Securities Debt Securities (U.S. Government         Futures Transactions
Fund                           Securities, Mortgage-Related             Temporary Defensive Strategies
                               Securities)

Fund                    Securities                              Practices
----                    --------------------------------------- ------------------------------
Aggressive Growth Fund  Equity Securities (REITs, Mid Cap       Initial Public Offerings
                        Companies)                              144a Securities
                        Foreign Securities (Emerging Markets,   Options
                        Currency Hedging Transactions)          Futures Contracts
                                                                Hedging Transactions
                                                                Temporary Defensive Strategies
                                                                Securities Lending

Small Cap Growth Fund   Equity Securities (Small Cap Companies) 144a Securities
                        Foreign Securities (Emerging Markets,   Options
                        Currency Hedging Transactions)          Futures Contracts
                                                                Securities Lending
                                                                Temporary Defensive Strategies

Value Fund              Equity Securities (Mid Cap Companies,   Temporary Defensive Strategies
                        Large Cap Companies, Warrants,
                        Convertible Securities, REITs,
                        144a Securities) Foreign Securities
                        (Emerging Markets)

Tax-Managed Equity Fund Equity Securities (Mid Cap Companies,   Temporary Defensive Strategies
                        Large Cap Companies, Small Cap          When-Issued Securities
                        Companies, REITs)                       144a Securities
                        Debt Securities (U.S. Government
                        Securities, Zero Coupon Securities,
                        Convertible Securities)

Adjustable Rate Mortgage Security ("ARM")

       An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

       The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. (Mortgage-related securities are a type of asset-backed security). Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-related securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Loans

       The Loomis Sayles Bond Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan.

Collateralized Mortgage Obligations ("CMOs")

       CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-related securities may be considered derivative securities.

Common Stocks and Other Equity Securities

       Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

       Growth stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

       Value stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks.

Convertible Securities

       Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Depositary Receipts

       Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Emerging Markets

       Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Fixed-Income Securities

       Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

       To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

       A fixed-income security will be considered a lower-rated fixed-income security ("junk bond") if it is of below investment-grade quality. To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower-rated fixed-income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

       Lower-rated fixed-income securities are subject to greater credit risk and market risk than higher quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower-rated fixed-income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed-income securities. The market for lower-rated fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower-rated fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

       For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Hedging Transactions

       To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by the Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions.

Foreign Currency Transactions

       Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Securities

       A Fund may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Illiquid Securities

       Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

       Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Investment Companies

       Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

       Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

       Certain Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap" and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Initial Public Offerings

       Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Mortgage-Related Securities

       Mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities.

Investment-Grade Debt Securities

       Certain Funds may invest in investment-grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities

       Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment-grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of such market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Money Market Instruments

       A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

       Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Options and Futures Transactions

       An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

       In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

       A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

       When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Pay-in-Kind Securities

       Certain Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

       The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely-held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

       While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933 (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

       The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Funds' investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

       Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately-negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

       Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Real Estate Investment Trusts ("REITs")

       REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

       REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

       A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

       A Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Rule 144A Securities

       Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under
Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Securities Lending

       A Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. A Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Boards.

       These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

       The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

       The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Structured Notes

       Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

       Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

       Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Step Coupon Securities

       Certain Funds may invest in step coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

       Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Supranational Entities

       A Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Swap Transactions

       A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Tax Exempt Securities

       The Funds may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income.

       The ability of the Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

       Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

       There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

       The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source.

The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

       The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

       The Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

       Securities in which a Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

       All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

   U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

   U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

   Treasury Inflation-Protected Securities ("TIPS") - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   Ginnie Maes - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   Fannie Maes - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

   Freddie Macs - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

       U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

       Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

When-Issued Securities

       "When-issued" equity securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Zero Coupon Securities

       Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

                         TEMPORARY DEFENSIVE POSITION

       Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

       Each Fund's turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

       Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will vary significantly from time to time depending on the volatility of economic and market conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate or limit Loomis Sayles' investment discretion in managing the assets of each Fund. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

                        PORTFOLIO HOLDINGS INFORMATION

       The Funds have adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, full portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. However, holdings information for certain Funds, such as the Loomis Sayles Small Cap Value Fund, may be subject to aging periods that are longer than 30 days if the specific investment style warrants aging beyond 30 days prior to public dissemination. A list of the Funds' top 10 holdings will generally be available on a monthly basis within 5 days of month-end. The portfolio holdings information will generally be made available on the Fund's website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

       The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Funds:

   (1) Disclosure of portfolio holdings posted on the Funds' website, provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, its principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

   (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds' adviser (portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of the Funds' adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the fund, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

       With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

       In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Funds or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                           MANAGEMENT OF THE TRUSTS

       The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees and Officers

       The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the Trusts. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust.

       Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                                      Number of
                                                                                  Portfolios in Fund
                          Position(s) Held with                                        Complex
                          the Trust, Length of                                     Overseen*** and
                             Time Served and    Principal Occupation(s) During          Other
Name and Date of Birth       Term of Office*            Past 5 Years**            Directorships Held
------------------------  --------------------- ------------------------------ ------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.     Trustee since 2003   Douglas Dillon Professor and              38
(3/23/40)                                       Director of the Belfer Center
                          Contract Review and   of Science for International      Director, Taubman
                          Governance Committee  Affairs, John F. Kennedy         Centers, Inc. (real
                                 Member         School of Government,          estate investment trust)
                                                Harvard University

Charles D. Baker           Trustee since 2005   President and Chief Executive             38
(11/13/56)                                      Officer,
                          Contract Review and   Harvard Pilgrim Health Care              None
                          Governance Committee  (health plan)
                                 Member

                                                                                              Number of
                                                                                          Portfolios in Fund
                             Position(s) Held with                                             Complex
                             the Trust, Length of                                          Overseen*** and
                                Time Served and       Principal Occupation(s) During            Other
Name and Date of Birth          Term of Office*               Past 5 Years**              Directorships Held
------------------------  --------------------------- ------------------------------ -----------------------------
Edward A. Benjamin            Trustee since 2002      Retired                                     38
(5/30/38)
                              Contract Review and                                         Director, Precision
                             Governance Committee                                         Optics Corporation
                                    Member                                               (optics manufacturer)

Daniel M. Cain                Trustee since 2003      President and Chief Executive               38
(2/24/45)                                             Officer, Cain Brothers &
                             Chairman of the Audit    Company, Incorporated          Director, Sheridan Healthcare
                                   Committee          (investment banking)             Inc. (physician practice
                                                                                              management)

Paul G. Chenault              Trustee since 2000      Retired; Trustee, First                     38
(9/12/33)                                             Variable Life (variable life
                              Contract Review and     insurance)                        Director, Mailco Office
                             Governance Committee                                       Products, Inc. (mailing
                                    Member                                                    equipment)

Kenneth J. Cowan              Trustee since 2003      Retired                                     38
(4/5/32)
                           Chairman of the Contract                                              None
                             Review and Governance
                                   Committee

Richard Darman                Trustee since 2003      Partner, The Carlyle Group                  38
(5/10/43)                                             (investments); formerly,
                              Contract Review and     Professor, John F. Kennedy       Director and Chairman of
                             Governance Committee     School of Government,             Board of Directors, AES
                                    Member            Harvard University              Corporation (international
                                                                                            power company)

Sandra O. Moose               Trustee since 2003      President, Strategic Advisory               38
(2/17/42)                                             Services (management
                          Chairperson of the Board of consulting); formerly, Senior        Director, Verizon
                            Trustees since November   Vice President and Director,          Communications;
                                     2005             The Boston Consulting Group,
                                                      Inc. (management consulting)      Director, Rohm and Haas
                           Ex officio member of the                                       Company (specialty
                              Audit Committee and                                             chemicals);
                              Contract Review and
                             Governance Committee                                      Director, AES Corporation

                                                                                      Number of Portfolios
                           Position(s) Held with                                        in Fund Complex
                           the Trust, Length of                                         Overseen*** and
                              Time Served and     Principal Occupation(s) During      Other Directorships
Name and Date of Birth        Term of Office*             Past 5 Years**                      Held
----------------------    ----------------------- ------------------------------ ------------------------------
John A. Shane               Trustee since 2003    President, Palmer Service                    38
(2/22/33)                                         Corporation (venture capital
                          Audit Committee Member  organization)                   Director, Gensym Corporation
                                                                                    (software and technology
                                                                                       service provider);

                                                                                  Director and Chairman of the
                                                                                   Board, Abt Associates Inc.
                                                                                 (research and consulting firm)

Cynthia L. Walker           Trustee since 2005    Executive Dean for                           38
(7/25/56)                                         Administration (formerly,
                          Audit Committee Member  Dean for Finance and CFO),                  None
                                                  Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/       Trustee since 2002    President, Chairman, Director,               38
(4/14/47)                                         and Chief Executive Officer,
555 California Street     Chief Executive Officer Loomis, Sayles & Company,                   None
San Francisco, CA 94104                           L.P.; President and Chief
                                                  Executive Officer - Loomis
                                                  Sayles Funds I; Chief
                                                  Executive Officer - Loomis
                                                  Sayles Funds II

John T. Hailer/2/           Trustee since 2003    President and Chief Executive                38
(11/23/60)                                        Officer, IXIS Asset
                                 President        Management Advisors, L.P.                   None
                                                  and IXIS Asset Management
                                                  Distributors, L.P.; Executive
                                                  Vice President, Loomis Sayles
                                                  Funds I; President and Chief
                                                  Executive Officer, AEW Real
                                                  Estate Income Fund, IXIS
                                                  Advisor Cash Management
                                                  Trust, IXIS Advisor Funds
                                                  Trust I, IXIS Advisor Funds
                                                  Trust II, IXIS Advisor Funds
                                                  Trust III and IXIS Advisor
                                                  Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
       Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors and the Distributor.

Officers of the Trust

                                                            Term of
                                                          Office* and
                                   Position(s)             Length of
                                    Held With                Time          Principal Occupation(s)
Name and Date of Birth              the Trust               Served          During Past 5 Years**
----------------------    ------------------------------ -------------- ------------------------------
Coleen Downs Dinneen        Secretary, Clerk and Chief       Since      Senior Vice President, General
(12/16/60)                        Legal Officer          September 2004 Counsel, Secretary and Clerk
                                                                        (formerly, Deputy General
                                                                        Counsel, Assistant Secretary
                                                                        and Assistant Clerk), IXIS
                                                                        Asset Management
                                                                        Distribution Corporation, IXIS
                                                                        Asset Management
                                                                        Distributors, L.P., and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.

Daniel J. Fuss               Executive Vice President        Since      Vice Chairman and Director,
(9/27/33)                  (Loomis Sayles Funds Trusts     June 2003    Loomis, Sayles & Company,
One Financial Center                  only)                             L.P.; Prior to 2002, President
Boston, MA 02111                                                        and Trustee of Loomis Sayles
                                                                        Funds II

Michael Kardok            Treasurer, Principal Financial     Since      Senior Vice President, IXIS
(7/17/59)                     and Accounting Officer      October 2004  Asset Management Advisors,
                                                                        L.P. and IXIS Asset
                                                                        Management Distributors,
                                                                        L.P.; formerly, Senior
                                                                        Director, PFPC Inc; formerly,
                                                                        Vice President - Division
                                                                        Manager, First Data Investor
                                                                        Services, Inc.

Max J. Mahoney                Anti-Money Laundering          Since      Senior Vice President, Deputy
(5/01/62)                     Officer and Assistant       August 2005   General Counsel, Assistant
                                    Secretary                           Secretary and Assistant Clerk,
                                                                        IXIS Asset Management
                                                                        Distribution Corporation, IXIS
                                                                        Asset Management
                                                                        Distributors, L.P. and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.; Chief Compliance
                                                                        Officer, IXIS Asset
                                                                        Management Advisors, L.P. ;
                                                                        formerly, Senior Counsel,
                                                                        MetLife, Inc.; formerly,
                                                                        Associate Counsel, LPL
                                                                        Financial Services, Inc.

John E. Pelletier            Chief Operating Officer         Since      Executive Vice President and
(6/24/64)                                                September 2004 Chief Operating Officer
                                                                        (formerly, Senior Vice
                                                                        President General Counsel,
                                                                        Secretary and Clerk), IXIS
                                                                        Asset Management
                                                                        Distributors, L.P. and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.; Executive Vice President
                                                                        and Chief Operating Officer
                                                                        (formerly, Senior Vice
                                                                        President, General Counsel,
                                                                        Secretary and Clerk), IXIS
                                                                        Asset Management
                                                                        Distribution Corporation;
                                                                        Executive Vice President,
                                                                        Chief Operating Officer and
                                                                        Director (formerly, President,
                                                                        Chief Operating Officer and
                                                                        Director), IXIS Asset
                                                                        Management Services
                                                                        Company.

Kristin Vigneaux             Chief Compliance Officer        Since      Chief Compliance Officer for
(9/25/69)                                                 August 2004   Mutual Funds, IXIS Asset
                                                                        Management Distributors, L.P.
                                                                        and IXIS Asset Management
                                                                        Advisors, L.P.; formerly, Vice
                                                                        President, IXIS Asset
                                                                        Management Services
                                                                        Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Mr. Fuss is an officer of the Loomis Sayles Funds Trusts only. Previous positions during the past five years with IXIS Asset Management Distributors,

L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

       The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain - Chairman Kenneth J. Cowan - Chairman
       John A. Shane             Graham T. Allison, Jr.
       Cynthia L. Walker         Charles D. Baker
                                 Edward A. Benjamin
                                 Paul G. Chenault
                                 Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

       As of December 31, 2005, the trustees had the following ownership in the
Funds:

Interested Trustees:

Dollar Range of Fund Shares*                  Robert J. Blanding John T. Hailer
----------------------------                  ------------------ --------------
Loomis Sayles Aggressive Growth Fund                  C                A
Loomis Sayles Bond Fund                               E                A
Loomis Sayles Global Bond Fund                        A                A
Loomis Sayles Inflation Protected Securities
  Fund                                                A                A
Loomis Sayles Small Cap Growth Fund                   E                C
Loomis Sayles Small Cap Value Fund                    E                E
Loomis Sayles Tax-Managed Equity Fund                 A                A
Loomis Sayles Value Fund                              D                A
Aggregate Dollar Range of Fund Shares in All          E                E
  Funds Overseen by Trustee in the Fund
  Complex
*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000

Independent Trustees:

Dollar Range           Graham T.   Charles D. Edward A.  Daniel M. Paul G.  Kenneth J. Richard  Sandra O. John A. Cynthia L.
of Fund Shares*       Allison, Jr.   Baker    Benjamin**   Cain    Chenault  Cowan**   Darman**   Moose    Shane    Walker
---------------       ------------ ---------- ---------- --------- -------- ---------- -------- --------- ------- ----------
Loomis Sayles
  Aggressive
  Growth Fund              A           A          A          A        A         B         A         A        A        A
Loomis Sayles Bond
  Fund                     A           A          A          A        A         B         A         A        A        A
Loomis Sayles
  Global Bond Fund         A           A          C          A        A         B         A         A        A        A
Loomis Sayles
  Inflation Protected
  Securities Fund          A           A          A          A        A         A         A         A        A        A
Loomis Sayles Small
  Cap Growth Fund          A           A          A          A        A         B         A         A        A        A
Loomis Sayles Small
  Cap Value Fund           A           A          C          A        C         B         A         A        A        A
Loomis Sayles
  Tax-Managed
  Equity Fund              A           A          A          A        A         B         A         A        A        A
Loomis Sayles Value
  Fund                     A           A          A          A        A         B         A         A        A        A
Aggregate Dollar
  Range of Fund
  Shares in All
  Funds Overseen
  by Trustee in the
  Fund Complex             E           A          E          E        E         E         E         E        E        A

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000
** Amounts include notional investments held through the deferred compensation plan.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

       Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

       During the fiscal year ended September 30, 2005 for, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund and Loomis Sayles Funds I. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the IXIS Advisor Funds Trust and Loomis Sayles Funds
Trusts:

                              Compensation Table
                For the Fiscal Year Ended September 30, 2005/1/

                                                 Pension or
                                                 Retirement
                        Aggregate    Aggregate    Benefits  Estimated     Total
                       Compensation Compensation Accrued as   Annual   Compensation
                       from Loomis  from Loomis   Part of    Benefits    from the
                       Sayles Funds Sayles Funds    Fund       Upon        Fund
                         Trust I*    Trust II**   Expenses  Retirement   Complex+
                       ------------ ------------ ---------- ---------- ------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.   $41,108      $26,635        $0         $0       $108,575
Charles D. Baker/1/      $ 8,919      $ 5,615        $0         $0       $ 22,625
Edward A. Benjamin       $39,914      $25,376        $0         $0       $105,025
Daniel M. Cain           $54,177      $34,190        $0         $0       $140,810
Kenneth J. Cowan         $55,371      $35,450        $0         $0       $144,360
Paul G. Chenault         $41,108      $26,635        $0         $0       $108,575
Richard Darman           $41,108      $26,635        $0         $0       $108,575
Sandra O. Moose          $36,242      $23,064        $0         $0       $ 95,900
John A. Shane            $41,108      $26,635        $0         $0       $108,575
Cynthia L. Walker/1/     $ 8,919      $ 5,615        $0         $0       $ 22,625
INDEPENDENT TRUSTEES
John T. Hailer           $     0      $     0        $0         $0       $      0
Robert J. Blanding       $     0      $     0        $0         $0       $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust I as of September 30, 2005 for the trustees is as follows: Allison ($189,748), Benjamin ($26,551), Cain ($50,407), Chenault ($9,163), Cowan ($35,211) and Darman
($67,636).

** Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2005 for the trustees is as follows: Allison ($319,808), Benjamin ($44,750), Cain ($84,957), Chenault ($15,444), Cowan ($59,346) and Darman
($113,996).

+ Total Compensation represents amounts paid during the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/1/ Mr. Baker and Ms. Walker were elected as trustees on June 2, 2005.

       The IXIS Advisor and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

       Code of Ethics. The Trusts, Loomis Sayles, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

       Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or IXIS Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2005 is available without charge (i) through the Funds' website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

       The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 18, 2006.*

       To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                                    Percentage of
Fund                           Shareholder and Address               shares held
----                           ------------------------------------ -------------
Loomis Sayles Bond Fund/1/

   Institutional Class Shares
                               Charles Schwab & Co Inc                   5.98%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               Charles Schwab & Co Inc                  40.00%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               National Financial Services Corp         11.06%
                               FEBO of
                               Its Customers
                               Attn: Mutual Funds Department, 5th
                               Floor
                               200 Liberty Street
                               One Financial Center
                               New York NY 10281-1003

                               Merrill Lynch Pierce Fenner & Smith      10.36%
                               Inc.
                               Merrill Lynch Financial Data
                               Services
                               Attn: Service Team
                               4800 Deer Lake Drive East, 3rd Floor
                               Jacksonville, FL 32246-6484

   Retail Class Shares
                               National Financial Services Corp for     24.98%
                               exclusive benefit of our customers
                               Attn Mutual Funds Department 5th Fl
                               200 Liberty St
                               One World Financial Center
                               New York, NY 10281-1003

                               Charles Schwab & Co Inc                  15.18%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

   Admin Class Shares
                               Merrill Lynch Pierce Fenner & Smith      19.07%
                               Inc.
                               For The Sole Ben Of Its Customers
                               Att Service Team
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville, FL 32246-6486

                                  Citigroup Institutional Trust Co.       7.64%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  400 Atrium Drive
                                  Somerset, NJ 08873-4162

                                  Nationwide Trust Co FSB                16.90%
                                  P.O. Box 182029
                                  Columbus, OH 43218-2029

                                  Reliance Trust Company for MetLife RP   9.31%
                                  2 Montgomery Street
                                  Jersey City, NJ 07302-3802

                                  Supplemental Income Plan Trust          6.47%
                                  P.O. Box 8338
                                  Boston, MA 02266-8338

Loomis Sayles Global Bond Fund/2/

   Institutional Class Shares
                                  Charles Schwab & Co Inc                28.86%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp For   16.37%
                                  Exclusive Benefit Of Our Customers*
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  Jones Day 401K Plan                     6.87%
                                  National City Bank TTEE
                                  Trust Mutual Funds
                                  P.O. Box 94984
                                  Cleveland, OH 44101-4984

   Retail Class Shares/5/
                                  Charles Schwab & Co Inc                46.81%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp For   21.45%
                                  Exclusive Benefit Of Our Customers
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

Loomis Sayles Small Cap Value Fund

   Institutional Class Shares
                                   Charles Schwab & Co Inc               15.22%
                                   Attn Mutual Fund Dept
                                   101 Montgomery St
                                   San Francisco, CA 94104-4122

                                   Wells Fargo Bank NA FBO                 6.2%
                                   WPS 401K Admin - Loomis Small Cap
                                   P.O. Box 1533
                                   Minneapolis, MN 55480-1533

                                   Westfield Contributory                 5.80%
                                   Retirement System
                                   59 Court Street
                                   P.O. Box 106
                                   Westfield, MA 01086-0106

                                   Citigroup Global Markets, Inc.         7.45%
                                   388 Greenwich Street
                                   New York, NY 10013-2375

                                   National Financial Services Corp       5.05%
                                   For Exclusive Benefit of Our
                                   Customers
                                   Attn: Mutual Funds Department, 5th
                                   Floor
                                   200 Liberty Street
                                   One World Financial Center
                                   New York, NY 10281-1003

   Retail Class Shares
                                   Charles Schwab & Co Inc               29.53%
                                   Attn Mutual Fund Dept
                                   101 Montgomery St
                                   San Francisco, CA 94104-4122

                                   MetLife Retirement Plans Group         6.40%
                                   Reliance Trust Co As Ttee for DCG
                                   2 Montgomery St
                                   Jersey City, NJ 07302-3802

                                   National Financial Services Corp For   9.39%
                                   Exclusive Benefit Of Our Customers*
                                   Attn Mutual Funds Department 5th Fl
                                   200 Liberty St
                                   One World Financial Center
                                   New York, NY 10281-1003

                                   Mercer Trust Company                   7.27%
                                   IDX Systems Corporation
                                   FBO IDX Systems Corporation
                                   DCPA Level 1 LOC 35
                                   Investors Way
                                   Norwood, MA 02062

                                  Fidelity Investments Institutional     10.71%
                                  Operations
                                  Co Inc (FIIOC) As Agent For Certain
                                  Employee Benefit Plans
                                  100 Magellan Way # KW1C
                                  Covington, KY 41015-1999

   Admin Class Shares
                                  Smith Barney Corp Trust Co Ttee        25.17%
                                  The Citistreet Retirement Group Trust
                                  Dtd 4/21/95 Attn Plan Valuation
                                  Two Tower Center Po Box 1063
                                  E. Brunswick, NJ 08816-1063

                                  New York Life Trust Company             7.00%
                                  Client Account
                                  169 Lackawanna Ave
                                  Parsippany, NJ 07054-1007

                                  Smith Barney Corp Trust Co Ttee         9.37%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  Two Tower Center Po Box 1063
                                  E. Brunswick, NJ 08816-1063

                                  Merrill Lynch Pierce Fenner & Smith     6.00%
                                  Inc.
                                  Merrill Lynch Financial Data Services
                                  Attn: Service Team
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Fidelity Investments Institutional      5.36%
                                  Operations
                                  Co Inc As Agent For Wood Group
                                  Petroleum Services 401(k) Plan 10355
                                  100 Magellan Way # KW1C
                                  Covington, KY 41015-1999

Loomis Sayles Inflation Protected
Securities Fund

   Institutional Class Shares/6/  Charles Schwab & Co. Inc.              31.73%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  Loomis Sayles Distributors, L.P.       13.12%
                                  Attn: Estelle Gevers
                                  One Financial Center
                                  Boston, MA 02111-2621

                                National Financial Services Corp For      6.68%
                                Exclusive Benefit of Our Customers
                                Attn Mutual Funds Department 5th Fl
                                200 Liberty St
                                One World Financial Center
                                New York, NY 10281-1003

                                Michigan Peer Review Organization          7.4%
                                22670 Haggerty Rd. Suite 100
                                Farmington Hills, MI 48335-2631

Loomis Sayles Aggressive Growth
Fund/3/

   Institutional Class Shares
                                Charles Schwab & Company Inc.            76.44%
                                Attn: Mutual Fund Department
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                State Street Bank & Trust Co              8.75%
                                Custodian for the IRA R/O FFBO
                                Edward P. Bliss
                                P.O. Box 729
                                38 Bullard St Sherborn, MA 01770-1435

   Retail Class Shares
                                Reliance Trust Company Directed Trustee   8.74%
                                for Metlife Defined Contribution Group
                                3384 Peachtree Rd Ne 9th Fl
                                Atlanta, GA 30326-1181

                                Charles Schwab & Co Inc                  11.08%
                                Attn Mutual Fund Dept
                                101 Montgomery St
                                San Francisco, CA 94104-4122

                                MetLife Retirement Plans Group           11.69%
                                Reliance Trust Co as Trustee for DCG
                                2 Montgomery Street
                                Jersey City, NJ 07302-3802

                                National Financial Services Corp for      7.62%
                                exclusive benefit of our customers
                                Attn Mutual Funds Department 5th Fl
                                200 Liberty St
                                One World Financial Center
                                New York, NY 10281-1003

                                State Street Bank & Trust                16.19%
                                Citistreet Corp
                                For the benefit of Core Market
                                Battery March Park III
                                Quincy, MA 02169

                               Chase Manhattan Bank                      13.12%
                               Directed Trustee for MetLife Defined
                               Contribution Group
                               4 New York Plaza, Floor 2
                               New York, NE 10004-2413

                               DCGT As Ttee an/or cuts. FBO Indus.       16.70%
                               International Inc. 401(k) Retirement Plan
                               Attn: NPIO Trade Desk
                               711 High Street
                               Des Moines, IA 50309-2732

Loomis Sayles Small Cap Growth
Fund/4/

   Institutional Class Shares  Charles Schwab & Co Inc                   51.23%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               YMCA of Greater Boston                      6.8%
                               316 Huntington Avenue
                               Boston, MA 02116-5019

                               Church Mutual                             19.21%
                               Insurance Company
                               3000 Schuster Lane
                               Merrill, WI 54452-3863

   Retail Class Shares
                               Reliance Trust Company                    20.76%
                               Directed Trust for MetLife Defined
                               Contribution Group
                               3384 Peachtree Road, NE 9th Floor
                               Atlanta, GA 30326-1181

                               MetLife Defined Contribution Group         5.00%
                               Attn: Adrienne Levis
                               2 Montgomery St, Fl 3
                               Jersey City, NJ 07302-3802

                               Vanguard Fiduciary Trust Company            9.1%
                               Loomis Sayles/Omnibus A/C
                               P.O. Box 2600, VM613
                               Attn: Outside Funds
                               Valley Forge, PA 19482-2600

                               Charles Schwab & Co Inc                   11.43%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122


                                 National Financial Services Corp FEBO of  10.21%
                                 Its Customers
                                 Attn: Mutual Funds Department, 5th Floor
                                 200 Liberty Street
                                 One Financial Center
                                 New York NY 10281-1003

                                 Chase Manhattan Bank TTEE                 14.99%
                                 MetLife Defined Contribution Group
                                 Attn: Cindy Chu
                                 770 Broadway, FL 10
                                 New York, NY 10003-9522

Loomis Sayles Value Fund/5/

   Institutional Class Shares
                                 Charles Schwab & Co Inc                   47.62%
                                 Attn Mutual Fund Dept
                                 101 Montgomery St
                                 San Francisco, CA 94104-4122

                                 Asbestos Workers Local                     6.09%
                                 #84 Pension Fund
                                 36 East Warner Rd
                                 Akron, OH 44319-1864

                                 YMCA Of Greater Boston                     5.69%
                                 316 Huntington Ave
                                 Boston, MA 02115-5019

Loomis Sayles Tax-Managed Equity
Fund/6/

   Institutional Class Shares
                                 Loomis Sayles Seed Account                26.90%
                                 Attn: Paul Sherba
                                 One Financial Center
                                 Boston, Ma 02111-2621

                                 National Financial Services Corp For      12.00%
                                 Exclusive Benefit Of Our Customers*
                                 Attn Mutual Funds Department 5th Fl
                                 200 Liberty St
                                 One World Financial Center
                                 New York, NY 10281-1003

                                 Southern California University of Health   7.24%
                                 Services - Midlin
                                 16200 Amber Valley Drive
                                 Whittier, CA 90604-4051

                                 Deborah C. Deford                        5.52%
                                 260 E. Hamilton Lane
                                 Battle Creek, MI 49015-4021

                                 Comerica Bank FBO Suburban Comm. Cor.    8.11%
                                 P.O. Box 75000
                                 Detroit, MI 48275-0001

/1/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 38.52% of the Loomis Sayles Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 37.64% of the Loomis Sayles Global Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/3/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 31.73% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles
Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/4/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 36.14% of the Loomis Sayles Aggressive Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 44.78% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/6/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 47.62% of the Loomis Sayles Value Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/7/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 26.90% of the Loomis Sayles Tax Managed Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership

       As of record on January 18, 2006, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds except that the officers and trustees of the Trusts owned beneficially 3.75% of the Loomis Sayles Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles

Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

       As of January 10, 2006, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 16.68% of the Loomis Sayles Aggressive Growth Fund, 0.37% of the Loomis Sayles Bond Fund, 0.56% of the Loomis Sayles Global Bond Fund, 25.90% of the Loomis Sayles Inflation Protected Securities Fund, 20.88% of the Loomis Sayles Small Cap Growth Fund, 2.12% of the Loomis Sayles Small Cap Value Fund and 21.23% of the Loomis Sayles Value Fund.

       As of January 10, 2006, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 11.93% of the Loomis Sayles Aggressive Growth Fund, 0.31% of the Loomis Sayles Bond Fund, 1.01% of the Loomis Sayles Global Bond Fund, 9.62% of the Loomis Sayles Small Cap Growth Fund, 1.31% of the Loomis Sayles Small Cap Value Fund and 23.85% of the Loomis Sayles Value Fund.

       The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Loomis Sayles is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

       Advisory Agreements. Each Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Funds for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Funds' assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                              Rate
----                                              -----------------------------
Loomis Sayles Aggressive Growth Fund              0.75%

Loomis Sayles Bond Fund*                          0.60% of the first $3 billion
                                                  0.50% thereafter

Loomis Sayles Global Bond Fund*                   0.60% of the first $1 billion
                                                  0.50% thereafter

Loomis Sayles Inflation Protected Securities Fund 0.25%

Loomis Sayles Small Cap Growth Fund               0.75%

Loomis Sayles Small Cap Value Fund                0.75%

Loomis Sayles Tax-Managed Equity Fund             0.50%

Loomis Sayles Value Fund                          0.50%

* Prior to July 1, 2005, the advisory fee was 0.60% of the average daily net assets for each of the Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund and 0.30% of the average daily net assets for the Inflation Protected Securities Fund.

       The Trusts pay all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent accountants and legal counsel for the Funds and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies.

       Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Funds' adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

       Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions for each Fund. These amounts include amounts paid by the Funds' predecessor, where applicable.

                                                      Fiscal Year Ended         Fiscal Year Ended         Fiscal Year Ended
                                                           9/30/03                   9/30/04                   9/30/05
                                                  ------------------------  ------------------------  ------------------------
                                                  Advisory Fees Fee Waivers Advisory Fees Fee Waivers Advisory Fees Fee Waivers
                                                  ------------- ----------- ------------- ----------- ------------- -----------
Loomis Sayles Aggressive Growth Fund               $  337,398   $   58,548*  $   411,607   $ 95,630*   $   385,975  $  116,730*

Loomis Sayles Bond Fund                            $9,652,233           --   $14,085,400   $950,102*   $19,971,293  $1,367,265*

Loomis Sayles Global Bond Fund                     $  545,611   $    1,135*  $ 2,575,612   $211,372*   $ 6,360,185  $  755,546*

Loomis Sayles Inflation Protected Securities Fund  $   36,178   $36,178/1/   $    24,619   $ 24,619    $    26,236  $   26,236

Loomis Sayles Small Cap Growth Fund                $  457,282   $   78,790*  $   333,595   $130,564*   $   168,258  $  151,644*

Loomis Sayles Small Cap Value                      $2,963,448   $   32,640*  $ 4,147,405   $185,229*   $ 4,818,972  $  225,273*

Loomis Sayles Tax Managed Equity Fund              $   43,721   $   43,721*  $    18,372   $ 18,372*   $    39,124  $   39,124*

Loomis Sayles Value Fund                           $  181,735   $   26,518   $   191,851   $ 29,514    $   175,567  $   26,275

* In addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

/1/ For the fiscal years ended September 30, 2003 and September 30, 2004, and in addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

       The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005.

                                                     Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Fund                                                      9/30/03           9/30/04           9/30/05
----                                                 ----------------- ----------------- -----------------
Loomis Sayles Aggressive Growth Fund                     $ 50,398           $    --           $    --
Loomis Sayles Bond Fund                                  $519,835           $ 7,345                --
Loomis Sayles Global Bond Fund                           $ 42,108           $ 9,441                --
Loomis Sayles Inflation Protected Securities Fund/1/
Loomis Sayles Small Cap Growth Fund                      $ 43,777                --                --
Loomis Sayles Small Cap Value Fund                       $150,597                --                --
Loomis Sayles Tax-Managed Equity Fund                    $ 58,198           $82,308           $67,847

/1/ For the fiscal year ended 9/30/03, in addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $57,765 for the Loomis Sayles Inflation Protected Securities Fund.

       Loomis Sayles has given a binding undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles for a period of one-year from the date shown, and will be reevaluated on an annual basis.

Fund                                         Expense Limit  Date of Undertaking
----                                         -------------  -------------------
Loomis Sayles Aggressive Growth Fund                         February 1, 2006
   Institutional Class                                1.00%
   Retail Class                                       1.25%

Loomis Sayles Bond Fund                                      February 1, 2006
   Institutional Class                                0.75%
   Retail Class                                       1.00%
   Admin Class                                        1.25%

Loomis Sayles Global Bond Fund                               February 1, 2006
   Institutional Class                                0.75%
   Retail Class                                       1.00%

Loomis Sayles Inflation Protected
  Securities Fund                                            February 1, 2006
   Institutional Class                                0.40%

Loomis Sayles Small Cap Growth Fund                          February 1, 2006
   Institutional Class                                1.00%
   Retail Class                                       1.25%

Loomis Sayles Small Cap Value Fund                           February 1, 2006
   Institutional Class                                0.90%
   Retail Class                                       1.15%
   Admin Class                                        1.40%

Loomis Sayles Tax-Managed Equity Fund                        February 1, 2006
   Institutional Class                                0.65%

Loomis Sayles Value Fund
   Institutional Class                                0.85%  February 1, 2006

       In addition to serving as investment adviser to certain series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

       Distribution Agreements and Rule 12b-1 Plans. Under agreements with the Trusts, the Distributor, 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") served as principal underwriter of the Funds. IXIS Asset Management North America, L.P. owns the entire limited partnership interest in each of Distributor and the Loomis Sayles Distributors. Under the Distribution Agreements, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying their shares under state and federal securities laws and distributing the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

       The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the relevant Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

       As described in their Prospectuses, the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

       Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of a Fund requires approval by the shareholders of such Class of that Fund. The Trusts' trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

       The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant Fund (or relevant class, in the case of the Plans).

       The following table provides information on the amount of fees paid by the Funds under these Plans during the past three fiscal years ended on September 30 of the year shown.*

Fund Class                                           2003     2004      2005
----------                                         -------- -------- ----------
Loomis Sayles Aggressive Growth Fund**
   Retail Class                                    $ 67,644 $ 74,093 $   64,455
   Admin Class                                     $  3,322      N/A        N/A
Loomis Sayles Bond Fund
   Retail Class                                    $242,058 $529,511 $1,098,667
   Admin Class                                     $ 22,972 $ 92,222 $  227,210
Loomis Sayles Global Bond Fund
   Retail Class                                    $ 78,812 $610,714 $1,549,625
Loomis Sayles Small Cap Growth Fund**                       $ 54,892
   Retail Class                                    $ 75,371          $   17,147
   Admin Class                                     $  1,379      N/A        N/A

Loomis Sayles Small Cap Value Fund
   Retail Class                                      $276,443 $423,988 $519,186
   Admin Class                                       $ 72,109 $261,292 $325,226
Loomis Sayles Value Fund
   Institutional                                            -        -        -

* For the fiscal year ended September 30, 2004, fees received by the Distributor in connection with the Plans were paid as compensation to broker-dealers. The Distributor assumed that role on July 1, 2003. Amounts in the table include amounts paid by the Funds' predecessor.

** Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.

       Other Services. IXIS Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) the various registrations and filings required by various regulatory authorities.

       Prior to July 1, 2003, Loomis Sayles performed these same services for the Trusts, pursuant to separate administrative services agreements with each Trust. On July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Services, an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004.

       Prior to July 1, 2003, pursuant to the Administrative Services Agreement between each Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                                       Period from October
                                                         1, 2002 through
                                                          June 30, 2003
                                                       -------------------
     Loomis Sayles Aggressive Growth Fund                         $ 11,146
     Loomis Sayles Bond Fund                                      $403,882
     Loomis Sayles Global Bond Fund                               $ 22,508
     Loomis Sayles Inflation Protected Securities Fund            $  3,269
     Loomis Sayles Small Cap Growth Fund                          $ 18,191
     Loomis Sayles Small Cap Value Fund                           $ 98,750
     Loomis Sayles Tax-Managed Equity Fund                        $  2,326
     Loomis Sayles Value Fund                                     $  9,163

       For the period July 1, 2003 through September 30, 2004, the fiscal year ended September 30, 2004 and the period October 1, 2004 through December 31, 2004, pursuant to the administrative services agreement between IXIS Services and the Trusts, IXIS Services was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                  Period From July 1,                      Period From
                                        2003 to       Fiscal Year Ended October 1, 2004 to
                                  September 30, 2003   Sept. 30, 2004   December 31, 2004
                                  ------------------- ----------------- ------------------
Loomis Sayles Aggressive Growth
  Fund                                       $  4,451        $   36,011           $  8,568
Loomis Sayles Bond Fund                      $159,044        $1,540,403           $465,140
Loomis Sayles Global Bond Fund               $  9,240        $  281,673           $131,326
Loomis Sayles Inflation
  Protected Securities Fund                  $  1,070        $    5,385           $  1,184
Loomis Sayles Small Cap Growth
  Fund                                       $  5,592        $   29,186           $  5,022
Loomis Sayles Small Cap Value
  Fund                                       $ 39,523        $  362,854           $ 99,788
Loomis Sayles Tax-Managed Equity
  Fund                                       $    692        $    2,411           $    996
Loomis Sayles Value Fund                     $  3,556        $   25,178           $  5,466

       For the period January 1, 2005 through September 30, 2005, pursuant to the administrative services agreement between IXIS Advisors and the Trusts, IXIS Advisors was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                                  January 1, 2005 to
                                                  September 30, 2005
                                                  ------------------
Loomis Sayles Aggressive Growth Fund                      $   24,942
Loomis Sayles Bond Fund                                   $1,725,352
Loomis Sayles Global Bond Fund                            $  565,202
Loomis Sayles Inflation Protected Securities Fund         $    4,769
Loomis Sayles Small Cap Growth Fund                       $    9,586
Loomis Sayles Small Cap Value Fund                        $  318,595
Loomis Sayles Tax-Managed Equity Fund                     $    4,099
Loomis Sayles Value Fund                                  $   17,398

       Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

       Transfer Agency Services. Pursuant to a contract between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. Prior to October 1, 2005, IXIS Services served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, IXIS Services received the following fees from the Funds:

                               Period From February 1,
                                       2003 to         Fiscal Year Ended  Fiscal Year Ended
                                 September 30, 2003*   September 30, 2004 September 30, 2005
                               ----------------------- ------------------ ------------------
Loomis Sayles Aggressive
  Growth Fund                                 $ 16,773           $ 30,000           $ 31,000
Loomis Sayles Bond Fund                       $430,696           $620,929           $652,677
Loomis Sayles Global Bond Fund                $ 26,676           $111,641           $199,313
Loomis Sayles Inflation
  Protected Securities Fund                   $ 11,600           $ 12,000           $ 18,876
Loomis Sayles Small Cap
  Growth Fund                                 $ 16,142           $ 30,000           $ 31,000
Loomis Sayles Small Cap Value
  Fund                                        $106,618           $145,305           $ 98,289
Loomis Sayles Tax-Managed
  Equity Fund                                 $  8,161           $ 15,000           $ 15,500
Loomis Sayles Value Fund                      $ 12,447           $ 15,000           $ 15,500

* Prior to February 1, 2003, Boston Financial Data Services served as transfer and shareholder servicing agent for the Funds.

       Independent Registered Public Accounting Firm. The Trusts' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation.

       Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Funds managed other accounts in addition to managing the Funds. The following table provides information on the other accounts managed by each Portfolio Manager.

                            Registered Investment    Other Pooled Investment
                                  Companies                 Vehicles               Other Accounts
                          ------------------------- ------------------------- -------------------------
                             Other     Advisory fee    Other     Advisory fee    Other     Advisory fee
                            Accounts   is based on    Accounts   is based on    Accounts   is based on
                            Managed    performance    Managed    performance    Managed    performance
                          ------------ ------------ ------------ ------------ ------------ ------------
                          # of  Total  # of  Total  # of  Total  # of  Total  # of  Total  # of  Total
Name of Portfolio Manager Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets
------------------------- ----- ------ ----- ------ ----- ------ ----- ------ ----- ------ ----- ------
Arthur Barry                    $   37
                            1      mil   0     $0     0    $  0    0    $  0    11  $2 mil   0    $  0
Kenneth M. Buntrock             $1,277                     $815         $119        $2,503        $248
                            2      mil   0     $0    11     mil    1     mil    45     mil   1     mil
Mark F. Burns                   $  371                                              $   13
                            4      mil   0     $0     0    $  0    0    $  0     8     mil   0    $  0
James Carroll                   $   79                                              $  193
                            2      mil   0     $0     0    $  0    0    $  0    11     mil   0    $  0
Philip C. Fine                  $  371                                              $   30
                            4      mil   0     $0     0    $  0    0    $  0    13     mil   0    $  0
Daniel Fuss                     $7,953                     $202                     $8,966        $731
                           12      mil   0     $0     4     mil    0    $  0    85     mil   3     mil
Kathleen Gaffney                $5,975                                              $4,064
                            4      mil   0     $0     0    $  0    0    $  0    42     mil   0    $  0
Joseph R. Gatz                  $1,365                                              $  843
                            4      mil   0     $0     0    $  0    0    $  0    24     mil   1    $  8
John Hyll                       $  227                                              $6,660
                            4      mil   0     $0     0    $  0    0    $  0    48     mil   0    $  0
Warren Koontz                   $   88                                              $  631
                            3      mil   0     $0     0    $  0    0    $  0    36     mil   0    $  0
David Rolley                    $1,286
                            3      mil   0     $0     0    $  0    0    $  0    17  $    3   0    $  0
Clifton Rowe                    $  219                                              $1,441
                            3      mil   0     $0     0    $  0    0    $  0    46     mil   0    $  0
Mark Shank                                                                          $  451
                            1   $9 mil   0     $0     0    $  0    0    $  0   194     mil   0    $  0
John Slavik                     $  371                                              $   13
                            4      mil   0     $0     0    $  0    0    $  0    15     mil   0    $  0
David G. Sowerby                                                                    $  555
                            1   $9 mil   0     $0     0    $  0    0    $  0   154     mil   0    $  0
Daniel G. Thelen                $1,365                                              $  143
                            4      mil   0     $0     0    $  0    0    $  0    22     mil   0    $  0

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements," which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

       While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for each equity fund is noted in the table below:

    FUND                                     MANAGER BENCHMARK
    ----                                     -----------------
    Loomis Sayles Small Cap Value Fund       Russell 2000 Value Index
    Loomis Sayles Aggressive Growth Fund     Russell Mid Cap Growth Index
    Loomis Sayles Small Cap Growth Fund      Russell 2000 Growth Index
    Loomis Sayles Tax-Managed Equity Fund    S&P 500 Index
    Loomis Sayles Value Fund                 Russell 1000 Value Index

       Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Fixed Income Managers

       While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

 FUND                                     MANAGER BENCHMARK
 ----                                     -----------------
 Loomis Sayles Bond Fund                  Lehman Government/Credit Index
 Loomis Sayles Global Bond Fund           Lehman Global Aggregate Index
                                          Citigroup World Government Bond Index
 Loomis Sayles Inflation Protected        Lehman U.S. Treasury Inflation
 Securities Fund                          Protected Index

       The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

General

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
..   upon retirement a participant will receive a multi-year payout for his or her vested units;
..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

Name of Portfolio                                       Dollar Range of Equity
Manager                 Fund(s) Managed                 Securities Invested*
-----------------       ---------------                 --------------------
Arthur Barry            Loomis Sayles Value Fund                  B

Kenneth M. Buntrock     Loomis Sayles Global Bond Fund            E

Mark F. Burns           Loomis Sayles Small Cap Growth            B
                          Fund

James Carroll           Loomis Sayles Value Fund                  A

Philip C. Fine          Loomis Sayles Aggressive                  E
                          Growth Fund

Daniel Fuss             Loomis Sayles Bond Fund                   G

Kathleen Gaffney        Loomis Sayles Bond Fund                   E

Joseph R. Gatz          Loomis Sayles Small Cap Value             E
                          Fund

John Hyll               Loomis Sayles Inflation                   A
                          Protected Securities Fund

Warren Koontz           Loomis Sayles Value Fund                  E

David Rolley            Loomis Sayles Global Bond Fund            E

Clifton Rowe            Loomis Sayles Inflation                   A
                          Protected Securities Fund

Mark Shank              Loomis Sayles Tax-Managed                 E
                          Equity Fund

John Slavik             Loomis Sayles Small Cap Growth            B
                          Fund

David G. Sowerby        Loomis Sayles Tax-Managed                 B
                          Equity Fund

Daniel G. Thelen        Loomis Sayles Small Cap Value             E
                          Fund

* A. None               E. $100,001 - $500,000
  B. $1 - 10,000        F. $500,001 - $1,000,000
  C. $10,001 - $50,000  G. over $1,000,000
  D. $50,001 - $100,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the IXIS Advisor Funds.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds (the "Funds") and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

       Loomis Sayles has organized its business into three investment groups: the Fixed-income Group, the Equity Group and the Investment Counseling Group. The Fixed-income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities
of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution,
(e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "Soft Dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

Brokerage Commissions

       The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Fund's predecessor. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to Soft Dollar arrangements.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                      (1) Aggregate Brokerage (2) Directed  (3) Commissions on
Fund                                        Commissions       Transactions Directed Transactions
----                                  ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund               $  369,013 $109,695,580              $184,507
Loomis Sayles Small Cap Growth Fund                $  551,320 $129,625,300              $275,660
Loomis Sayles Small Cap Value Fund                 $1,369,782 $293,376,153              $684,891
Loomis Sayles Tax-Managed Equity Fund              $   35,314 $ 18,163,225              $ 17,657
Loomis Sayles Value Fund                           $   76,905 $ 20,008,398              $ 38,452

                     FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                       (1) Aggregate Brokerage (2) Directed  (3) Commissions on
Fund                                         Commissions       Transactions Directed Transactions
----                                   ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund                $  382,567 $157,495,095              $191,283
Loomis Sayles Small Cap Growth Fund                 $  367,010 $107,414,232              $183,505
Loomis Sayles Small Cap Value Fund                  $1,454,967 $366,846,933              $727,483
Loomis Sayles Tax-Managed Equity Fund*              $    3,438 $  2,193,971              $  1,719
Loomis Sayles Value Fund                            $   54,794 $ 19,823,452              $ 27,397

* Brokerage commissions for the Loomis Sayles Tax-Managed Equity Fund decreased from fiscal year 2003 to 2004 due to a decrease in portfolio turnover.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                                              (2) Directed
                                      (1) Aggregate Brokerage  Brokerage    (3) Commissions on
Fund                                        Commission         Commission  Directed Transactions
----                                  ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund               $  320,623 $146,643,510              $160,311
Loomis Sayles Small Cap Growth Fund                $  190,326 $ 59,287,795              $ 95,163
Loomis Sayles Small Cap Value Fund                 $1,419,229 $379,562,810              $709,615
Loomis Sayles Tax-Managed Equity Fund              $    6,620 $  4,636,634              $  3,310
Loomis Sayles Value Fund                           $   36,175 $ 13,257,810              $ 18,087

Regular Broker-Dealers

       The table below presents information regarding the securities of the Funds' regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2005.

                                                            Aggregate Value of Securities
                                                              of each Regular Broker or
                                                                       Dealer
Fund                                  Regular Broker-Dealer (or its Parent) held by Fund
----                                  --------------------- -----------------------------
Loomis Sayles Tax-Managed Equity Fund
                                      Goldman Sachs Group                        $303,950
                                      Citigroup                                  $200,288
Loomis Sayles Value Fund
                                      JP Morgan Chase & Co.                      $908,476
                                      Merrill Lynch & Co.                        $598,162
                                      Bank of America                            $434,683
                                      Citigroup                                  $960,472

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

       Subject to procedures adopted by the Board of Trustees of the Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

       Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions.

       To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

       It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUSTS

       Each Declaration of Trust permits the Trust's trustees to issue an unlimited number of full and fractional shares of each series (each, a "Fund"). Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       Shares of each Fund (other than the Loomis Sayles Tax-Managed Equity Fund and the Loomis Sayles Value Fund), are currently divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares.

       The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Trust. Any general expenses of the relevant Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

       Each Declaration of Trust also permits the Trusts' Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes of shares with such dividend preferences and other rights as the trustees may designate. Each Trusts' Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "Fund").

       Each Declaration of Trust provides for the perpetual existence of the Trust. The Trusts or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or any Fund upon written notice to its shareholders.

Voting Rights

       Shareholders of the Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights

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

on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts' independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts' registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

       Each Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross

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negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of each Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts' shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each
Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

                               HOW TO BUY SHARES

       The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

                                  REDEMPTIONS

       The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file.

       If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 1-800-633-3330. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

       In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Account Options Form, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Account Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Whenever the Account Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

       Shares purchased by check or through ACH may not be available immediately for redemption. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

       The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was

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deposited within ten calendar days prior to the redemption request (unless the
Fund is aware that the check has cleared).

       Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period.

Redemption Fee Policy

(Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund only)

       Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds on or before the two month anniversary of their acquisition (including acquisition by exchange). For example, if the shares were purchased on January 10th, the first day the shares could be redeemed or exchanged without a redemption fee is March 11th (or, if the New York Stock Exchange (NYSE) is closed for trading on that day, the next business day). The time periods described above may vary slightly if the month of the redemption has fewer days that the month of purchase. For example, if the shares were purchased on December 31st, the first day that the shares could be redeemed or exchanged without a redemption fee is March 1st (or, if the NYSE is closed for trading on that day, the next business day). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

       The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. The Funds currently do not impose a redemption fee on a redemption of:

       . shares acquired by reinvestment of dividends or distributions of a Fund; or

       . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

       .   shares redeemed as part of a systematic withdrawal plan.

       The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time share must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

       The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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

Other

       The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Open Accounts

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

       The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

       The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

       A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

       Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" for certain information as to federal income taxes.

Systematic Withdrawal Plan (Loomis Sayles Inflation Protected Securities Fund
ONLY)

       A Systematic Withdrawal Plan, referred to in the relevant Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

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       Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

       Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" for certain information regarding federal income taxes.

Exchange Privilege

       Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares or for Class A shares of IXIS Advisor Cash Management Trust, a money market fund advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares or for Class A shares of IXIS Advisor Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for any IXIS Advisor Fund that offers Class Y shares or for Class A shares of the IXIS Advisor Cash Management Trust.

       Exchanges may be effected by (1) making a telephone request by calling 1-800-633-3330, provided that a special authorization form is on file with the Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

       An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See "Redemption Fee Policy" above.

Individual Retirement Accounts ("IRAs")

       IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

       Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Conversion Rights

       In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

       You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A

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conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

       In order to convert shares, you must complete the Cross Share Exchange Form and send it to the following address:

Regular Mail                        Overnight Mail
------------                        --------------
Loomis Sayles Funds                 Loomis Sayles Funds
P.O. Box 219594                     330 West 9th Street
Kansas City, MO 64121-9594          KansapPs City, MO 64105-1514

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

                                NET ASSET VALUE

       The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

       The total net asset value or "NAV" of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

       Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

       Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

                                     TAXES

In General

       As described in the Prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

       Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to IXIS Advisor Funds. In order for a change to be in effect for any dividend or distribution, it must be received by IXIS Advisor Funds on or before the record date for such dividend or distribution.

       If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

       Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets

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is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

       So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

       For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

       Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

       Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend -paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock

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

of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities or REITs is not eligible for treatment as qualified dividend income.

       In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

       If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

       The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Passive Foreign Investment Companies

       Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, a Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. A Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

                                      75

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Foreign Taxes

       Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. A Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Foreign Currency Transactions

       Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

       A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

       Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of such Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities issued or purchased at a discount

       A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Real Estate Investment Trusts

       A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

       Under current law, the Funds serve to "block" (that is, prevent that attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could utilize UBTI by virtue of its investment in a Fund if either: (1) the Fund

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invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Backup Withholding

       Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

       In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 ("2004 Act"), effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the

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year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) a Fund's shares will nevertheless not constitute USRPIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the five-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Other Tax Matters

       Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

       The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

       If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

       Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Inflation Protected Securities Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

       Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

       At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

       Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of

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

the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

       The financial statements, financial highlights and report of the Independent Registered Public Accounting Firm included in the Funds' annual reports dated September 30, 2005, are also incorporated by reference to such Reports. The Funds' annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available on-line at the SEC's website at www.sec.gov.

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                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

       The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

       Corporate and Municipal Bond Ratings

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

       Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

       Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

       Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

       Issue Credit Rating Definitions

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

       Investment-grade

       AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

       C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

       r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

       The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Commercial Paper Rating Definitions

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

..   For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

..   For issuers and performing obligations, default is a real possibility.
    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

..   For issuers and performing obligations, default of some kind appears probable.

..   For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

..   For issuers and performing obligations, default is imminent.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;--the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or--the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS I

  .   Loomis Sayles Securitized Asset Fund

       This Statement of Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Loomis Sayles Securitized Asset Fund (the "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles Securitized Asset Fund Prospectus dated February 1, 2006, as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, or by calling Loomis Sayles Funds at 1-800-343-2029.

                               TABLE OF CONTENTS

 THE TRUST.................................................................   3
 INVESTMENT STRATEGIES AND RISKS...........................................   3
    Investment Restrictions................................................   3
    Investment Strategies..................................................   4
 PORTFOLIO HOLDINGS........................................................  15
 MANAGEMENT OF THE FUND....................................................  16
 PRINCIPAL HOLDERS.........................................................  23
 INVESTMENT ADVISORY AND OTHER SERVICES....................................  26
 PORTFOLIO MANAGEMENT INFORMATION..........................................  29
 PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  31
 DESCRIPTION OF THE TRUST..................................................  33
    Voting Rights..........................................................  33
    Shareholder and Trustee Liability......................................  34
    Purchases and Redemptions..............................................  35
    Net Asset Value........................................................  35
 DISTRIBUTIONS AND TAXES...................................................  36
 FINANCIAL STATEMENTS......................................................  40
 APPENDIX A................................................................ A-1

                                   THE TRUST

       Loomis Sayles Funds I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series. Loomis Sayles Securitized Asset Fund is a non-diversified series of the Trust.

                        INVESTMENT STRATEGIES AND RISKS

       The investment policies of the Fund set forth in its Prospectus and in this Statement of Additional Information ("SAI") may be changed by the Trust's Board of Trustees without shareholder approval, except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

       The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Securitized Asset Fund may not:

*(1) Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. For purposes of this restriction, the Fund takes the position that mortgage-related and other asset-backed securities do not represent investments in any industry or group of industries. As a result of this, the Fund may invest more than 25% of its net assets in mortgage-related securities;

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

+*(3)  Borrow money, except to the extent permitted under the 1940 Act;

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

(9) Invest less than 80% of its net assets (plus any borrowings for investment purposes) in securitized assets, such as mortgage-backed and other asset-backed securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

       For Restriction (1), the Fund does not reserve the right to concentrate in any industry. If, in the future, mortgage-related securities and other asset-backed securities are considered to represent any particular industry or industries, the Fund reserves the freedom of action to concentrate in such an industry or industries.

       Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

       In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that Loomis, Sayles & Company, L.P. ("Loomis Sayles") has determined to be liquid under procedures approved by the Board of Trustees.

Investment Strategies

Fund                        Securities                Practices
----                        ----------                ---------
Securitized Asset Fund      Debt Securities           Temporary Defensive
                            Mortgage-Backed           Strategies
                            Securities, Asset Backed  Repurchase Agreements
                            Securities, Investment    Dollar Rolls
                            Grade Securities

Adjustable Rate Mortgage Securities ("ARMs")

       The Fund may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

       Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure, discussed below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

       The Fund's investment policies govern the amount of total assets that the Fund may invest in issuers in the same industry. If the Fund is required to treat certain asset-backed securities as issuers in the same industry, its ability to invest in some securities that it might otherwise purchase may be restricted. Similarly, if an asset-backed security is considered to be issued by the financial institution sponsoring the security, or by the assets (such as auto loan receivables) underlying the asset-backed security, the Fund may be limited by its investment policies or other legal or tax considerations in the amount that it may invest in such securities.

Collateralized Mortgage Obligations

       A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

Debt Securities

       The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

       Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

       Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Fluctuations in the value of the Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Illiquid Securities

       Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

       The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Investment-Grade Debt Securities

       The Fund may invest in investment grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P"), Fitch Investor Services, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to Appendix A in the Prospectus.

Lower-Quality Debt Securities

       The Fund may invest in lower-quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower-quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower-quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower-quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower-quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to Appendix A in the Prospectus.

Money Market Instruments

       The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

       Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Mortgage-Backed Securities

       Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

       The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios or mortgage pass-through securities issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage loans underlying a mortgage-related security may in turn by insured or guaranteed by the Federal Housing Administration ("FHA")or the Veteran's Association ("VA"). In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages. For more information, please see the section "U.S. Government Securities".

Pay-in-kind Securities

       The Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step-Coupon Securities

       The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Stripped Mortgage Backed Securities

       Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

       The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Structured Notes

       The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

U.S. Government Securities

       U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the GNMA. FHLMC, FNMA, FHA, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

       U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

       U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

       "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the FHA or the Farmer's Home Administration or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

       "Fannie Maes" - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

       "Freddie Macs" - The FHLMC is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

       Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

       Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See "Distributions and Taxes" below.

       In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

       The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher-yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

When-Issued Securities

       A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at a particular time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

Zero Coupon Securities

       Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Options and Futures

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

       Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

       A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

       When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

       Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

       The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

       In accordance with Commodity Futures Trading Commission Rule 4.5, if the Fund engages in futures transactions, including without limitation futures and options on futures, it will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

       The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

       The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

       The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments.

Portfolio Turnover

       The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

       Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

Repurchase Agreements

       Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements

       The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

       Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

Securities Lending

       The Fund may lend from its total assets in the form of its portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by Loomis Sayles) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

       These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading

       The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Defensive Strategies

       The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its objectives.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments and high quality debt securities.

                              PORTFOLIO HOLDINGS

       The Fund has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. The portfolio holdings information will generally be made available on the Fund's website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

       The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Fund:

   (1) Disclosure of portfolio holdings posted on the Fund's website provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, their principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings provided the next business day);

   (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the fund, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

       With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund's semi-annual financial statements, quarterly Form N-Q filing and other related items. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

       In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE FUND

       The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

       The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this SAI, the term "Independent Trustee" means those trustees who are not "interested persons," as defined in the 1940 Act, and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this SAI, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

       Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                                 Number of Portfolios
                          Position(s) Held with                                    in Fund Complex
                          the Trust, Length of           Principal                 Overseen*** and
                             Time Served and        Occupation(s) During         Other Directorships
 Name and Date of Birth      Term of Office*           Past 5 Years**                    Held
 ----------------------   --------------------- ----------------------------- --------------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.    Trustee, since 2003   Douglas Dillon Professor      38; Director, Taubman
(3/23/40)                                       and Director of the Belfer    Centers, Inc. (real estate
                          Contract Review and   Center of Science and         investment trust)
                          Governance Committee  International Affairs, John
                          Member                F. Kennedy School of
                                                Government, Harvard
                                                University

Charles D. Baker          Trustee, since 2005   President and Chief Executive 38; None
(11/13/56)                                      Officer, Harvard Pilgrim
                          Contract Review and   Health Care (health plan)
                          Governance Committee
                          Member
Edward A. Benjamin        Trustee, since 2002   Retired                       38; Director, Precision
(5/30/38)                                                                     Optics Corporation (optics
                          Contract Review and                                 manufacturer)
                          Governance Committee
                          Member

                           Position(s) Held with                                    Number of Portfolios in
                           the Trust, Length of                Principal                  Fund Complex
                              Time Served and             Occupation(s) During          Overseen*** and
Name and Date of Birth        Term of Office*                Past 5 Years**         Other Directorships Held
---------------------- ------------------------------ ----------------------------- ------------------------
Daniel M. Cain         Trustee, since 2003;           President and Chief Executive 38; Director, Sheridan
(2/24/45)                                             Officer, Cain Brothers &      Healthcare, Inc.
                       Chairman of the Audit          Company, Incorporated         (physician practice
                       Committee                      (investment banking)          management)


Paul G. Chenault       Trustee, since 2000            Retired; Trustee, First       38; Director, Mailco
(9/12/33)                                             Variable Life (variable life  Office Products, Inc.
                       Contract Review and            insurance)                    (mailing equipment)
                       Governance Committee
                       Member

Kenneth J. Cowan       Trustee, since 2003            Retired                       38; None
(4/5/32)
                       Chairman of the Contract
                       Review and Governance
                       Committee

Richard Darman         Trustee, since 2003            Partner, The Carlyle Group    38; Director and
(5/10/43)                                             (investments); formerly,      Chairman of the Board of
                       Contract Review and            Professor, John F. Kennedy    Directors, AES
                       Governance Committee           School of Government,         Corporation
                       Member                         Harvard University            (international power
                                                                                    company)


Sandra O. Moose        Trustee, since 2003            President, Strategic Advisory 38; Director, Verizon
(2/17/42)                                             Services (management          Communications;
                       Chairperson of the Board,      consulting); formerly, Senior Director, Rohm and Haas
                       since 2005                     Vice President and Director,  Company (specialty
                                                      The Boston Consulting Group,  chemicals); Director,
                       Ex officio member of the Audit Inc. (management consulting)  AES Corporation
                       Committee and Contract
                       Review and Governance
                       Committee

John A. Shane          Trustee, since 2003            President, Palmer Service     38; Director, Gensym
(2/22/33)                                             Corporation (venture capital  Corporation (software
                       Audit Committee Member         organization)                 and technology services
                                                                                    provider); Director and
                                                                                    Chairman of the Board,
                                                                                    Abt Associates Inc.
                                                                                    (research and consulting
                                                                                    firm)

Cynthia L. Walker      Trustee, since 2005            Executive Dean for            38; None
(7/25/56)                                             Administration (formerly,
                       Audit Committee Member         Dean for Finance & CFO),
                                                      Harvard Medical School

                           Position(s) Held with                                    Number of Portfolios in
                           the Trust, Length of                Principal                  Fund Complex
                              Time Served and             Occupation(s) During          Overseen*** and
Name and Date of Birth        Term of Office*                Past 5 Years**         Other Directorships Held
---------------------- ----------------------------- ------------------------------ ------------------------
INTERESTED
TRUSTEES
----------
Robert J. Blanding/1/  Trustee, since 2002           President, Chairman, Director          38; None
(4/14/47)                                            and Chief Executive Officer,
555 California         President and Chief Executive Loomis, Sayles & Company,
Street                 Officer of Loomis Sayles      L.P.; Chief Executive Officer,
San Francisco, CA      Funds I                       Loomis Sayles Funds II
94104

John T. Hailer/2/      Trustee, since 2003           President and Chief Executive          38; None
(11/23/60)                                           Officer, IXIS Asset
                       Executive Vice President of   Management Advisors L.P.
                       Loomis Sayles Funds I, since  and IXIS Asset Management
                       2003                          Distributors, L.P.; President
                                                     and Chief Executive Officer of
                                                     IXIS Advisor Funds Trust I,
                                                     IXIS Advisor Funds Trust II,
                                                     IXIS Advisor Funds Trust III,
                                                     IXIS Advisor Funds Trust IV,
                                                     IXIS Advisor Cash
                                                     Management Trust and AEW
                                                     Real Estate Income Fund;
                                                     President of Loomis Sayles
                                                     Funds II

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), President and Chief Executive Officer of IXIS Advisors and the Distributor.

                           Position(s) Held with                                     Number of Portfolios in
                           the Trust, Length of                 Principal                  Fund Complex
                              Time Served and              Occupation(s) During          Overseen*** and
Name and Date of Birth        Term of Office*                 Past 5 Years**         Other Directorships Held
---------------------- ------------------------------ ------------------------------ ------------------------
OFFICERS
--------
Coleen Downs Dinneen   Secretary, Clerk and Chief     Senior Vice President, General      Not Applicable
(12/16/60)             Legal Officer, since 2004      Counsel, Secretary and Clerk
                                                      (formerly, Deputy General
                                                      Counsel, Assistant Secretary
                                                      and Assistant Clerk) IXIS
                                                      Asset Management
                                                      Distribution Corporation, IXIS
                                                      Asset Management
                                                      Distributors, L.P. and IXIS
                                                      Asset Management Advisors,
                                                      L.P.

Michael C. Kardok      Treasurer, Principal Financial Senior Vice President, IXIS         Not Applicable
(7/17/59)              and Accounting Officer, since  Asset Management Advisors,
                       2004                           L.P. and IXIS Asset
                                                      Management Distributors, L.P.
                                                      ; formerly, Senior Director,
                                                      PFPC Inc.; formerly, Vice
                                                      President - Division Manager,
                                                      First Data Investor Services,
                                                      Inc.

Max J. Mahoney         Anti-Money Laundering          Senior Vice President, Deputy       Not Applicable
(5/1/62)               Officer and Assistant          General Counsel, Assistant
                       Secretary, since 2005          Secretary and Assistant Clerk,
                                                      IXIS Asset Management
                                                      Distribution Corporation, IXIS
                                                      Asset Management
                                                      Distributors, L.P. and IXIS
                                                      Asset Management Advisors,
                                                      L.P.; Chief Compliance
                                                      Officer, IXIS Asset
                                                      Management Advisors, L.P. ;
                                                      formerly, Senior Counsel,
                                                      MetLife, Inc.; formerly,
                                                      Associate Counsel, LPL
                                                      Financial Services, Inc.


John E. Pelletier      Chief Operating Officer, since Executive Vice President and        Not Applicable
(6/24/64)              2004                           Chief Operating Officer
                                                      (formerly Senior Vice
                                                      President, General Counsel,
                                                      Secretary and Clerk), IXIS
                                                      Asset Management
                                                      Distributors, L.P. and IXIS
                                                      Asset Management Advisors,
                                                      L.P.; Executive Vice President
                                                      and Chief Operating Officer
                                                      (formerly, Senior Vice
                                                      President, General Counsel,
                                                      Secretary and Clerk), IXIS
                                                      Asset Management
                                                      Distribution Corporation;
                                                      Executive Vice President,
                                                      Chief Operating Officer and
                                                      Director (formerly President,
                                                      Chief Operating Officer and,
                                                      Director) IXIS Asset
                                                      Management Services
                                                      Company


                         Position(s) Held with                                  Number of Portfolios in
                         the Trust, Length of              Principal                  Fund Complex
                            Time Served and           Occupation(s) During          Overseen*** and
Name and Date of Birth      Term of Office*              Past 5 Years**         Other Directorships Held
---------------------- ------------------------- ------------------------------ ------------------------
Daniel J. Fuss         Executive Vice President, Vice Chairman and Director,         Not Applicable
(9/27/33)              since 2003                Loomis Sayles & Company,
One Financial Center                             L.P.; Prior to 2002, President
Boston, MA 02111                                 and Trustee of Loomis Sayles
                                                 Funds II

Kristin Vigneaux       Chief Compliance Officer, Chief Compliance Officer for        Not Applicable
(9/25/69)              since 2004                Mutual Funds, IXIS Asset
                                                 Management Distributors, L.P.
                                                 and IXIS Asset Management
                                                 Advisors, L.P ; formerly, Vice
                                                 President, IXIS Asset
                                                 Management Services
                                                 Company


* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Mr. Fuss is an officer of the Loomis Sayles Funds Trusts only. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.

Standing Board Committees

       The Trustees have delegated certain authority to the two standing committees of the Trust: the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

       The current membership of each committee is as follows:

Audit Committee                Contract Review and Governance Committee
---------------                ---------------------------------------------
Daniel M. Cain - Chairman      Kenneth J. Cowan - Chairman
John A. Shane                  Graham T. Allison, Jr.
Cynthia L. Walker              Charles D. Baker
                               Edward A. Benjamin
                               Paul G. Chenault
                               Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

   Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

   During the fiscal year ended September 30, 2005 for the Trust, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the IXIS Advisor Funds Trusts and Loomis Sayles Funds II

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2005

                                                 Pension or        Estimated   Total Compensation
                                Aggregate    Retirement Benefits    Annual       From the Fund
Name of Person,                Compensation  Accrued as Part of  Benefits Upon     Complex/3/
Position                       from Trust/1/  Trust Expenses/2/   Retirement    Paid to Trustee
---------------                ------------  ------------------- ------------- ------------------
Independent Trustees
--------------------
Graham T. Allison, Jr.              $41,108                   $0            $0           $108,575
Charles D. Baker/4/                 $ 8,919                   $0            $0           $ 22,625
Edward A. Benjamin                  $39,914                   $0            $0           $105,025
Daniel M. Cain                      $54,178                   $0            $0           $140,810
Paul G. Chenault                    $41,108                   $0            $0           $108,575
Kenneth J. Cowan                    $55,371                   $0            $0           $144,360
Richard Darman                      $41,108                   $0            $0           $108,575
Sandra O. Moose                     $36,242                   $0            $0           $ 95,900
John A. Shane                       $41,108                   $0            $0           $108,575
Cynthia L. Walker/4/                $ 8,919                   $0            $0           $ 22,625

Interested Trustees
-------------------
Robert J. Blanding                  $     0                   $0            $0           $      0
John T. Hailer                      $     0                   $0            $0           $      0

/1/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2005 for the Trustees is as follows: Allison ($189,748), Benjamin ($26,551), Cain ($50,407), Chenault ($9,163) Cowan ($35,211) and Darman ($67,636).

/2/ The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more series of the Trust selected by the Trustee on the normal payment date for such fees.

/3/ Total Compensation represents amounts paid for the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/4/ Mr. Baker and Ms. Walker were elected at Trustees on June 2, 2005.

       The IXIS Advisor and Loomis Sayles Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date of such fees.

Fund Securities Owned by the Trustees

       As of December 31, 2005, the trustees had the following ownership in the
Funds:

Independent Trustees:

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000

                                                 Graham T.   Charles D. Edward A.  Daniel M. Paul G.
Dollar Range of Fund Shares*                   Allison,Jr.**   Baker    Benjamin**  Cain**   Chenault
----------------------------                   ------------- ---------- ---------- --------- --------

Loomis Sayles Securitized Asset Fund                 A           A          A          A        A

Aggregate Dollar Range of Fund Shares in Funds       E           A          E          E        E
Overseen by Trustee in the Fund Complex

**  Amounts include amounts held through the deferred compensation plan.

                                               Kenneth J. Richard  Sandra O. John A. Cynthia L.
Dollar Range of Fund Shares*                    Cowan**   Darman**   Moose    Shane    Walker
----------------------------                   ---------- -------- --------- ------- ----------

Loomis Sayles Securitized Asset Fund               A         A         A        A        A

Aggregate Dollar Range of Fund Shares in Funds     E         E         E        E        A
Overseen by Trustee in the Fund Complex

**  Amounts include amounts held through the deferred compensation plan.

Interested Trustees:

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000

Dollar Range of Fund Shares*                                                            Robert J. Blanding John T. Hailer*
----------------------------                                                            ------------------ ---------------
Loomis Sayles Securitized Asset Fund                                                            A                 A
Aggregate Dollar Range of Fund Shares in Funds Overseen by Trustee in the Fund Complex:         E                 E

                               PRINCIPAL HOLDERS

       The Fund's registration statement was declared effective on July 1, 2005. The Fund has not commenced investment operations as of the date of this SAI and, as of the date of this SAI, there were no outstanding shares of the Fund.

       Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

       Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Fund's investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of the Fund by considering those factors that affect the value of the securities.

The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against." The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or IXIS Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and fund for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee ("Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Fund voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2005 is available (i) through the Fund's website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

Board Approval of the Existing Advisory Agreement

       The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement of the Fund will be reviewed each year by the Board of Trustees to determine whether the agreement should be continued for an additional one-year period. Continuation of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

       In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Fund, and
(iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles' results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Fund's shares,
(4) the procedures employed to determine the value of the Fund's assets,
(5) the allocation of the Fund's brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) expense arrangements agreed to by Loomis Sayles.

       The Board of Trustees initially approved the advisory agreement at its meeting held on March 11, 2005. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

  . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

  . whether other funds advised by Loomis Sayles have operated in accordance with their investment objectives and their record of compliance with their investment restrictions.

  . the nature, quality, cost and extent of administrative services performed by Loomis Sayles for other funds under the existing advisory agreements and under separate agreements covering administrative services and to be performed by Loomis Sayles for the Fund under the advisory agreement and a separate agreement covering administrative services.

  . the fact that no fees are payable under the advisory agreement but that Loomis Sayles may benefit from its relationship with the sponsors of "wrap" programs for which the Fund is an investment option. For these purposes, the Trustees also took into account so-called "fallout benefits" to Loomis Sayles, such as the reputational value derived from serving as investment adviser to the Fund and the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions.

  .   the fact that Loomis Sayles will bear most of the Fund's expenses.

  . the expected level of Loomis Sayles' profits in respect of the management of the Fund.

  . whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

       Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the advisory agreement should be approved.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Advisory Agreement. Under the advisory agreement with the Fund, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent accountants retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

       The advisory agreement provides that Loomis Sayles will not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. See the Prospectus and the applicable wrap program brochure for more information. Similarly, Loomis Sayles receives an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.

       The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

       The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

       The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       In addition to serving as investment adviser to the Fund and each other series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds II, and adviser or sub-adviser to certain series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and IXIS Advisor Funds Trust III, each a registered open-end management investment company. Loomis Sayles also serves as sub-adviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Fund

       Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolio as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds
          (the "Funds") and Other Investments Managed by the Adviser

       Loomis Sayles has organized its business into three investment groups:
The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

       Distribution Agreement. Pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 , an affiliate of Loomis Sayles, serves as the general distributor of shares of the Fund. Under the Distribution

Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

       The Distribution Agreement was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

       The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

       The Distribution Agreement will continue in effect for successive one-year periods with respect to the Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

       Administration Services. IXIS Advisors performs certain accounting and administrative services for the Trust, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. For these services, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay IXIS Advisors for services to the Fund under this agreement.

       Transfer Agency Services. Prior to July 1, 2003, Loomis Sayles performed these same services for the Trust, pursuant to an administrative services agreements with the Trust. On July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Services, an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004. Loomis Sayles (without reimbursement from the Trust or Fund) paid for all services provided to the Fund under these agreements.

       Pursuant to a contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. Loomis Sayles has agreed to pay (without reimbursement from the Trust or Fund) fees to Boston Financial for services to the Fund under this agreement.

       Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts 02111, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

       Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation.

       Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                                                           Other Pooled Investment
                          Registered Investment Companies         Vehicles                 Other Accounts
            -             ------------------------------- ------------------------- ---------------------------------
                                           Advisory fee      Other     Advisory fee                   Advisory fee is
                          Other Accounts   is based on      Accounts   is based on  Other Accounts        based on
                             Managed       performance      Managed    performance     Managed           performance
                          ---------------- -------------- ------------ ------------ -------------- ------------------
                          # of    Total    # of   Total   # of  Total  # of  Total  # of   Total   # of     Total
Name of Portfolio Manager Accts   Assets   Accts  Assets  Accts Assets Accts Assets Accts  Assets  Accts    Assets
------------------------- -----  --------  -----  ------  ----- ------ ----- ------ ----- -------- -----    --------
       Cliff Rowe                $  218.7                                                 $   1.44
                            3     million    0      $0      0     $0     0     $0    46    billion   0     $      0
       Craig Smith                                                                        $   2.06         $  110.1
                            0    $      0    0      $0      0     $0     0     $0    56    billion   1      million

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

       While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark (the Lehman Brothers Securitized Index) and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

..   upon retirement a participant will receive a multi-year payout for his or her vested units;

..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO MANAGERS' OWNERSHIP OF FUND SHARES

As of September 30, 2005, the Portfolio Managers had the following ownership in the Fund:

 Name of
 Portfolio                     Fund(s)                 Dollar Range of Equity
 Manager                       Managed                  Securities Invested*
 -------         ------------------------------------ ------------------------
 Cliff Rowe      Loomis Sayles Securitized Asset Fund                        A
 Craig Smith     Loomis Sayles Securitized Asset Fund                        A

*A.None
B. $1 -10,000
C. $10,001 - $50,000
D. $50,001 -$100,000
E. over $100,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the IXIS Advisor Funds. As of the date of this SAI, the Fund has not commenced operations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network ("ECN"), Alternative Trading System ("ATS"), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction,
(d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

                           DESCRIPTION OF THE TRUST

       The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each series represents an equal proportionate interest in such series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. The shares of each series do not have any preemptive rights. Upon termination of any series, whether pursuant to liquidation of the Trust or otherwise, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

       The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

       The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any series upon written notice to the shareholders.

Voting Rights

       Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Fund.

Shareholder and Trustee Liability

       Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the series of the Trust of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of property of the series for all loss and expense of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Purchases and Redemptions

       Shares of the Fund are offered exclusively to institutional clients of Loomis Sayles in the discretion of Loomis Sayles and to "wrap fee" programs approved by IXIS Advisors. Approved investors may purchase and redeem Fund shares at the Fund's net asset value without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see "General Information--How to Purchase Shares" and "General Information--How to Redeem Shares" in the Fund's Prospectus.

       The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

       A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distributions and Taxes below."

       A purchase order received by Boston Financial, the Fund's transfer agent, prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a day when the Fund is open for business, will be effected at that day's net asset value. With respect to purchases of shares by institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for shares) for purchase orders received by Boston Financial is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see "General Information - How to Redeem Shares" in the Fund's prospectus.

Net Asset Value

       The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

       The total net asset value of the Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fund may price its shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

       Because of fair value pricing, as described in the prospectus, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of a security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

       Trading in some of the portfolio securities of the Fund may takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value may not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

       The per share net asset value of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value. The public offering price of the Fund is the next-determined net asset value.

                            DISTRIBUTIONS AND TAXES

       In General. As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

       Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

       Taxation of the Fund. The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and
(iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

       So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

       Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

       Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

       Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities or real estate investment trusts ("REITs") is not eligible for treatment as qualified dividend income.

       In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

       Return of Capital Distributions. If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

       Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

       Foreign Taxes. Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of a Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

       Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       Financial Products. The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

       Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

       Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. The Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

       Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       Tax-Exempt Shareholders. Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could utilize UBTI by virtue of its investment in a Fund if either: (1) a Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REIMCs"); or (2) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

       Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

       Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 ("2004 Act"), effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. The Fund does not intend to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

       Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

       Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

       The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for an exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

       If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                             FINANCIAL STATEMENTS

Because the Fund had not commenced investment operations as of September 30, 2005, the financial statements for the Fund have not been included in this SAI.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

       Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

       Corporate and Municipal Bond Ratings

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are subject to substantial credit risk.

       B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. These bonds are considered speculative and are subject to higher credit risk.

       Caa: Bonds which are rated Caa are of poor standing. Such issues are subject to very high credit risk.

       Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default with some prospect of recovery of principal and interest.

       C: Bonds which are rated C are the lowest rated class of bonds and are typically in default, and issues so rated can be regarded as having extremely poor prospects of recovery of principal and interest.

       Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

       Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

       Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

       Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

       Issue Credit Rating Definitions

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

       Investment-Grade

       AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Speculative Grade

       Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

       C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       CI: The rating CI is reserved for income bonds on which no interest is being paid.

       D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

       r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Commercial Paper Rating Definitions

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

..   For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC
..   For issuers and performing obligations, default is a real possibility.
    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC
..   For issuers and performing obligations, default of some kind appears probable.
..   For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
..   For issuers and performing obligations, default is imminent.
..   For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

-failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;--the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or--the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
'NR' indicates that Fitch Ratings does not rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS I
  .   Loomis Sayles Fixed Income Fund
  .   Loomis Sayles Institutional High Income Fund
  .   Loomis Sayles Intermediate Duration Fixed Income Fund
  .   Loomis Sayles Investment Grade Fixed Income Fund

       This Statement of Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the series of Loomis Sayles Funds I listed above (collectively the "Funds", with each series being known as a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles Institutional Funds Prospectus dated February 1, 2006, as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling Loomis Sayles Funds at 1-800-633-3330 or by visiting www.loomissayles.com.

       The Funds' financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement of Additional information. Each Fund's annual and semi-annual report contains additional performance information and is available upon request and without charge by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

                                                                 M-LSLISAI-0206

                               TABLE OF CONTENTS

THE TRUST..................................................................  3
INVESTMENT STRATEGIES AND RISKS............................................  3
INVESTMENT RESTRICTIONS....................................................  3
INVESTMENT STRATEGIES......................................................  5
TEMPORARY DEFENSIVE STRATEGIES............................................. 23
PORTFOLIO TURNOVER......................................................... 23
PORTFOLIO HOLDINGS......................................................... 24
MANAGEMENT OF THE TRUST.................................................... 25
PRINCIPAL HOLDERS.......................................................... 35
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 39
PORTFOLIO MANAGEMENT INFORMATION........................................... 45
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 48
DESCRIPTION OF THE TRUST................................................... 51
   Voting Rights........................................................... 51
   Shareholder and Trustee Liability....................................... 52
   How to Buy Shares....................................................... 53
   Redemptions............................................................. 53
   Net Asset Value......................................................... 54
SHAREHOLDER SERVICES....................................................... 55
   Open Accounts........................................................... 55
   Exchange Privilege...................................................... 55
   Individual Retirement Accounts.......................................... 56
DISTRIBUTIONS AND TAXES.................................................... 56
FINANCIAL STATEMENTS....................................................... 61
PERFORMANCE INFORMATION.................................................... 61
APPENDIX A................................................................. 62

                                   THE TRUST

       Loomis Sayles Funds I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series.

       The Loomis Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 17, 1995. The Loomis Sayles Institutional High Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on June 5, 1996. The Loomis Sayles Intermediate Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 28, 1998. The Loomis Sayles Investment Grade Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on July 1, 1994.

                        INVESTMENT STRATEGIES AND RISKS

       The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that (1) the investment objective of each Fund as set forth in its Prospectus and (2) any policy (of the Funds) explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Funds(and those marked with an asterisk are fundamental policies of each of the Funds):

Each Fund will not:

       *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor
(ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

       *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

       *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

       *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

       (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

       The Funds intend, based on the views of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

       Although authorized to invest in restricted securities, the Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

       For purposes of the foregoing restrictions, the Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without providing 60 days' notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

       Loomis Sayles Fixed Income Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities.

       Loomis Sayles Intermediate Duration Fixed Income Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities.

       Loomis Sayles Investment Grade Fixed Income Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowing made for investment purposes) in investment grade fixed income securities.

INVESTMENT STRATEGIES

       The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund's primary strategies are detailed in its Prospectus. The list of securities under each category below is not intended to be an exclusive list of securities for investment. Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Fund               Securities                    Practices
----               ----------                    ---------
Fixed Income Fund  Debt Securities Investment    Temporary Defensive Strategies
                   Grade Bonds, Corporate        Repurchase Agreements
                   Securities, Convertible       Swap Contracts
                   Securities, U.S. Government   Illiquid Securities
                   Securities, Lower Quality     Futures Contracts
                   Debt Securities, Preferred    Options
                   Stock, Zero- Coupon
                   Securities, Rule 144A
                   Securities, Mortgage-Backed
                   Securities, Stripped
                   Mortgage Backed Securities,
                   Asset Backed Securities,
                   Real Estate Investment
                   Trusts, When-Issued
                   Securities, Commercial Paper
                   Collateralized Mortgage
                   Obligations,
                   Foreign Securities (Emerging
                   Markets, Currency Hedging
                   Transactions, Supranational
                   Entities)

Institutional High Debt Securities Lower         Temporary Defensive Strategies
Income Fund        Quality Debt Securities,      Repurchase Agreements
                   Corporate Securities,         Swap Contracts
                   Convertible Securities, U.S.  Illiquid Securities
                   Government Securities,        Futures Contracts
                   Zero-Coupon Securities, Rule  Options
                   144A Securities,
                   Mortgage-Backed Securities,
                   Stripped Mortgage Backed
                   Securities, Asset Backed
                   Securities, Real Estate
                   Investment Trusts,
                   When-Issued Securities,
                   Commercial Paper
                   Collaterlized Mortgage
                   Obligations,
                   Foreign Securities (Emerging
                   Markets, Currency Hedging
                   Transactions, Supranational
                   Entities)

Intermediate       Debt Securities Investment    Temporary Defensive Strategies
Duration Fixed     Grade Bonds, Corporate        Futures Contracts
Income Fund        Bonds, Convertible
                   Securities, U.S. Government
                   Securities, Zero-Coupon
                   Securities, Rule 144A
                   Securities, Mortgage-Backed
                   Securities, Asset Backed
                   Securities, Real Estate
                   Investment Trusts,
                   When-Issued Securities,
                   Mortgage Related Securities
                   (including dollar rolls)
                   Foreign Securities (Emerging
                   Markets, Supranational
                   Entities)

Fund                   Securities                Practices
----                   ----------                ---------
Investment Grade Fixed Debt Securities           Temporary Defensive Strategies
Income Fund            Investment Grade Bonds,   Futures Contracts
                       Corporate Bonds, U.S.
                       Government Securities,
                       Lower Quality Debt
                       Securities, Zero-Coupon
                       Securities, Rule 144A
                       Securities,
                       Mortgage-Backed
                       Securities, Real Estate
                       Investment Trusts,
                       When-Issued Securities,
                       Collateralized Mortgage
                       Obligations, Mortgage
                       Related Securities
                       (including dollar rolls)
                       Foreign Securities
                       (Emerging Markets,
                       Supranational Entities)

Adjustable Rate Mortgage Security ("ARM")

       An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

       Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligation

       A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

Common Stocks and Other Equity Securities

       Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Convertible Securities

       Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Depositary Receipts

       Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Emerging Markets

       Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Fixed Income Securities

       Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

       Investment Grade Fixed Income Securities To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

       Lower Rated Fixed Income Securities A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

       Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower rated fixed income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

       For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

       Because investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investment in securities of certain other issuers may involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

       If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

       Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

       The Funds generally will not enter into forward contracts with a term of greater than one year.

       The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

       Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Foreign Currency Hedging Transactions

       Certain Funds may engage in currency hedging transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund 's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by a Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts," "Options" and "Swap Contracts" below.

Foreign Securities

       Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

Illiquid Securities

       Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

       Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings

       Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Investment-Grade Debt Securities

       Certain Funds may invest in investment-grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P"), Moody's Investor's Service, Inc. ("Moody's") OR Fitch Investor Services, Inc. ("Fitch") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

       Certain Funds may invest may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts and related underlying securities or securities loan agreements. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Interests in privately offered investment pools of swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Lower Quality Debt Securities

       Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Fitch, or Ba or lower by Moody's (and comparable unrated securities) are of below "investment-grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of such market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to the Statement's Appendix A.

Money Market Instruments

       A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

       Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Mortgage-Backed Securities Risk

       Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed income securities when interest rates decline because of the risk of prepayments.

Mortgage Dollar Rolls

       Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Obligations of Supranational Entities

       Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Options and Futures

       Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

       Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration.

Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

       A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

       When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

       Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

       The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

       In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

       Certain Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

       The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

       The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

Pay-in-Kind Securities

       Certain Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

       Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund's net asset value.

       While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as

Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

       The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

       Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

       Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Real Estate Investment Trusts

       Real Estate Investment Trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

       Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

       A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or generally, for treatment as qualified dividend income.

Repurchase Agreements

       Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities

       Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

       Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

       Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

Short-Term Trading

       The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

       Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Step Coupon Securities

       Certain Funds may invest in step coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

Stripped Mortgage-Backed Securities

       Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs", respectively). The yield to maturity of an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

       The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

"Stripped" Securities

       Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes

       Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

       Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

       Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Swap Transactions

       A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities.

Tax Exempt Securities

       Certain Funds may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax.

       The ability of the Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

       Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

       There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

       The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

       The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but a Fund's adviser will consider such an event as part of its normal, ongoing review of all a Fund's portfolio securities.

       Securities in which a Funds may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund's Tax Exempt Securities in the same manner.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of a Fund's portfolios could be materially affected, in which event such a Fund would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

       All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

       U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

       U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

       U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

       "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

       "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

       "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

       Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

       The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is larger, under certain market conditions each Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. government securities.

Warrants

       Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

When-Issued Securities

       A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

Zero Coupon Securities

       Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

TEMPORARY DEFENSIVE STRATEGIES

       The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent the Funds from achieving their goals.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

RATINGS AGENCIES

       Ratings agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Appendix A lists the major ratings agencies and their rating categories. Ratings agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In evaluating the quality of a security, whether rated or unrated, Loomis Sayles will normally consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and the relative values based on anticipated cash flow, interest and asset coverage and earnings prospects. Loomis Sayles will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and financial markets. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

PORTFOLIO TURNOVER

       A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover may generate higher levels of taxable gains and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal year ended September 30, 2005 was significantly lower for the Loomis Sayles Institutional High Income Fund due to a reallocation to the emerging market sector that occurred within the Fund during the fiscal year ending 2004 and a subsequent decline in such reallocations during 2005. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

       Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund.

PORTFOLIO HOLDINGS

       The Funds have adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, full portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. A list of the Funds' top 10 holdings will generally be available on a monthly basis within 5 days of month-end. The portfolio holdings information will generally be made available on the Funds' website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

   (1) Disclosure of portfolio holdings posted on the Funds' website provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings provided the next business day);

   (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds' adviser (portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of the Funds' adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

       With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semi-annual financial statements, quarterly Form N-Q filing and other related items. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

       In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Funds or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE TRUST

       The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

       The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

       Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                              Number of Portfolios
                          Position(s) Held with                                 in Fund Complex
                          the Trust, Length of           Principal              Overseen*** and
                             Time Served and        Occupation(s) During      Other Directorships
Name and Date of Birth       Term of Office*           Past 5 Years**                Held
----------------------    --------------------- ----------------------------  --------------------
INDEPENDENT
TRUSTEES
-----------
Graham T. Allison, Jr.    Trustee, since 2003   Douglas Dillon Professor and  38; Director,
(3/23/40)                                       Director of the Belfer        Taubman Centers,
                          Contract Review and   Center of Science and         Inc. (real estate
                          Governance            International Affairs, John   investment trust)
                          Committee Member      F. Kennedy School of
                                                Government, Harvard
                                                University

Charles D. Baker          Trustee, since 2005   President and Chief           38; None
(11/13/56)                                      Executive Officer, Harvard
                          Contract Review and   Pilgrim Health Care (health
                          Governance            plan)
                          Committee Member


Edward A. Benjamin        Trustee, since 2002   Retired                       38;Director,
(5/30/38)                                                                     Precision Optics
                          Contract Review and                                 Corporation (optics
                          Governance                                          manufacturer)
                          Committee Member


Daniel M. Cain            Trustee, since 2003;  President and Chief           38; Director,
(2/24/45)                                       Executive Officer, Cain       Sheridan
                          Chairman of the       Brothers & Company,           Healthcare, Inc.
                          Audit Committee       Incorporated (investment      (physician practice
                                                banking)                      management)


                                                                              Number of Portfolios
                          Position(s) Held with                                 in Fund Complex
                          the Trust, Length of           Principal              Overseen*** and
                             Time Served and        Occupation(s) During      Other Directorships
Name and Date of Birth       Term of Office*           Past 5 Years**                Held
----------------------    --------------------- ----------------------------  --------------------
Paul G. Chenault          Trustee, since 2000   Retired; Trustee, First       38; Director,
(9/12/33)                                       Variable Life (variable life  Mailco Office
                          Contract Review and   insurance)                    Products, Inc.
                          Governance                                          (mailing equipment)
                          Committee Member


Kenneth J. Cowan          Trustee, since 2003;  Retired                       38; None
(4/5/32)
                          Chairman of the
                          Contract Review and
                          Governance Committee

Richard Darman            Trustee, since 2003   Partner, The Carlyle Group    38; Director and
(5/10/43)                                       (investments); formerly,      Chairman of the
                          Contract Review and   Professor, John F. Kennedy    Board of Directors,
                          Governance            School of Government,         AES Corporation
                          Committee Member      Harvard University            (international
                                                                              power company)

Sandra O. Moose           Trustee, since 2003   President, Strategic          38; Director,
(2/17/42)                                       Advisory Services             Verizon
                          Chairperson of the    (management consulting);      Communications;
                          Board, since 2005     formerly, Senior Vice         Director, Rohm and
                          Ex officio member     President and Director, The   Haas Company
                          of the Audit          Boston Consulting Group,      (specialty
                          Committee and         Inc. (management consulting)  chemicals);
                          Contract Review and                                 Director, AES
                          Governance Committee                                Corporation




John A. Shane             Trustee, since 2003   President, Palmer Service     38; Director,
(2/22/33)                                       Corporation (venture capital  Gensym Corporation
                          Audit Committee       organization)                 (software and
                          Member                                              technology services
                                                                              provider); Director
                                                                              and Chairman of the
                                                                              Board, Abt
                                                                              Associates Inc.
                                                                              (research and
                                                                              consulting firm)

Cynthia L. Walker         Trustee, since 2005   Executive Dean for            38; None
(7/25/56)                                       Administration (formerly,
                          Audit Committee       Dean for Finance & CFO),
                          Member                Harvard Medical School


                                                                              Number of Portfolios
                          Position(s) Held with                                 in Fund Complex
                          the Trust, Length of           Principal              Overseen*** and
                             Time Served and        Occupation(s) During      Other Directorships
Name and Date of Birth       Term of Office*           Past 5 Years**                Held
----------------------    --------------------- ----------------------------  --------------------
INTERESTED
TRUSTEES
----------
Robert J. Blanding/1/      Trustee, since 2002  President, Chairman,          38; None
(4/14/47)                                       Director and Chief Executive
555 California Street      President and Chief  Officer, Loomis, Sayles &
San Francisco, CA 94104    Executive Officer    Company, L.P.;
                           of Loomis Sayles
                           Funds I

John T. Hailer/2/          Trustee, since 2003  President and Chief           38; None
(11/23/60)                                      Executive Officer, IXIS
                           Executive Vice       Asset Management Advisors,
                           President of Loomis  L.P. and IXIS Asset
                           Sayles Funds I,      Management Distributors,
                           since 2003           L.P.; President and Chief
                                                Executive Officer of IXIS
                                                Advisor Funds Trust I, IXIS
                                                Advisor Funds Trust II, IXIS
                                                Advisor Funds Trust III,
                                                IXIS Advisor Funds Trust IV,
                                                IXIS Advisor Cash Management
                                                Trust and AEW Real Estate
                                                Income Fund; President of
                                                Loomis Sayles Funds II




* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), President and Chief Executive Officer of IXIS Advisors and the Distributor.

                                                                              Number of Portfolios
                          Position(s) Held with                                 in Fund Complex
                          the Trust, Length of           Principal              Overseen*** and
                          Time Served and Term      Occupation(s) During      Other Directorships
Name and Date of Birth         of Office*              Past 5 Years**                Held
----------------------    --------------------- ----------------------------  --------------------
OFFICERS
--------
Coleen Downs Dinneen       Secretary, Clerk     Senior Vice President,        Not Applicable
(12/16/60)                 and Chief Legal      General Counsel, Secretary
                           Officer, since 2004  and Clerk (formerly, Deputy
                                                General Counsel, Assistant
                                                Secretary and Assistant
                                                Clerk) IXIS Asset Management
                                                Distribution Corporation,
                                                IXIS Asset Management
                                                Distributors, L.P. and IXIS
                                                Asset Management Advisors,
                                                L.P.


Michael C. Kardok          Treasurer,           Senior Vice President, IXIS   Not Applicable
(7/17/59)                  Principal Financial  Asset Management Advisors,
                           and Accounting       L.P. and IXIS Asset
                           Officer, since 2004  Management Distributors,
                                                L.P. ; formerly, Senior
                                                Director, PFPC Inc.;
                                                formerly, Vice President -
                                                Division Manager, First Data
                                                Investor Services, Inc.


Max J. Mahoney             Anti-Money           Senior Vice President,        Not Applicable
(5/1/62)                   Laundering Officer   Deputy General Counsel,
                           and Assistant        Assistant Secretary and
                           Secretary, since     Assistant Clerk, IXIS Asset
                           2005                 Management Distribution
                                                Corporation, IXIS Asset
                                                Management Distributors,
                                                L.P. and IXIS Asset
                                                Management Advisors, L.P.;
                                                Chief Compliance Officer,
                                                IXIS Asset Management
                                                Advisors, L.P. ; formerly,
                                                Senior Counsel, MetLife,
                                                Inc.; formerly, Associate
                                                Counsel, LPL Financial
                                                Services, Inc.


                                                                              Number of Portfolios
                          Position(s) Held with                                 in Fund Complex
                          the Trust, Length of           Principal              Overseen*** and
                             Time Served and        Occupation(s) During      Other Directorships
Name and Date of Birth       Term of Office*           Past 5 Years**                Held
----------------------    --------------------- ----------------------------  --------------------
John E. Pelletier          Chief Operating      Executive Vice President and  Not Applicable
(6/24/64)                  Officer, since 2004  Chief Operating Officer
                                                (formerly, Senior Vice
                                                President and General
                                                Counsel, Secretary and
                                                Clerk), IXIS Asset
                                                Management Distributors,
                                                L.P. and IXIS Asset
                                                Management Advisors, L.P.;
                                                Executive Vice President and
                                                Chief Operation Officer
                                                (formerly, Senior Vice
                                                President, General Counsel,
                                                Secretary and Clerk), IXIS
                                                Asset Management
                                                Distribution Corporation;
                                                Executive Vice President,
                                                Chief Operating Officer and
                                                Director (formerly
                                                President, Chief Operating
                                                Officer and Director) IXIS
                                                Asset Management Services
                                                Company

Daniel J. Fuss             Executive Vice       Vice Chairman and Director,   Not Applicable
(9/27/33)                  President, since     Loomis Sayles & Company,
One Financial Center       2003                 L.P.; Prior to 2002,
Boston, MA 02111                                President and Trustee of
                                                Loomis Sayles Funds II


Kristin Vigneaux           Chief Compliance     Chief Compliance Officer for  Not Applicable
(9/25/69)                  Officer, since 2004  Mutual Funds, IXIS Asset
                                                Management Distributors,
                                                L.P. and IXIS Asset
                                                Management Advisors, L.P ;
                                                formerly, Vice President,
                                                IXIS Asset Management
                                                Services Company

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.

Standing Board Committees

       The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

       The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder,
(ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and
(viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

       The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain - Chairman Kenneth J. Cowan - Chairman
       John A. Shane             Graham T. Allison, Jr.
       Cynthia L. Walker         Charles D. Baker
                                 Edward A. Benjamin
                                 Paul G. Chenault
                                 Richard Darman

       As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

       Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

       During the fiscal year ended September 30, 2005 for the Trust, the trustees of the Trust received the amounts set forth in the following table for serving as trustee of the Trust and also for serving as trustees of the IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust Loomis Sayles Funds II and AEW Real Estate Income Fund. The table also sets forth, as applicable, pension or retirement benefits accrued as past fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by the Trusts:

Fund Securities Owned by the Trustees

       As of December 31, 2005, the trustees had the following ownership in the
Funds:

Independent Trustees:

                           Graham T.
 Dollar Range of Fund      Allison,  Charles D. Edward A.  Daniel M.  Paul G.
 Shares*                     Jr.**     Baker    Benjamin**  Cain**   Chenault**
 --------------------      --------- ---------- ---------- --------- ----------
 Loomis Sayles Fixed           A         A          A          A         A
   Income Fund
 Loomis Sayles                 A         A          A          A         A
   Institutional High
   Income Fund
 Loomis Sayles                 A         A          A          A         A
   Intermediate Duration
   Fixed Income Fund
 Loomis Sayles Investment      A         A          A          A         A
   Grade Fixed Income Fund
 Aggregate Dollar Range        E         A          E          E         E
   of Fund Shares in
   Funds Overseen by
   Trustee in the Fund
   Complex

                               Kenneth J. Richard  Sandra O. John A. Cynthia L.
Dollar Range of Fund Shares*    Cowan**   Darman**  Moose**  Shane**   Walker
----------------------------   ---------- -------- --------- ------- ----------
Loomis Sayles Fixed Income         C         A         A        A        A
  Fund
Loomis Sayles Institutional        B         A         A        A        A
  High Income Fund
Loomis Sayles Intermediate         A         A         A        A        A
  Duration Fixed Income Fund
Loomis Sayles Investment           C         A         A        A        A
  Grade Fixed Income Fund
Aggregate Dollar Range of          E         E         E        E        A
  Fund Shares in Funds
  Overseen by Trustee in the
  Fund Complex

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000
**Amounts include amounts held through the deferred compensation plan.

Interested Trustees

                                                              Robert J. John T.
 Dollar Range of Fund Shares*                                 Blanding  Hailer
 ----------------------------                                 --------- -------
 Loomis Sayles Fixed Income Fund                                  A        A
 Loomis Sayles Institutional High Income Fund                     E        A
 Loomis Sayles Intermediate Duration Fixed
 Income Fund                                                      A        A
 Loomis Sayles Investment Grade Fixed Income Fund                 A        A
 Aggregate Dollar Range of Fund Shares in Funds Overseen by       E        E
   Trustee in the Fund Complex:

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000
**Amounts include amounts held through the deferred compensation plan.

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2005

                                         Pension or         Estimated   Total Compensation
                        Aggregate    Retirement Benefits     Annual       From the Fund
Name of Person,        Compensation    Accrued as Part    Benefits Upon     Complex/3/
Position               from Trust/1/ of Trust Expenses/2/  Retirement    Paid to Trustee
---------------        ------------  -------------------  ------------- ------------------
Independent Trustees
Graham T. Allison, Jr.   $41,108             $0                $0            $108,575
Charles D. Baker/4/      $ 8,919             $0                $0            $ 22,625
Edward A. Benjamin       $39,914             $0                $0            $105,025
Daniel M. Cain           $54,177             $0                $0            $140,810
Paul G. Chenault         $41,108             $0                $0            $108,575
Kenneth J. Cowan         $55,371             $0                $0            $144,360
Richard Darman           $41,108             $0                $0            $108,575
Sandra O. Moose          $36,242             $0                $0            $ 95,900
John A. Shane            $41,108             $0                $0            $108,575
Cynthia L. Walker/4/     $ 8,919             $0                $0            $ 22,625
Interested Trustees
Robert J. Blanding       $     0             $0                $0            $      0
John T. Hailer           $     0             $0                $0            $      0

       The IXIS Advisor and Loomis Sayles Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date of such fees.

/1/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2005 for the Trustees is as follows: Allison ($189,748), Benjamin ($26,551), Cain ($50,407), Chenault ($9,163), Cowan ($35,211) and Darman ($67,636).

/2/ The Trusts provides no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees.

/3/ Total Compensation represents amounts paid during the fiscal year ended September 30, 20052005 to a trustee for serving on the board of trustees of eight (8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/4/ Mr. Baker and Ms. Walker were elected as Trustees on June 2, 2005.

       Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

       Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Fund's investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee ( the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine "for" and "against" issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Funds voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2005 is available (i) through the Funds' website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                               PRINCIPAL HOLDERS

       The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 18, 2006.

       To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Fund          Shareholder and Address                       Percentage of Shares Held

LOOMIS SAYLES FIXED INCOME FUND

Institutional Marsh & McLennan Companies Inc.                                   23.36%
              Marsh & McLennan Defined
              Benefit Plan
              1166 Ave of the Americas
              New York, NY 10036

              Municipal Employees Retirement System of LA-A                     7.80%
              Attn: Bob Rust
              7937 Office Park Blvd.
              Baton Rouge, LA 70809-7606

              Massachusetts Water Resources Authority                           7.26%
              Retirement System
              Attn: Brian M. Leahy
              100 First Ave.
              Charlestown Navy Yard
              Boston, MA 02129-2043

              Somerville Retirement System                                      7.14%
              Attn: John Rourke, Chairman
              50 Evergreen St.
              City Hall Annex
              Somerville, MA 0214-2819

                The Northern Trust TTEE                                 6.79%
                FBO Centerpoint Energy Employees
                Savings Plan-DV
                PO Box 92994
                Chicago, IL 60675-2994

                Covenant Ministries of Benevolence                      6.45%
                5145 N. California Ave.
                Chicago, IL 60622-3661

                Wake Forest University                                  5.71%
                Reynolds Hall, Room 203
                PO Box 7354
                1834 Wake Forest Dr.
                Winston-Salem, NC 27106-8758

  LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

  Institutional Essex Regional Retirement Board                         10.36%
                Attn: Timothy A. Bassett
                491 Maple St. STE 202
                Danvers, MA 01923-4025

                Daniel J. Fuss                                          10.03%
                44 Longfellow Rd.
                Wellesley, MA 02481-5221

                Wendel & Co.                                            9.87%
                c/o The Bank of New York
                Mutual Fund Dept./Reorg.-6th Floor
                PO Box 1066 Wall St. Station
                New York, NY 10286-0001

                Meadows Securities Company                              8.60%
                As Nominee
                80 E Market St Ste 300
                Corning, NY 14830-2722

                Brookline Contributory Retirement System                8.23%
                333 Washington St.
                Brookline, MA 02445-6853

                AMVESCAP National Trust Co.                             7.90%
                as agent for Fleet Nat'l Bank FBO
                Loomis Sayles & Co. Deferral Program
                400 Colony Square STE 2200
                1201 Peachtree St. NE
                Atlanta, GA 30361-6302

                Rosemary B. Fuss                                        7.20%
                44 Longfellow Rd.
                Wellesley, MA 02481-5221

                Charles Schwab & Co., Inc.                              6.84%
                Attn: Mutual Fund Dept.
                101 Montgomery St.
                San Francisco, CA 94104-4122

                Worcester Polytechnic Institute                         6.33%
                Attn: Sylvia Cucinotta
                Associate Treasurer
                100 Institute Rd.
                Worcester, MA 01609-2280

                Teamsters Union 25                                      5.76%
                Health Services & Insurance Plan
                16 Sever St.
                Charlestown, MA 02129-1305

  LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

  Institutional Trustees of Clark University                            21.80%
                Attn: James Collins
                950 Main St
                Worcester, MA 01610-1477

                Wells Fargo Bank NA FBO                                 21.48%
                Syntegra Retirement Plan-Loomis
                P.O. Box 1533
                Minneapolis, MN 55480-1533

                Curry College                                           16.79%
                1071 Blue Hill Ave.
                Milton, MA 02186-2395

                Youngstown Area Jewish Federation                       14.13%
                Attn: Debbie Grinstein
                505 Gypsy Ln.
                Youngstown, OH 44504-1304

                Plumbers & Pipefitters Local 138                        7.77%
                Pension Fund
                40 Poplar St
                Danvers, MA 01923-2249

                WLCFS Investment Corporation                            5.49%
                PO Box 245039
                Milwaukee, WI 53244-9539

                Wisconsin Lutheran Retirement Community Inc.            5.32%
                PO Box 245039
                Milwaukee, WI 53244-9539

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Institutional Bost & Co                                                  15.23%
              Mellon Bank NA
              Mutual Funds Department
              P.O. Box 3198
              Pittsburgh, PA 15230-3198

              Braintree Contributory Retirement System                   12.56%
              Attn: Jeanne Martineau
              71 Cleveland Ave
              Braintree, MA 02184-4930

              Teamsters Local 522                                        10.38%
              C/O William McGrath
              2185 Lemoine Ave
              Fort lee, NJ 07024-6036

              Strafe & Co                                                6.67%
              FBO SGC Assoc Pen Pl Mutual Fds LP
              P.O. Box 160
              Westerville, OH 43086-0160

              Jupiter & Co.                                              6.65%
              C/O Investors Bank & Trust
              P.O. Box 9130 FPG90
              Boston, MA 02117-9130

              BNY Midwest Trust Company                                  6.19%
              Trustee for AGCO Corporation
              Retirement Plan
              700 S. Flower St Ste 200
              Los Angeles, CA 90017-4104

              SEI Private Trust Co                                       5.68%
              C/O M&T Bank
              FBO: 4B01069-02
              Attn: Mutual Funds Administrator
              One Freedom Valley Drive
              Oaks, PA 19456

              Northern Trust Co. Cust                                    5.64%
              FBO Anne Ray Charitable Trust
              PO Box 92956
              Chicago, IL 60675-2956

              Pershing LLC                                               5.19%
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              National Cable Satellite Corp                              5.14%
              400 North Capitol St NW
              Suite 650
              Washington, D.C. 20001-1550

          National Cable Satellite Corp                           5.14%
          400 North Capitol St NW
          Suite 650
          Washington, D.C. 20001-1550

Management Ownership

       As of record on January 18, 2006, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds, except that Dan Fuss owned beneficially 10.03% of the Loomis Sayles Institutional High Income Fund. The amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

       As of January 10, 2006, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 4.19% of Loomis Sayles Institutional High Income and 1.32% of Loomis Sayles Intermediate Duration Fixed Income Fund.

       As of January 10, 2006, the Pension Plan owned the following percentages of the outstanding Institutional Class shares: 2.06% of Loomis Sayles Institutional High Income Fund.

       The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                                      Rate
----                                                                      ----
Loomis Sayles Fixed Income Fund                                           0.50%
Loomis Sayles Institutional High Income Fund                              0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund                     0.25%
Loomis Sayles Investment Grade Fixed Income Fund                          0.40%

       The Trust pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent accountants and legal counsel for the Funds and the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies.

       Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

       Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund. These amounts include amounts paid by the Fund's predecessors.

                                                 Fiscal Year Ended         Fiscal Year Ended         Fiscal Year Ended
                                                      9/30/03                   9/30/04                   9/30/05
                                             ------------------------- ------------------------- -------------------------
Fund                                         Advisory Fees Fee Waivers Advisory Fees Fee Waivers Advisory Fees Fee Waivers
----                                         ------------- ----------- ------------- ----------- ------------- -----------
Loomis Sayles Fixed Income Fund                 $1,909,635    $ 87,352    $1,967,326    $ 52,551    $1,946,050     $11,427
                                                ----------    --------    ----------    --------    ----------     -------
Loomis Sayles Institutional High Income Fund    $  427,233    $113,990    $  551,345    $117,817    $  592,394     $74,176
                                                ----------    --------    ----------    --------    ----------     -------
Loomis Sayles Intermediate Duration Fixed
  Income Fund                                   $  113,851    $111,005    $   98,780    $ 98,780    $  104,740     $90,431
                                                ----------    --------    ----------    --------    ----------     -------
Loomis Sayles Investment Grade Fixed Income
  Fund                                          $  544,476    $ 93,548    $  652,322    $ 88,099    $  733,210     $50,043
                                                ----------    --------    ----------    --------    ----------     -------

       Loomis Sayles has given a binding undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles for a period of one-year from the date shown, and will be reevaluated on an annual basis.

Fund                                             Expense Limit  Date of Undertaking
----                                             -------------  -------------------
Loomis Sayles Fixed Income Fund
   Institutional Class                                    0.65%  February 1, 2006

Loomis Sayles Institutional High Income Fund
   Institutional Class                                    0.75%  February 1, 2006

Loomis Sayles Intermediate Duration Fixed Income
  Fund
   Institutional Class                                    0.40%  February 1, 2006

Loomis Sayles Investment Grade Fixed Income Fund
   Institutional Class                                    0.55%  February 1, 2006

       In addition to serving as investment adviser to certain series of the Trust, Loomis Sayles also acts as investment adviser to certain series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Fund

       Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds
           (the "Funds") and Other Investors Managed by the Adviser

       Loomis Sayles has organized its business into three investment groups:
The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

       Distribution Agreement

       Under agreements with the Trust (the "Distribution Agreements"), IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 (the "Distributor"), serves as the general distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. served as principal underwriter of the Funds. Any reference to Distributor for the period prior to July 1, 2003 is in reference to Loomis Sayles Distributors, L.P. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders.

       The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreements also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreements automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

       The Distribution Agreements will continue in effect for successive one-year periods with respect to each Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

       Other Services.

       IXIS Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated
January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

       Prior to July 1, 2003, Loomis Sayles performed these same services for the Trust, pursuant to an administrative services agreements with the Trust. On July 1, 2003, Loomis Sayles assigned the Administrative

Services Agreements to IXIS Services, an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004.

   Prior to July 1, 2003, pursuant to the administrative services agreement between the Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts, which include amounts paid by the Fund's predecessor, if applicable:

                                                                       Period
                                                                     October 1,
                                                                        2002
                                                                      through
                                                                      June 30,
Fund                                                                    2003
----                                                                 ----------
Loomis Sayles Fixed Income Fund                                         $95,959
Loomis Sayles Institutional High Income Fund                            $17,743
Loomis Sayles Intermediate Duration Fixed Income Fund                   $ 9,651
Loomis Sayles Investment Grade Fixed Income Fund                        $34,262

       For the period July 1, 2003 through September 30, 2003, the fiscal year ended September 30, 2004 and the period from October 1, 2004 through December 31, 2004, pursuant to the administrative services agreement between ISC and the Trust, ISC was reimbursed or was paid by the Funds the following amounts:

                                                                                          Period from
                                                                                        October 1, 2004
                                                      July 1, 2004 to Fiscal year ended     through
                                                       September 30,    September 30,    December 31,
                                                           2003             2004             2004
                                                      --------------- ----------------- ---------------
Loomis Sayles Fixed Income Fund                               $37,064          $258,180         $59,744
Loomis Sayles Institutional High Income Fund                  $ 7,135          $ 60,296         $16,127
Loomis Sayles Intermediate Duration Fixed Income Fund         $ 3,601          $ 21,605         $ 5,663
Loomis Sayles Investment Grade Fixed Income Fund              $13,116          $107,008         $29,394

       For the period January 1, 2005 through September 30, 2005, pursuant to the administrative services agreement between IXIS Advisors and the Trust, IXIS Advisors was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts:

                                                                  Period from
                                                                January 1, 2005
                                                                    through
                                                                 September 30,
                                                                     2005
                                                                ---------------
Loomis Sayles Fixed Income Fund                                        $193,690
Loomis Sayles Institutional High Income Fund                           $ 48,163
Loomis Sayles Intermediate Duration Fixed Income Fund                  $ 18,131
Loomis Sayles Investment Grade Fixed Income Fund                       $ 89,963

Transfer Agency Services.

       Pursuant to a contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. Prior to October 1, 2005, IXIS Services served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, IXIS Services received the following fees from the Funds:

                                                                           Fiscal year   Fiscal year
                                                                              ended         ended
                                                      February 1, 2003 to September 30, September 30,
                                                      September 30, 2003*     2004          2005
                                                      ------------------- ------------- -------------
Loomis Sayles Fixed Income Fund                                   $31,651       $39,376       $26,676
Loomis Sayles Institutional High Income Fund                      $ 9,947       $12,000       $23,745
Loomis Sayles Intermediate Duration Fixed Income Fund             $ 8,759       $12,000       $21,755
Loomis Sayles Investment Grade Fixed Income Fund                  $11,110       $16,318       $22,120

       * Prior to February 1, 2003, Boston Financial served as transfer agent and shareholder servicing agent for the Funds.

       Custodial Arrangements.

       State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

       Independent Registered Public Accounting Firm.

       The Fund's independent registered public accounting firm is PricewaterhouseCoopers, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

       Counsel to the Funds.

       Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                      Registered Investment            Other Pooled Investment
                            Companies                         Vehicles                           Other Accounts
                --------------------------------- --------------------------------- -----------------------------------------
                                     Advisory fee                      Advisory fee                          Advisory fee
                       Other         is based on         Other         is based on         Other             is based on
                  Accounts Managed   performance    Accounts Managed   performance    Accounts Managed       performance
                -------------------- ------------ -------------------- ------------ -------------------- --------------------
Name of
Portfolio       # of      Total      # of  Total  # of      Total      # of  Total  # of      Total      # of      Total
Manager         Accts     Assets     Accts Assets Accts     Assets     Accts Assets Accts     Assets     Accts     Assets
---------       ----- -------------- ----- ------ ----- -------------- ----- ------ ----- -------------- ----- --------------
Neil Burke        0   $            0   0     $0     0   $            0   0     $0    46     1.82 billion   1   $ 70.9 million
Daniel Fuss      12   $ 7.95 billion   0     $0     4   $201.8 million   0     $0    85     8.97 billion   3   $731.5 million
Steve Kaseta      3   $630.6 million   0     $0     6   $ 2.07 billion   0     $0    43   $ 4.07 billion   0   $            0
Richard
  Raczkowski      1   $250.0 million   0     $0     2   $ 54.6 million   0     $0    31   $876.6 million   1   $326.3 million
Clifton Rowe      3   $218.7 million   0     $0     0   $            0   0     $0    46   $ 1.44 billion   0   $            0

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or, accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address of these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

       While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of Lehman Aggregate Index and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized by each fund is noted in the table below:

FUND                                                  MANAGER BENCHMARK
----                                                  -----------------
Loomis Sayles Fixed Income Fund                       Lehman Government/Credit Index
Loomis Sayles Institutional High Income Fund          Lehman High Yield Index
Loomis Sayles Intermediate Duration Fixed Income Fund Lehman Intermediate Government/Credit Index
Loomis Sayles Investment Grade Fixed Income Fund      Lehman Aggregate Index

       The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

       Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

General

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

..   upon retirement a participant will receive a multi-year payout for his or her vested units;

..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

Name of Portfolio                                                     Dollar Range of Equity
Manager                              Fund(s) Managed                  Securities Invested
-----------------    ------------------------------------------------ ----------------------
Neil Burke           Loomis Sayles Intermediate Duration Fixed Income                      A
                     Fund
Daniel Fuss          Loomis Sayles Fixed Income Fund                                       A
                     Loomis Sayles Institutional High Income Fund                          G
                     Loomis Sayles Investment Grade Fixed Income Fund                      A
Steve Kaseta         Loomis Sayles Investment Grade Fixed Income Fund                      A
Richard Raczkowski   Loomis Sayles Intermediate Duration Fixed Income                      A
                     Fund
Clifton Rowe         Loomis Sayles Intermediate Duration Fixed Income                      A
                     Fund

A. None                   E. $100,001 - $500,000
B. $1 - 10,000            F. $500,001 - $1,000,000
C. $10,001 - $50,000      G. over $1,000,000
D. $50,001 - $100,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Loomis Sayles Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction,
(d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as Soft Dollars).

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

       Brokerage Commissions

       None of the Funds paid any brokerage commissions in 2003 or 2004. In 2005, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund paid $28,473, $1,708 and $2,650, respectively, in brokerage commissions.

       The table below presents information regarding the securities of the Funds' "regular broker-dealers"* (or the parent of the regular broker-dealer) that were held by the Funds as of September 30, 2005.

Fund                                                               Market Value
----                                                               ------------
Loomis Sayles Fixed Income Fund
   Barclays Bank                                                   $10,592,734
   Citigroup                                                       $   115,798
   HSBC Bank                                                       $ 5,064,000
   Goldman Sachs                                                   $   146,574
Loomis Sayles Institutional High Income Fund
   Barclays Bank                                                   $ 2,830,297
   HSBC Bank                                                       $   506,400
Loomis Sayles Intermediate Duration Fixed Income Fund
   Citigroup                                                       $   112,238
   Goldman Sachs Group, Inc.                                       $   295,224
   Nomura Asset Securities.                                        $   106,118
Loomis Sayles Investment Grade Fixed Income Fund
   Barclays Bank                                                   $ 5,968,417
   Citigroup                                                       $ 1,951,962
   HSBC Bank                                                       $ 2,025,600

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

       Subject to procedures adopted by the Board of Trustees of the Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management U.S. Group or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

       Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the funds' dealer in connection with such transactions.

       To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses.

       It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUST

       The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets of a Fund are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds in a Trust.

       The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

       The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the trustees may, also without shareholder approval, terminate the Trust or any Fund upon written notice to its shareholders.

Voting Rights

       Shareholders of the Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

Shareholder and Trustee Liability

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the

Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trust.

How to Buy Shares

       The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Redemptions

       The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."

       Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. Medallion signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

       If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Funds at 1-800-633-3330. When a telephone redemption request is received, the proceeds are generally wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by the Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Trust, and a new request will be necessary.

       In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request with a medallion signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, State Street Bank, Boston Financial and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.

       The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Funds may withhold redemption proceeds until the share have been in the account for fifteen days.

       Each Fund normally will redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

       A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "DISTRIBUTIONS AND TAXES."

Other

       The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

Net Asset Value

       The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

       The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

       Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," is securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issue (such as a declaration of bankruptcy or a deleting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets.)

       Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

       The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a share of a Fund is the next-determined net asset value.

                             SHAREHOLDER SERVICES

Open Accounts

       A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each transaction in the account, the registered shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year Boston Financial will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

       The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

       The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

Exchange Privilege

       Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds II or any other series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II or any IXIS Advisor Fund that offers Class Y shares or for Class A shares of the IXIS Advisor Cash Management Trust.

       Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with the Trust or (2) sending a written exchange request to the Trust accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

Individual Retirement Accounts ("IRAs")(All Funds)

       IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund.

       All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles. Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

                            DISTRIBUTIONS AND TAXES

       In General. As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

       Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

       Taxation of Funds. The Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

       So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Funds failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Funds would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if a Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Funds intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

       Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Funds owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Funds owned for one year or less will be taxable as ordinary income.

       Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Funds as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Funds during October, November or December to shareholders of record on a date in any such month and paid by the Funds during the following January will be treated for federal tax purposes as paid by the Funds and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

       Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities or REITs is not eligible for treatment as qualified dividend income.

       In general, distributions of investment income designated by the Funds as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the aggregate qualified dividends received by the Funds during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

       If the Funds makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

       Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Funds are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Funds within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

       Passive Foreign Investment Companies. Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Funds may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Funds may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund -level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

       Foreign Taxes. Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Funds may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by The Funds to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by a Fund with the IRS must be increased by the amount of the shareholder's portion of a Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

       Foreign Currency Transactions Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       Financial Products The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

       Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require a Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

       Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

       Securities issued or purchased at a discount The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       REITs. A Fund's investment in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

       Tax-Exempt Shareholders Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) a Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REIMCs"); or (2) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

       Backup Withholding A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

       Other Tax Matters Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

       Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

       The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

       If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 ("2004 Act"), effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. The Funds do not intend to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USPRIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the five-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                             FINANCIAL STATEMENTS

       The financial statements of the Funds and the related reports of independent registered public accountants included in the Funds' Annual Reports for the year ended September 30, 2005 are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their 2005 Annual Reports for the year ended September 30, 2005 are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-633-3336, by writing to the Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available on-line at the SEC's website, at www.sec.gov.

                            PERFORMANCE INFORMATION

       Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders.

       The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

       At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.

       Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

       Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

       Corporate and Municipal Bond Ratings

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are subject to substantial credit risk.

       B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. These bonds are considered speculative and are subject to higher credit risk.

       Caa: Bonds which are rated Caa are of poor standing. Such issues are subject to very high credit risk.

       Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default with some prospect of recovery of principal and interest.

       C: Bonds which are rated C are the lowest rated class of bonds and are typically in default, and issues so rated can be regarded as having extremely poor prospects of recovery of principal and interest.

       Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

       Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

       Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

       Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

       Issue Credit Rating Definitions

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

       Investment-Grade

       AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Speculative Grade

       Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

       C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       CI: The rating CI is reserved for income bonds on which no interest is being paid.

       D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

       r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

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       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Commercial Paper Rating Definitions

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch's Ratings Service

       Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

       The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

       Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

       Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

       International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

       The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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B

Highly speculative.

..   For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

..   For issuers and performing obligations, default is a real possibility.
    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

..   For issuers and performing obligations, default of some kind appears probable.

..   For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

..   For issuers and performing obligations, default is imminent.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

       - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

       Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

       Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

       Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

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International Short-Term Credit Ratings

       The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

       The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     -69-

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Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
       Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
       Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
       Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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